SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         Post-Effective Amendment No. 2

                                    FORM S-6

                               File No. 333-84121

              FOR REGISTRATION UNDER THE SECURITIES ACT OF 1933 OF
             SECURITIES OF UNIT INVESTMENT TRUSTS REGISTERED ON FORM
                               N-8B-2 (811-09515)

A.   Exact name of trust:             American Enterprise Variable Life Account

B.   Name of depositor:               AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

C.   Complete address of depositor's principal executive offices:
     829 AXP Financial Center, Minneapolis, MN  55474

D.   Name and complete address of agent for service:

            Mary Ellyn Minenko, Esq.
            American Enterprise Life Insurance Company
            50607 AXP Financial Center
            Minneapolis, MN 55474

It is proposed that this filing become effective (check appropriate box)

   [ ]  immediately  upon  filing  pursuant  to  paragraph  (b)
   [X]  on May 1,  2001 pursuant to paragraph (b)
   [ ] 60 days after filing pursuant to paragraph (a)(1)
   [ ] on (date) pursuant to paragraph (a)(1) of Rule 485
   [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment

E.   Title of securities being registered:

            Flexible Premium Variable Life Insurance Policy

F.   Approximate date of proposed public offering: not applicable

[AMERICAN EXPRESS LOGO]                                AMERICAN EXPRESS
                                                          SIGNATURE
                                                   VARIABLE UNIVERSAL LIFE-SM-

ISSUED BY:
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

PROSPECTUS

MAY 1, 2001

A FLEXIBLE PREMIUM VARIABLE LIFE INSURANCE POLICY

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT

ISSUED AND SOLD BY:   AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
                      Administrative Offices:
                      829 AXP Financial Center
                      Minneapolis, MN 55474
                      Telephone: (800) 333-3437

This prospectus contains information about the life insurance policy that you should know before investing. You also will receive prospectuses for the underlying funds that are investment options under your policy. Please read all prospectuses carefully and keep them for future reference.

Variable universal life insurance is a complex vehicle. Before you invest, be sure to ask your sales representative about the variable universal life insurance policy's features, benefits, risks and fees, and whether the variable universal life insurance is appropriate for you, based upon your financial situation and objectives.

Your sales representative may be authorized to offer you several different variable universal life insurance policies. Each policy has different features or benefits that may be appropriate for you based on your financial situation and needs, your age and how you intend to use the product. The different features and benefits may include investment and fund manager options, variations in interest rate amounts and guarantees and surrender charge schedules. The fees and charges may also be different between each policy.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ACCURACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AN INVESTMENT IN THIS POLICY IS NOT A DEPOSIT OF A BANK OR FINANCIAL INSTITUTION AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. AN INVESTMENT IN THIS POLICY INVOLVES INVESTMENT RISK INCLUDING POSSIBLE LOSS OF PRINCIPAL.

TABLE OF CONTENTS

THE POLICY IN BRIEF ......................................3

LOADS, FEES AND CHARGES ..................................4

     Fund Expenses .......................................5

     Premium Expense Charge ..............................7

     Monthly Deduction ...................................7

     Surrender Charge ....................................7

     Partial Surrender Fee ..............................10

     Mortality and Expense Risk Charge ..................10

     Transfer Charge ....................................10

     Optional Insurance Benefits ........................10

PURCHASING YOUR POLICY ..................................11

     Application ........................................11

     Right to Examine Policy ............................11

     Premiums ...........................................11

KEEPING THE POLICY IN FORCE .............................12

     No Lapse Guarantee .................................12

     Grace Period .......................................12

     Reinstatement ......................................12

THE VARIABLE ACCOUNT ....................................13

THE FUNDS ...............................................14

     Fund Objectives ....................................18

     Relationship Between Funds and Subaccounts .........19

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS ............19

THE FIXED ACCOUNT .......................................24

POLICY VALUE ............................................25

     Fixed Account Value ................................25

     Subaccount Values ..................................25

POLICY VALUE CREDITS ....................................26

PROCEEDS PAYABLE UPON DEATH .............................27

     Change in Death Benefit Option .....................28

     Changes in Specified Amount ........................28

     Misstatement of Age or Sex .........................29

     Suicide ............................................29

     Beneficiary ........................................29

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS .....29

     Fixed Account Transfer Policies ....................29

     Minimum Transfer Amounts ...........................30

     Maximum Transfer Amounts ...........................30

     Maximum Number of Transfers Per Year ...............30

     Two Ways to Request a Transfer, Loan or Surrender ..30

     Automated Transfers ................................31

     Automated Dollar-Cost Averaging ....................31

POLICY LOANS ............................................32

POLICY SURRENDERS .......................................33

     Total Surrenders ...................................33

     Partial Surrenders .................................33

     Allocation of Partial Surrenders ...................33

     Effect of Partial Surrenders .......................33

     Taxes ..............................................33

     Exchange Right .....................................33

OPTIONAL INSURANCE BENEFITS .............................34

     Waiver of Monthly Deduction ........................34

     Accidental Death Benefit ...........................34

     Term Insured Rider .................................34

     Additional Insured Rider ...........................34

     Children's Insurance Rider .........................34

PAYMENT OF POLICY PROCEEDS ..............................34

FEDERAL TAXES ...........................................36

     American Enterprise Life's Tax Status ..............36

     Taxation of Policy Proceeds ........................36

     Modified Endowment Contracts .......................37

     Other Tax Considerations ...........................37

AMERICAN ENTERPRISE LIFE ................................38

     Ownership ..........................................38

     State Regulation ...................................38

     Distribution of the Policy .........................38

     Legal Proceedings ..................................38

     Experts ............................................39

MANAGEMENT OF AMERICAN ENTERPRISE LIFE ..................39

     Directors ..........................................39

     Officers Other than Directors ......................39

OTHER INFORMATION .......................................40

     Substitution of Investments ........................40

     Voting Rights ......................................40

     Reports ............................................40

POLICY ILLUSTRATIONS ....................................41

     Understanding the Illustrations ....................41

KEY TERMS ...............................................44

ANNUAL FINANCIAL INFORMATION ............................46

NOTES TO FINANCIAL STATEMENTS ...........................58

CONDENSED FINANCIAL INFORMATION (UNAUDITED) .............62


--------------------------------------------------------------------------------
2  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

THE POLICY IN BRIEF

LOADS, FEES AND CHARGES: You pay the following charges, either indirectly (as deductions from the underlying funds), or directly (such as deductions from your premium payments or from your policy value). These charges primarily compensate American Enterprise Life for administering and distributing the policy as well as paying policy benefits and assuming related risks:

- FUND EXPENSES -- applies only to the underlying funds and consists of investment management fees, 12b-1 fees, taxes, brokerage commissions and nonadvisory expenses ranging from 0.65% to 1.50% in total expenses. (p. 5)

- PREMIUM EXPENSE CHARGE -- 3% deducted from each premium payment to cover some distribution expenses, state and local premium taxes, and federal taxes.

- MONTHLY DEDUCTION -- charged against the value of your policy each month (prior to the insured's attained insurance age 100), covering the cost of insurance, cost of issuing the policy, administrative expenses and optional insurance benefits; includes a $7 per month administrative charge.

- SURRENDER CHARGE -- applies if you surrender your policy for its full cash surrender value, or the policy lapses, during the first 15 years and for 15 years after requesting an increase in the specified amount. The maximum surrender charge ranges from $6.81 to $57.75 per thousands of dollars of the initial specified amount and any increase in the specified amount and is based on the insured's age, sex and risk classification.

- PARTIAL SURRENDER FEE -- applies if you surrender part of the value of your policy; equals $25 or 2% of the amount surrendered, whichever is less.

- MORTALITY AND EXPENSE RISK CHARGE -- applies only to the subaccounts equals, on an annual basis, 0.9% of the average daily net asset value of the subaccounts.

- OPTIONAL INSURANCE BENEFITS: You may choose to add additional benefits to your policy at an additional cost, in the form of riders. The amounts of these benefits do not vary with the investment experience of the variable account. Certain restrictions apply and are clearly described in the applicable rider.

PURCHASING YOUR POLICY: To apply, send a completed application and premium payment to American Enterprise Life's office. You will need to provide medical and other evidence that the person you propose to insure (yourself or someone else) is insurable according to our underwriting rules before we can accept your application. (p. 11)

RIGHT TO EXAMINE POLICY: You may return your policy for any reason and receive a refund of your policy value, less indebtedness, plus any premium expense charges or monthly deductions taken by mailing us the policy and a written request for cancellation by the 20th day after you receive it. In Hawaii, Illinois, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, South Carolina, Virginia, Washington and Wisconsin, you will receive a full refund of all premiums paid. (p. 11)

PREMIUMS: In applying for your policy, you state how much you intend to pay and whether you will pay quarterly, semiannually or annually. You may also make additional, unscheduled premium payments subject to certain limits. You cannot make premium payments on or after the insured's attained insurance age 100. We may refuse premiums in order to comply with the Internal Revenue Code of 1986, as amended (the Code). (p. 11)

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing the policy will remain in force five policy years. The feature is in effect if you meet certain premium requirements. (p. 12)

GRACE PERIOD: If the cash surrender value of your policy becomes less than the amount needed to pay the monthly deduction and the no lapse guarantee is not in effect, you will have 61 days to pay a premium that raises the cash surrender value to an amount sufficient to pay the monthly deduction. If you don't, the policy will lapse. (p. 12)

REINSTATEMENT: If your policy lapses, it can be reinstated within five years. The reinstatement is subject to certain conditions including evidence of insurability satisfactory to American Enterprise Life and the payment of a sufficient premium. (p. 12)

PURPOSE: The purpose of the policy is to provide life insurance protection on the life of the insured and to build policy value. The policy provides a death benefit that we pay to the beneficiary upon the insured's death. As in the case of other life insurance policies, it may not be advantageous to purchase this policy as a replacement for, or in addition to an existing life insurance policy.

The policy allows you, as the owner, to allocate your net premiums, or transfer policy value, to:

     THE VARIABLE ACCOUNT, consisting of subaccounts, each of which invests in a fund with a particular investment objective. You may direct premiums to any or all of these subaccounts. Your policy's value may increase or decrease daily, depending on the investment return. No minimum amount is guaranteed. (p. 13)

     THE FIXED ACCOUNT, which earns interest at rates that are adjusted periodically by American Enterprise Life. This rate will never be lower than 4.0%. (p. 24)

POLICY VALUE CREDITS: Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value. (p. 26)


--------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 3

PROCEEDS PAYABLE UPON DEATH: Prior to the insured's attained insurance age 100, your policy's death benefit can never be less than the specified amount, unless you change that amount or your policy has outstanding indebtedness. The relationship between the policy value and the death benefit depends on which of two options you choose:

- OPTION 1 LEVEL AMOUNT: The death benefit is the greater of the specified amount or a percentage of policy value.

- OPTION 2 VARIABLE AMOUNT: The death benefit is the greater of the specified amount plus the policy value or a percentage of policy value.

You may change the death benefit option or specified amount within certain limits; doing so generally will affect policy charges.

On or after the insured's attained insurance age 100, the proceeds payable upon the death of the insured will be the cash surrender value.(p. 27)

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS: You may, at no charge, transfer policy value from one subaccount to another or between subaccounts and the fixed account. (Certain restrictions apply to transfers involving the fixed account.) We reserve the right to limit transfers to no more than twelve per year by phone or mail. However, we also reserve the right to charge a fee for more than twelve transfers per year by phone or mail. You also can arrange for automated transfers among the fixed account and subaccounts. (p. 29)

POLICY LOANS: You may borrow against your policy's cash surrender value. A policy loan, even if repaid, can have a permanent effect on the death benefit and policy value. A loan may have tax consequences if your policy lapses or you surrender it. (p. 32)

POLICY SURRENDERS: You may cancel this policy while it is in force and receive its cash surrender value. The cash surrender value is the policy value minus indebtedness, minus any applicable surrender charges. (p. 33)

EXCHANGE RIGHT: For two years after the policy is issued, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need do is transfer all of the policy value in the subaccounts to the fixed account.

PAYMENT OF POLICY PROCEEDS: We will pay policy proceeds when you surrender the policy or the insured dies. You or the beneficiary may choose whether you want us to make a lump sum payment or payments under one or more of certain options. (p. 34)

FEDERAL TAXES: The death benefit is not considered part of the beneficiary's income and therefore is not subject to federal income taxes. When the proceeds are paid after the insured's attained insurance age 100, if the amount received plus any indebtedness exceeds your investment in the policy, the excess may be taxable as ordinary income. Part or all of any proceeds you receive through full or partial surrender, lapse, policy loan or assignment of policy value may be subject to federal income tax as ordinary income. Proceeds other than death benefits from certain policies, classified as "modified endowments," are taxed differently from proceeds of conventional life insurance contracts and also may be subject to an additional 10% IRS penalty tax if you are younger than 59 1/2. A policy is considered to be a modified endowment if it was applied for or materially changed after June 21, 1988, and premiums paid in the early years exceed certain modified endowment limits. (p. 36)

LOADS, FEES AND CHARGES

POLICY CHARGES COMPENSATE AMERICAN ENTERPRISE LIFE FOR:

-    providing the insurance benefits of the policy;

-    issuing the policy;

-    administering the policy;

-    assuming certain risks in connection with the policy; and

-    distributing the policy.

We deduct some of these charges from your premium payments. We deduct others periodically from your policy value in the fixed account and/or subaccounts. We may also assess a charge if you surrender your policy or the policy lapses.


--------------------------------------------------------------------------------
4  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

FUND EXPENSES

The investment managers and advisers receive fees for their services to the funds. The funds also pay taxes, brokerage commissions and nonadvisory expenses, such as custodian and trustee fees, registration fees for shares, postage, fidelity and security bond costs, legal fees and other miscellaneous fees and charges. The table below will help you understand the expenses that the funds pay.

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS)

                                                                          MANAGEMENT       12b-1         OTHER
                                                                             FEES          FEES         EXPENSES        TOTAL
AXP -Registered Trademark- Variable Portfolio -

      Blue Chip Advantage Fund                                                .56%          .13%           .26%         .95%(1)

      Bond Fund                                                               .60           .13            .06          .79(2)

      Capital Resource Fund                                                   .60           .13            .04          .77(2)

      Cash Management Fund                                                    .51           .13            .04          .68(2)

      Diversified Equity Income Fund                                          .56           .13            .26          .95(1)

      Extra Income Fund                                                       .62           .13            .07          .82(2)

      Federal Income Fund                                                     .61           .13            .13          .87(1)

      Growth Fund                                                             .64           .13            .18          .95(1)

      Managed Fund                                                            .59           .13            .03          .75(2)

      New Dimensions Fund -Registered Trademark-                              .60           .13            .05          .78(2)

      Small Cap Advantage Fund                                                .75           .13            .31         1.19(1)

AIM V.I.

      Capital Appreciation Fund                                               .61            --            .21          .82(3)

      Capital Development Fund                                                .75            --            .63         1.38(3),(4)

      Value Fund                                                              .61            --            .23          .84(3)

Alliance VP

      Premier Growth Portfolio (Class B)                                     1.00           .25            .05         1.30(5)

      Technology Portfolio (Class B)                                          .99           .25            .07         1.31(5)

      U.S. Government/High Grade Securities Portfolio (Class B)               .60           .25            .35         1.20(5)

Baron Capital Funds Trust

      Capital Asset Fund - Insurance Shares                                  1.00           .25            .25         1.50(6)

Credit Suisse Warburg Pincus Trust

      Emerging Growth Portfolio
      (previously Warburg Pincus Trust - Emerging Growth Portfolio)           .90            --            .35         1.25(7)

Fidelity VIP

      III Growth & Income Portfolio (Service Class)                           .48           .10            .11          .69(8)

      III Mid Cap Portfolio (Service Class)                                   .57           .10            .17          .84(8)

      Overseas Portfolio (Service Class)                                      .72           .10            .17          .99(8)

FTVIPT

      Franklin Real Estate Fund - Class 2                                     .58           .25            .02          .85(9),(10)

      Mutual Shares Securities Fund - Class 2                                 .60           .25            .20         1.05(10)

      Templeton International Smaller Companies Fund - Class 2                .85           .25            .26         1.36(10)

Goldman Sachs VIT

      Capital Growth Fund                                                     .75            --            .25         1.00(11)

      CORE-SM- U.S. Equity Fund                                               .70            --            .20          .90(11)

      Global Income Fund                                                      .90            --            .25         1.15(11)

      International Equity Fund                                              1.00            --            .35         1.35(11)

J.P. Morgan

      U.S. Disciplined Equity Portfolio                                       .35            --            .50          .85(3)


--------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 5

ANNUAL OPERATING EXPENSES OF THE FUNDS (AFTER FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS, IF APPLICABLE, AS A PERCENTAGE OF AVERAGE DAILY NET ASSETS) (CONTINUED)

                                                                          MANAGEMENT       12b-1         OTHER
                                                                             FEES          FEES         EXPENSES        TOTAL
Lazard Retirement Series

      Equity Portfolio                                                        .75%          .25%           .25%        1.25%(12)

      International Equity Portfolio                                          .75           .25            .25         1.25(12)

MFS -Registered Trademark-

      New Discovery Series - Initial Class                                    .90            --            .16         1.06(13),(14)

      Research Series - Initial Class                                         .75            --            .10          .85(13)

      Utilities Series - Initial Class                                        .75            --            .16          .91(13)

Putnam Variable Trust

      Putnam VT Growth and Income Fund - Class IB Shares                      .46           .25            .04          .75(15)

      Putnam VT International Growth Fund - Class IB Shares                   .76           .25            .18         1.19(15)

      Putnam VT International New Opportunities Fund - Class IB Shares       1.00           .25            .21         1.46(15)

Royce

      Micro-Cap Portfolio                                                    1.25            --            .10         1.35(16)

      Small-Cap Portfolio (previously Royce Premier Portfolio)               1.00            --            .35         1.35(16)

Wanger

      International Small Cap                                                1.20            --            .21         1.41(3),(17)

      U.S. Small Cap                                                          .95            --            .05         1.00(3),(17)

(1) The fund's expense figures are based on actual expenses, after fee waivers and expense reimbursements, for the fiscal year ending Aug. 31, 2000. Without fee waivers and expense reimbursements "Other Expenses" and "Total" would be 0.27% and 0.96% for AXP Variable Portfolio - Blue Chip Advantage Fund, 0.80% and 1.49% for AXP Variable Portfolio - Diversified Equity Income Fund, 0.15% and 0.89% for AXP Variable Portfolio - Federal Income Fund, 0.20% and 0.97% for AXP Variable Portfolio - Growth Fund, and 0.55% and 1.43% for AXP Variable Portfolio - Small Cap Advantage Fund.

(2) The fund's expense figures are based on actual expenses for the fiscal year ended Aug. 31, 2000.

(3) Figures in "Management Fees," "12b-1 Fees," "Other Expenses," and "Total" are based on actual expenses for the fiscal year ended Dec. 31, 2000.

(4)  Expenses have been restated to reflect current fees.

(5) Figures in "Management Fees," "12b-1 Fees," "Other Expenses" and "Total" are based on actual expenses for the fiscal period ended Dec. 31, 2000. Absent fee waivers and expense reimbursements "Management Fees," "12b-1 Fees," "Other Expenses," and "Total" would be 1.00%, 0.25%, 0.08% and 1.33% for Alliance Technology Portfolio.

(6) The Advisor is contractually obligated to reduce its fee to the extent required to limit Baron Capital Asset Fund's total operating expenses to 1.50% for the first $250 million of assets in the Fund, 1.35% for Fund assets over $250 million and 1.25% for Fund assets over $500 million. Without the expense limitations, total operating expenses for the Fund for the period Dec. 31, 2000 would have been 1.66%.

(7) Expense ratios are shown after fee waivers and expenses reimbursements by the investment advisor. The total expense ratios before the waivers and reimbursements would have been: Credit Suisse Warburg Pincus Trust Emerging Growth Portfolio (0.90%, 0%, 0.40% and 1.30%).

(8) There were no reimbursement or expense reductions for the period ended Dec. 31, 2000. Actual annual class operating expenses were lower because a portion of the brokerage commissions that the fund paid was used to reduce the fund's expenses, and/or because through arrangements with the fund's custodian, credits realized as a result of uninvested cash balances were used to reduce a portion of the fund's custodian expenses. See the accompanying fund prospectus for details.

(9)  The Fund administration fee is paid indirectly through the management fee.

(10) The Fund's class 2 distribution plan or "Rule 12b-1 plan" is described in the fund's prospectus.

(11) Expense ratios are shown after fee waivers and expense reimbursements by the investment adviser. The expense ratios before the waivers and reimbursements would have been: 0.75%, 1.09% and 1.84% for Capital Growth Fund, 0.70%, 0.17%, and 0.87% for CORE-SM- U.S. Equity Fund, 0.90%, 2.05%
     and 2.95% for Global Income Fund and 1.00%, 0.99% and 1.99% for International Equity Fund.

(12) Absent fee waivers and/or reimbursements, "Other Expenses" and "Total" expenses for the year ended Dec. 31, 2000 would have been 4.07% and 5.07% for Equity Portfolio and 1.32% and 2.32% for International Equity Portfolio.

(13) Each series has an expense offset arrangement which reduces the series' custodian fee based upon the amount of cash maintained by the series with its custodian and dividend disbursing agent. Each series may enter into other such arrangements and directed brokerage arrangements, which would also have the effect of reducing the series' expenses. "Other Expenses" do not take into account these expense reductions, and are therefore higher than the actual expenses of the series. Had these fee reductions been taken into account, "Net Expenses" would be lower for certain series and would equal: 1.05% for New Discovery Series, 0.84% for Research Series, and 0.90% for Utilities Series.

(14) MFS has contractually agreed, subject to reimbursement, to bear expenses for these series such that each such series' "Other Expenses" (after taking into account the expense offset arrangement described above), do not exceed the following percentages of the average daily net assets of the series during the current fiscal year 0.15% for the New Discovery Series. Without this agreement, "Other" and Total Expenses" would have been 019% and 1.09%. These contractual fee arrangements will continue until at least May 1, 2002, unless changed with the consent of the board of trustees which oversees the series.

(15) Restated to reflect an increase in 12b-1 fees currently payable to Putnam Investment Management, LLC ("Putnam Management"). The Trustees currently limit payments on class IB shares to 0.25% of average net assets. Actual 12b-1 fees during the most recent fiscal year were 0.15% of average net assets.

(16) Royce has contractually agreed to waive its fees and reimburse expenses to the extent necessary to maintain the Funds Net Annual Operating Expense ratio at or below 1.35% through Dec. 31, 2001 and 1.99% through Dec. 31, 2010. Absent fee waivers "Other Expenses" and "Total Expenses" would be 0.33% and 1.58% for Royce Micro-Cap Portfolio and 2.89% and 3.89% for Royce Small Cap Portfolio.

(17) Liberty Wanger Asset Management, L.P. will reimburse the Fund if its annual ordinary operating expenses exceed 2.00% of average daily net assets. The commitment expires on Sept. 30, 2002.


--------------------------------------------------------------------------------
6  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

American Enterprise Life Insurance Company has entered into certain arrangements under which it is compensated by the funds' advisors and/or distributors for the administrative services it provides to these funds.

PREMIUM EXPENSE CHARGE

We deduct this charge from each premium payment. We credit the amount remaining after the deduction, called the net premium, to the account(s) you have selected. The premium expense charge is 3% of each premium payment. It partially compensates American Enterprise Life for expenses of distributing the policy, including agents' commissions, advertising and printing of prospectuses and sales literature. (The surrender charge, discussed under "Surrender charge" in the section "Loads, Fees and Charges," also may partially compensate these expenses.) It also compensates American Enterprise Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

MONTHLY DEDUCTION

On each monthly date we deduct from the value of your policy in the fixed account and/or subaccounts an amount equal to the sum of:

1.   the cost of insurance for the policy month;

2.   the policy fee shown in your policy; and

3. charges for any optional insurance benefits provided by rider for the policy month.

We explain each of the three components below.

We will take monthly deductions from the fixed account and the subaccounts on a pro rata basis.

If the cash surrender value of your policy is not enough to cover the monthly deduction on a monthly anniversary, the policy may lapse. However, the policy will not lapse if the no lapse guarantee is in effect. (See "No Lapse Guarantee;" also "Grace Period" and "Reinstatement" under the section "Keeping the Policy in Force").

COMPONENTS OF THE MONTHLY DEDUCTION:

1. COST OF INSURANCE: primarily, the cost of providing the death benefit under your policy. It depends on:

-    the amount of the death benefit;

-    the policy value; and

-    the statistical risk that the insured will die in a given period.

The cost of insurance for a policy month is calculated as: [(a + b) x (c - d)] DIVIDED BY 1000 where:

     (a) IS THE MONTHLY COST OF INSURANCE RATE based on the insured's attained insurance age, sex (unless unisex rates are required by law) and risk classification. Generally, the cost of insurance rate will increase as the insured's attained insurance age increases.

          We set the rates based on our expectations as to future mortality experience. We may change the rates from time to time; any change will apply to all individuals of the same rate classification. However, rates will not exceed the "Guaranteed Maximum Monthly Cost of Insurance Rates" shown in your policy, which are based on the 1980 Commissioners Standard Ordinary Smoker or Nonsmoker Mortality Tables, Age Last Birthday.

     (b) IS ANY FLAT EXTRA INSURANCE CHARGES we assess as a result of special underwriting considerations.

     (c) IS THE DEATH BENEFIT on the monthly date divided by 1.0032737 (which reduces American Enterprise Life's net amount at risk, solely for computing the cost of insurance, by taking into account assumed monthly earnings at an annual rate of 4.0%).

     (d) IS THE POLICY VALUE on the monthly date. At this point, the policy value has been reduced by the policy fee, and any charges for optional riders.

2. ADMINISTRATIVE CHARGE: $7 per month. This charge reimburses American Enterprise Life for expenses of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records; and of administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners.

3. OPTIONAL INSURANCE BENEFIT CHARGES: charges for any optional benefits you add to the policy by rider. (See "Optional Insurance Benefits.")

SURRENDER CHARGE

If you surrender your policy or the policy lapses during the first 15 policy years and in the 15 years following an increase in specified amount, we will assess a surrender charge.

The surrender charge reimburses American Enterprise Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially pays for commissions, advertising and printing the prospectus and sales literature.

The maximum surrender charge for the initial specified amount is shown in your policy. It is based on the insured's insurance age, sex, risk classification and initial specified amount. The maximum surrender charge for the initial specified amount will decrease annually


--------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 7
until it is zero at the beginning of the 16th policy year. If you increase the specified amount, an additional surrender charge will apply. The additional maximum surrender charge in a revised policy will be based on the insured's attained insurance age, sex, risk classification and the amount of the increase. The additional maximum surrender charge will decrease annually until it is zero at the beginning of the 16th year following the increase.

The following example illustrates how we calculate the maximum surrender charge for a male, insurance age 35 qualifying for nonsmoker rates. We assume the specified amount to be $100,000.

LAPSE OR SURRENDER DURING YEAR                                SURRENDER CHARGE
            1                                                     $1,201.00

            2                                                      1,120.93

            3                                                      1,040.87

            4                                                        960.80

            5                                                        880.73

            6                                                        800.67

            7                                                        720.60

            8                                                        640.53

            9                                                        560.47

           10                                                        480.40

           11                                                        400.33

           12                                                        320.27

           13                                                        240.20

           14                                                        160.13

           15                                                         80.07

           16+                                                         0.00

The amounts shown decrease on an annual basis.

The maximum surrender charge is the rate from the table below multiplied by the number of thousands of dollars of initial specified amount. For example, a male age 20 with a nonsmoker risk classification and an initial specified amount of $50,000 will have a surrender charge per 1,000 of $8.81 multiplied by 50 or $440.50. As another example, a female age 75 with a smoker risk classification and an initial specified amount of $5,000,000 will have a surrender charge per 1,000 of $57.32 multiplied by 5,000 or $286,600.

MAXIMUM SURRENDER SHARGE (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)

                                                   STANDARD                     STANDARD
AGE                                                  MALE                        FEMALE
  0                                                   $7.25                        $6.84

  1                                                    7.20                         6.81

  2                                                    7.27                         6.85

  3                                                    7.33                         6.91

  4                                                    7.40                         6.96

  5                                                    7.48                         7.03

  6                                                    7.56                         7.08

  7                                                    7.64                         7.15

  8                                                    7.75                         7.23

  9                                                    7.84                         7.29

 10                                                    7.95                         7.37

 11                                                    8.07                         7.47

 12                                                    8.19                         7.55

 13                                                    8.31                         7.64

 14                                                    8.44                         7.75

 15                                                    8.57                         7.84

 16                                                    8.69                         7.95

 17                                                    8.83                         8.05

 18                                                    8.96                         8.17

 19                                                    9.09                         8.29


--------------------------------------------------------------------------------
8  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

MAXIMUM SURRENDER SHARGE (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT) (CONTINUED)

                    NONSMOKER     STANDARD       NONSMOKER     STANDARD
AGE                   MALE          MALE          FEMALE        FEMALE
20                    $ 8.81         $ 9.96        $ 8.25         $ 8.81

21                      8.93          10.13          8.39           8.96

22                      9.08          10.32          8.51           9.12

23                      9.23          10.52          8.64           9.29

24                      9.39          10.73          8.79           9.47

25                      9.55          10.96          8.95           9.65

26                      9.73          11.21          9.11           9.85

27                      9.93          11.48          9.27          10.05

28                     10.13          11.76          9.45          10.27

29                     10.36          12.07          9.64          10.51

30                     10.59          12.39          9.84          10.75

31                     10.84          12.73         10.05          11.00

32                     11.11          13.11         10.27          11.28

33                     11.39          13.49         10.51          11.56

34                     11.69          13.92         10.76          11.87

35                     12.01          14.36         11.01          12.19

36                     12.35          14.83         11.29          12.52

37                     12.71          15.32         11.59          12.88

38                     13.08          15.84         11.89          13.25

39                     13.48          16.40         12.21          13.64

40                     13.89          16.99         12.56          14.05

41                     14.35          17.60         12.92          14.48

42                     14.83          18.25         13.29          14.92

43                     15.32          18.95         13.69          15.39

44                     15.85          19.67         14.11          15.88

45                     16.43          20.44         14.55          16.40

46                     17.03          21.25         15.01          16.93

47                     17.67          22.11         15.51          17.51

48                     18.33          23.01         16.03          18.11

49                     19.07          23.99         16.59          18.73

50                     19.83          25.00         17.17          19.40

51                     20.65          26.09         17.80          20.11

52                     21.53          27.25         18.45          20.85

53                     22.47          28.47         19.16          21.64

54                     23.47          29.76         19.91          22.47

55                     24.52          31.13         20.69          23.35

56                     25.65          32.57         21.53          24.27

57                     26.87          34.11         22.44          25.25

58                     28.15          35.72         23.40          26.31

59                     29.53          37.44         24.43          27.44

60                     31.01          39.28         25.55          28.65

61                     32.60          41.24         26.75          29.97

62                     34.29          43.33         28.04          31.39

63                     36.12          45.55         29.44          32.91

64                     38.07          47.89         30.93          34.53

65                     40.15          50.37         32.53          36.25


--------------------------------------------------------------------------------
                                                     PROSPECTUS -- MAY 1, 2001 9

MAXIMUM SURRENDER SHARGE (RATE PER THOUSAND OF INITIAL SPECIFIED AMOUNT)
(CONTINUED)

                       NONSMOKER     STANDARD       NONSMOKER     STANDARD
AGE                      MALE          MALE          FEMALE        FEMALE
66                        $42.37        $52.99         $34.25        $38.09

67                         44.76         55.75          36.09         40.05

68                         47.33         57.75          38.08         42.17

69                         50.09         57.69          40.25         44.47

70                         53.08         57.63          42.63         46.97

71                         56.31         57.58          45.21         49.72

72                         57.41         57.55          48.04         52.72

73                         57.37         57.53          51.12         55.97

74                         57.33         57.53          54.47         57.38

75                         57.29         57.53          57.23         57.32

76                         57.24         57.53          57.14         57.26

77                         57.19         57.52          57.05         57.18

78                         57.11         57.48          56.94         57.09

79                         57.04         57.43          56.83         56.99

80                         56.97         57.39          56.73         56.90

81                         56.91         57.36          56.63         56.81

82                         56.88         57.36          56.56         56.74

83                         56.87         57.39          56.51         56.71

84                         56.89         57.42          56.46         56.69

85                         56.90         57.44          56.42         56.66

PARTIAL SURRENDER FEE

If you surrender part of the value of your policy, we will charge you $25 (or 2% of the amount surrendered, if less.) We guarantee that this fee will not increase for the duration of your policy.

MORTALITY AND EXPENSE RISK CHARGE

This charge applies only to the subaccounts and not to the fixed account. It is equal, on an annual basis, to 0.9% of the average daily net asset value of the subaccounts.

Computed daily, the charge compensates American Enterprise Life for:

- MORTALITY RISK -- the risk that the cost of insurance charge will be insufficient to meet actual claims.

- EXPENSE RISK -- the risk that the policy fee and the surrender charge (described above) may be insufficient to cover the cost of administering the policy.

Any profit from the mortality and expense risk charge would be available to American Enterprise Life for any proper corporate purpose including, among others, payment of sales and distribution expenses, which we do not expect to be covered by the premium expense charge and surrender charges discussed earlier. American Enterprise Life will make up any further deficit from its general assets.

TRANSFER CHARGE

We reserve the right to limit transfers by mail or telephone to twelve per policy year. If, in alternative, we allow more than twelve transfers by mail or telephone per policy year, we reserve the right to assess a fee for each transfer in excess of twelve made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

OPTIONAL INSURANCE BENEFITS

The charge for additional insurance benefits added by rider will be specified in the Policy or in a supplement to the Policy.

OTHER INFORMATION ON CHARGES

American Enterprise Life may reduce or eliminate various fees and charges when we incur lower sales costs and/or perform fewer administrative services than usual.


--------------------------------------------------------------------------------
10  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

PURCHASING YOUR POLICY

APPLICATION

To apply for coverage, complete an application and send it with your premium payment to American Enterprise Life's office. In your application, you:

-    select a specified amount of insurance;

-    select a death benefit option;

-    designate a beneficiary; and

- state how premiums are to be allocated among the fixed account and/or the subaccounts.

INSURABILITY: Before issuing your policy, we require satisfactory evidence of the insurability of the person whose life you propose to insure (yourself or someone else). Our underwriting department will review your application and any medical information or other data required to determine whether the proposed individual is insurable under our underwriting rules. We may decline your application if we determine the individual is not insurable and we will return any premium you have paid.

AGE LIMIT: American Enterprise Life generally will not issue a policy where the proposed insured is over the insurance age of 85. We may, however, do so at our sole discretion.

RISK CLASSIFICATION: The risk classification is based on the insured's health, occupation or other relevant underwriting standards. This classification will affect the monthly deduction and may affect the cost of certain optional insurance benefits. (See "Loads, Fees and Charges" and "Optional insurance benefits.")

OTHER CONDITIONS: In addition to proving insurability, you and the insured must also meet certain conditions, stated in the application form, before coverage will become effective and your policy will be delivered to you.

INCONTESTABILITY: American Enterprise Life will have two years from the effective date of your policy to contest the truth of statements or representations in your application. After the policy has been in force during the insured's lifetime for two years from the policy date, we cannot contest the policy.

RIGHT TO EXAMINE POLICY

You may return your policy for any reason and receive a refund of policy value, less indebtedness, plus any premium expense charges or monthly deductions taken. In Hawaii, Illinois, Louisiana, Minnesota, Missouri, Nebraska, North Carolina, South Carolina, Virginia, Washington and Wisconsin, you will receive a full refund of all premiums paid. To do so, you must mail or deliver the policy to American Enterprise Life's office or your sales representative with a written request for cancellation by the 20th day after you receive it. On the date your request is postmarked or received, the policy will immediately be considered void from the start.

PREMIUMS

PAYMENT OF PREMIUMS: In applying for your policy, you decide how much you intend to pay and how often you will make payments. DURING THE FIRST SEVERAL POLICY YEARS UNTIL THE POLICY VALUE IS SUFFICIENT TO COVER THE SURRENDER CHARGE, AMERICAN ENTERPRISE LIFE REQUIRES THAT YOU PAY PREMIUMS SUFFICIENT TO KEEP THE NLG IN EFFECT IN ORDER TO KEEP THE POLICY IN FORCE.

You may schedule payments annually, semiannually or quarterly. (American Enterprise Life must approve payment at any other interval). We show this premium schedule in your policy.

The scheduled premium serves only as an indication of your intent as to the frequency and amount of future premium payments. You may skip scheduled premium payments at any time if your cash surrender value is sufficient to pay the monthly deduction or if you have paid sufficient premiums to keep the no lapse guarantee in effect.

You may also change the amount and frequency of scheduled premium payments by written request. American Enterprise Life reserves the right to limit the amount of such changes. Any change in the premium amount is subject to applicable tax laws and regulations.

Although you have flexibility in paying premiums, the amount and frequency of your payments will affect the policy value, cash surrender value and length of time your policy will remain in force, as well as affect whether the NLG remains in effect.

PREMIUM LIMITATIONS: You may make unscheduled premium payments at any time and in any amount of at least $25. American Enterprise Life reserves the right to limit the number and amount of unscheduled premium payments. No premium payments, scheduled or unscheduled, are allowed on or after the insured's attained insurance age 100.

Also, in order to receive favorable tax treatment under the Code, premiums you pay during the life of the policy must not exceed certain limitations. To comply with the Code, we can either refuse excess premiums as you pay them or refund excess premiums with interest no later than 60 days after the end of the policy year in which they were paid.

ALLOCATION OF PREMIUMS: As of the policy date, we will allocate the net premiums to the account(s) you have selected in your application. At that time, we will begin to assess the various loads, fees, charges and expenses.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 11

We convert any amount that you allocate to a subaccount into accumulation units of that subaccount, as explained under "Policy Value." Similarly, when you transfer value between subaccounts, we convert accumulation units in one subaccount into a cash value, which we then convert into accumulation units of the second subaccount.

KEEPING THE POLICY IN FORCE

NO LAPSE GUARANTEE

The NLG provides that your policy will remain in force for five policy years even if the cash surrender value is insufficient to pay the monthly deduction. The NLG will stay in effect as long as:

-    the sum of premiums paid; minus

-    partial surrenders; minus

-    outstanding indebtedness; equals or exceeds

-    the minimum monthly premiums due since the policy date.

The minimum monthly premium is shown in the policy.

If, on a monthly date, you have not paid enough premiums to keep the NLG in effect, the no lapse guarantee will terminate. In addition, your policy will lapse (terminate) if the cash surrender value is less than the amount needed to pay the monthly deduction.

GRACE PERIOD

If on a monthly date the cash surrender value of your policy is less than the amount needed to pay the next monthly deduction and the NLG is not in effect, you will have 61 days to pay the required premium amount. If you do not pay the required premium, the policy will lapse.

American Enterprise Life will mail a notice to your last known address, requesting payment of the premium needed to keep the policy in force. If we receive this premium before the end of the 61-day grace period, we will use the payment to cover all monthly deductions and any other charges then due. We will add any balance to the policy value and allocate it in the same manner as other premium payments.

If a policy lapses with outstanding indebtedness, any excess of the outstanding indebtedness over the premium paid generally will be taxable to the owner. (See "Federal Taxes.") If the insured dies during the grace period, we will deduct any overdue monthly deductions from the death benefit.

REINSTATEMENT

Your policy may be reinstated within five years after it lapses, unless you surrendered it for cash. To reinstate, American Enterprise Life will require:

-    a written request;

- evidence satisfactory to American Enterprise Life that the insured remains insurable;

-    payment of the required reinstatement premium; and

-    payment or reinstatement of any indebtedness.

The reinstatement premium is the required premium to reinstate the policy.

The effective date of a reinstated policy will be the monthly date on or next following the day we accept your application for reinstatement. The suicide period (see "Proceeds Payable upon Death") will apply from the effective date of reinstatement (except in Georgia, Nebraska, Oklahoma, Pennsylvania, South Carolina, Tennessee, Utah and Virginia.) Surrender charges will also be reinstated.

We will have two years from the effective date of reinstatement (except in Tennessee and Virginia) to contest the truth of statements or representations in the reinstatement application.


--------------------------------------------------------------------------------
12  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

THE VARIABLE ACCOUNT

We established the variable account on July 15, 1987 under Indiana law. It is registered as a single unit investment trust under the Investment Company Act of 1940. The variable account consists of a number of subaccounts, each of which invests in shares of a particular fund. This registration does not involve any Securities and Exchange Commission (SEC) supervision of the account's management or investment practices or policies.

The variable account meets the definition of a separate account under federal securities laws. Income, capital gains or capital losses of each subaccount are credited to or charged against the assets of that subaccount alone. State insurance law provides that we will not charge a variable subaccount with liabilities of any other subaccount or of any other business conducted by American Enterprise Life. At all times, American Enterprise Life will maintain assets in the subaccounts with total market value at least equal to the reserves and other liabilities required to cover insurance benefits under all policies participating in the subaccount.

The U.S. Treasury and the IRS indicated they may provide additional guidance on investment control. This concerns how many subaccounts an insurance company may offer and how many exchanges among subaccounts it may allow before the owner would be currently taxed on income earned within subaccount assets. We do not know what the additional guidance will be or when action will be taken. We reserve the right to modify the policy, as necessary, so that the owner will not be subject to current taxation as the owner of the subaccount assets.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 13

THE FUNDS

You can direct your premiums to any or all of the subaccounts of the variable account that invest in shares of the following funds:

------------------- ---------------------------------- ---------------------------------- ----------------------------------
SUBACCOUNT          INVESTING IN                       INVESTMENT OBJECTIVES AND          INVESTMENT ADVISER OR MANAGER
                                                       POLICIES
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPBCA               AXP -Registered Trademark-         Objective: long-term total         IDS Life Insurance Company (IDS
                    Variable Portfolio - Blue Chip     return exceeding that of the       Life), investment manager;
                    Advantage Fund                     U.S. stock market. Invests         American Express Financial
                                                       primarily in common stocks of      Corporation (AEFC), investment
                                                       companies included in the          adviser.
                                                       unmanaged S&P 500 Index.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPBND               AXP -Registered Trademark-         Objective: high level of current   IDS Life, investment manager;
                    Variable Portfolio - Bond Fund     income while conserving the        AEFC, investment adviser.
                                                       value of the investment
                                                       and continuing a high
                                                       level of income for the
                                                       longest time period.
                                                       Invests primarily in
                                                       bonds and other debt
                                                       obligations.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPCPR               AXP -Registered Trademark-         Objective: capital appreciation.   IDS Life, investment manager;
                    Variable Portfolio - Capital       Invests primarily in U.S. common   AEFC, investment adviser.
                    Resource Fund                      stocks and other securities
                                                       convertible into common stocks.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPCMG               AXP -Registered Trademark-         Objective: maximum current         IDS Life, investment manager;
                    Variable Portfolio - Cash          income consistent with liquidity   AEFC, investment adviser.
                    Management Fund                    and stability of principal.
                                                       Invests in money market
                                                       securities.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPDEI               AXP -Registered Trademark-         Objective: a high level of         IDS Life, investment manager;
                    Variable Portfolio - Diversified   current income and, as a           AEFC, investment adviser.
                    Equity Income Fund                 secondary goal, steady growth of
                                                       capital. Invests primarily in
                                                       dividend-paying common and
                                                       preferred stocks.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPEXI               AXP -Registered Trademark-         Objective: high current income,    IDS Life, investment manager;
                    Variable Portfolio - Extra         with capital growth as a           AEFC, investment adviser.
                    Income Fund                        secondary objective. Invests
                                                       primarily in long-term,
                                                       high-yielding, high-risk
                                                       corporate bonds issued by U.S.
                                                       and foreign corporations.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPFIF               AXP -Registered Trademark-         Objective: a high level of         IDS Life, investment manager;
                    Variable Portfolio - Federal       current income and safety of       AEFC, investment adviser.
                    Income Fund                        principal consistent with an
                                                       investment in U.S. government
                                                       and government agency
                                                       securities. Invests primarily in
                                                       debt obligations issued or
                                                       guaranteed as to principal and
                                                       interest by the U.S. government,
                                                       its agencies or
                                                       instrumentalities.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPGRO               AXP -Registered Trademark-         Objective: long-term capital       IDS Life, investment manager;
                    Variable Portfolio - Growth Fund   growth. Invests primarily in       AEFC, investment adviser.
                                                       common stocks and
                                                       securities convertible
                                                       into common stocks that
                                                       appear to offer growth
                                                       opportunities.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPMGD               AXP -Registered Trademark-         Objective: maximum total           IDS Life, investment manager;
                    Variable Portfolio - Managed Fund  investment return through a        AEFC, investment adviser.
                                                       combination of capital
                                                       growth and current
                                                       income. Invests primarily
                                                       in a combination of
                                                       common and preferred
                                                       stocks, convertible
                                                       securities, bonds and
                                                       money market instruments.
------------------- ---------------------------------- ---------------------------------- ----------------------------------

--------------------------------------------------------------------------------
14  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

------------------- ---------------------------------- ---------------------------------- ----------------------------------
SUBACCOUNT          INVESTING IN                       INVESTMENT OBJECTIVES AND          INVESTMENT ADVISER OR MANAGER
                                                       POLICIES
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPNDM               AXP -Registered Trademark-         Objective: long-term growth of     IDS Life, investment manager;
                    Variable Portfolio - New           capital. Invests primarily in      AEFC, investment adviser.
                    Dimensions Fund -Registered        common stocks of U.S. and
                    Trademark-                         foreign companies showing
                                                       potential for significant growth.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPSCA               AXP -Registered Trademark-         Objective: long-term capital       IDS Life, investment manager;
                    Variable Portfolio - Small Cap     growth. Invests primarily in       AEFC, investment adviser;
                    Advantage Fund                     common stocks of small companies   Kenwood Capital Management,
                                                       that are often included in the     LLC,sub-investment adviser.
                                                       S&P SmallCap 600 Index or the
                                                       Russell 2000 Index.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VACAP               AIM V.I. Capital Appreciation      Objective: growth of capital.      A I M Advisors, Inc.
                    Fund                               Invests principally in common
                                                       stocks of companies likely to
                                                       benefit from new or innovative
                                                       products, services or processes
                                                       as well as those with
                                                       above-average growth and
                                                       excellent prospects for future
                                                       growth.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VACDV               AIM V.I. Capital Development Fund  Objective: long-term growth of     A I M Advisors, Inc.
                                                       capital. Invests primarily in
                                                       securities (including common
                                                       stocks, convertible securities
                                                       and bonds) of small- and
                                                       medium-sized companies.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VAVAL               AIM V.I. Value Fund                Objective: long-term growth of     A I M Advisors, Inc.
                                                       capital with income as a
                                                       secondary objective. Invests
                                                       primarily in equity securities
                                                       judged to be undervalued
                                                       relative to the investment
                                                       advisor's appraisal of the
                                                       current or projected earnings of
                                                       the companies issuing the
                                                       securities, or relative to
                                                       current market values of assets
                                                       owned by the companies issuing
                                                       the securities, or relative to
                                                       the equity market generally.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VAPGR               Alliance VP Premier Growth         Objective: long-term growth of     Alliance Capital Management, L.P.
                    Portfolio (Class B)                capital by pursuing aggressive
                                                       investment policies. Invests
                                                       primarily in equity securities
                                                       of a limited number of large,
                                                       carefully selected, high-quality
                                                       U.S. companies that are judged
                                                       likely to achieve superior
                                                       earnings growth.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VATEC               Alliance VP Technology Portfolio   Objective: growth of capital.      Alliance Capital Management, L.P.
                    (Class B)                          Current income is only an
                                                       incidental consideration.
                                                       Invests primarily in securities
                                                       of companies expected to benefit
                                                       from technological advances and
                                                       improvements.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VAUGH               Alliance VP U.S. Government/High   Objective: high level of current   Alliance Capital Management, L.P.
                    Grade Securities Portfolio         income consistent with
                    (Class B)                          preservation of capital. Invests
                                                       primarily in (1) U.S. Government
                                                       securities and (2) other high-grade
                                                       debt securities or, if unrated, of
                                                       equivalent quality.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VBCAS               Baron Capital Asset Fund -         Objective: capital appreciation.   BAMCO, Inc.
                    Insurance Shares                   Invests primarily in securities
                                                       of small and medium sized
                                                       companies with undervalued
                                                       assets or favorable growth
                                                       prospects.
------------------- ---------------------------------- ---------------------------------- ----------------------------------


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 15

------------------- ---------------------------------- ---------------------------------- ----------------------------------
SUBACCOUNT          INVESTING IN                       INVESTMENT OBJECTIVES AND          INVESTMENT ADVISER OR MANAGER
                                                       POLICIES
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VWTEG               Credit Suisse Warburg Pincus       Objective: maximum capital         Credit Suisse Asset Management,
                    Trust - Emerging Growth            appreciation. Invests in U.S.      LLC.
                    Portfolio (previously Warburg      equity securities of emerging-
                    Pincus Trust - Emerging Growth     growth companies with growth
                    Portfolio)                         characteristics such as
                                                       positive earnings and potential
                                                       for accelerated growth.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFGRI               Fidelity VIP III Growth & Income   Objective: high total return       Fidelity Management & Research
                    Portfolio (Service Class)          through a combination of current   Company (FMR), investment
                                                       income and capital appreciation.   manager; FMR U.K. and FMR Far
                                                       Invests primarily in common        East, sub-investment advisers.
                                                       stocks with a focus on those
                                                       that pay current dividends and
                                                       show potential for capital
                                                       appreciation.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFMDC               Fidelity VIP III Mid Cap           Objective: long-term growth of     FMR, investment manager; FMR
                    Portfolio (Service Class)          capital. Invests primarily in      U.K. and FMR Far East,
                                                       medium market capitalization       sub-investment advisers.
                                                       common stocks.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFOVS               Fidelity VIP Overseas Portfolio    Objective: long-term growth of     FMR, investment manager; FMR
                    (Service Class)                    capital. Invests primarily in      U.K., FMR Far East, Fidelity
                                                       common stocks of foreign           International Investment
                                                       securities.                        Advisors (FIIA) and FIIA U.K.,
                                                                                          sub-investment advisers.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFRES               FTVIPT Franklin Real Estate Fund   Objective: capital appreciation    Franklin Advisers, Inc.
                    - Class 2                          with a secondary goal to earn
                                                       current income. Invests
                                                       primarily in equity securities
                                                       of companies operating in
                                                       the real estate industry,
                                                       primarily equity real
                                                       estate investment trusts
                                                       (REITS).
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFMSS               FTVIPT Mutual Shares Securities    Objective: capital appreciation    Franklin Mutual Advisers, LLC
                    Fund - Class 2                     with income as a secondary goal.
                                                       Invests primarily in equity
                                                       securities of companies that
                                                       the manager believes are
                                                       available at market prices
                                                       less than their value based
                                                       on certain recognized or
                                                       objective criteria (intrinsic
                                                       value).
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VFISC               FTVIPT Templeton International     Objective: long-term capital       Templeton Investment Counsel, LLC
                    Smaller Companies Fund - Class 2   appreciation. Invests primarily
                                                       in equity securities of smaller
                                                       companies located outside the
                                                       U.S., including those in
                                                       emerging markets.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VGCPG               Goldman Sachs VIT Capital Growth   Objective: seeks long-term         Goldman Sachs Asset Management
                    Fund                               growth of capital by investing
                                                       in a diversified portfolio
                                                       of equity securities that
                                                       are considered by the
                                                       investment advisor to
                                                       have long-term capital
                                                       appreciation potential.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VGCUS               Goldman Sachs VIT CORE-SM- U.S.    Objective: seeks long-term         Goldman Sachs Asset Management
                    Equity Fund                        growth of capital and dividend
                                                       income. Invests primarily in a
                                                       broadly diversified portfolio of
                                                       large-cap and blue chip equity
                                                       securities representing all
                                                       major sectors of the U.S.
                                                       economy.
------------------- ---------------------------------- ---------------------------------- ----------------------------------


--------------------------------------------------------------------------------
16  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

------------------- ---------------------------------- ---------------------------------- ----------------------------------
SUBACCOUNT          INVESTING IN                       INVESTMENT OBJECTIVES AND          INVESTMENT ADVISER OR MANAGER
                                                       POLICIES
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VGGLI               Goldman Sachs VIT Global Income    Objective: seeks high total        Goldman Sachs Asset Management
                    Fund                               return, emphasizing current        International
                                                       income, and, to a lesser extent,
                                                       providing opportunities for
                                                       capital appreciation. Invests
                                                       primarily in a portfolio of high
                                                       quality fixed-income securities
                                                       of U.S. and foreign issuers and
                                                       enters into transactions in
                                                       foreign currencies.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VGINE               Goldman Sachs VIT International    Objective: seeks long-term         Goldman Sachs Asset Management
                    Equity Fund                        capital appreciation. Invests      International
                                                       primarily in equity securities
                                                       of companies that are organized
                                                       outside the U.S., or whose
                                                       securities are principally
                                                       traded outside the U.S.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VJUDE               J.P. Morgan U.S. Disciplined       Objective: seeks to provide high   J.P. Morgan
                    Equity Portfolio                   total return from a portfolio of
                                                       selected equity securities. The
                                                       portfolio invests primarily in
                                                       large and medium capitalization
                                                       U.S. companies. The portfolio
                                                       is designed for investors who
                                                       want an actively managed
                                                       portfolio of selected equity
                                                       securities that seek to
                                                       outperform the S&P 500
                                                       Index.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VLREQ               Lazard Retirement Equity           Objective: long-term capital       Lazard Asset Management
                    Portfolio                          appreciation. Invests primarily
                                                       in equity securities,
                                                       principally common stocks
                                                       of relatively large U.S.
                                                       companies with market
                                                       capitalizations in the range of
                                                       the S&P 500 -Registered Trademark-
                                                       Index that the Investment
                                                       Manager believes are
                                                       undervalued based on
                                                       their earnings, cash flow
                                                       or asset values.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VLRIE               Lazard Retirement  International   Objective: long-term capital       Lazard Asset Management
                    Equity Portfolio                   appreciation. Invests primarily
                                                       in equity securities,
                                                       principally common stocks
                                                       of relatively large non-U.S.
                                                       companies with market
                                                       capitalizations in the
                                                       range of the Morgan Stanley
                                                       Capital International (MSCI)
                                                       Europe, Australia and Far
                                                       East (EAFE -Registered
                                                       Trademark-) Index that
                                                       the Investment Manager
                                                       believes are undervalued
                                                       based on their earnings,
                                                       cash flow or asset
                                                       values.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VMNDS               MFS -Registered Trademark- New     Objective: capital appreciation.   MFS Investment Management
                    Discovery Series - Initial Class   Invests primarily in equity        -Registered Trademark-
                                                       securities of emerging growth
                                   companies.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VMRES               MFS -Registered Trademark-         Objective: long-term growth of     MFS Investment Management
                    Research Series - Initial Class    capital and future income.         -Registered Trademark-
                                                       Invests primarily in
                                                       common stocks and related
                                                       securities that have
                                                       favorable prospects for
                                                       long-term growth,
                                                       attractive valuations based
                                                       on current and expected
                                                       earnings or cash flow,
                                                       dominant or growing
                                                       market share, and
                                                       superior management.
------------------- ---------------------------------- ---------------------------------- ----------------------------------


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 17

------------------- ---------------------------------- ---------------------------------- ----------------------------------
SUBACCOUNT          INVESTING IN                       INVESTMENT OBJECTIVES AND          INVESTMENT ADVISER OR MANAGER
                                                       POLICIES
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VMUTS               MFS -Registered Trademark-         Objective: capital growth and      MFS Investment Management
                    Utilities Series - Initial Class   current income. Invests            -Registered Trademark-
                                                       primarily in equity and debt
                                                       securities of domestic and
                                                       foreign companies in the
                                                       utilities industry.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPGRI               Putnam VT Growth and Income Fund   Objective: capital growth and      Putnam Investment Management, LLC
                    - Class IB Shares                  current income. Invests mainly
                                                       in common stocks of U.S.
                                                       companies with a focus on value
                                                       stocks that offer the potential
                                                       for capital growth, current
                                                       income, or both.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPIGR               Putnam VT International Growth     Objective: capital appreciation.   Putnam Investment Management, LLC
                    Fund - Class IB Shares             Invests mainly in stocks outside
                                                       the United States that reflect
                                                       a value lower than that
                                                       which Putnam Management
                                                       places on the company or
                                                       whose earnings we believe
                                                       are likely to grow over time.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VPINO               Putnam VT International New        Objective: long-term capital       Putnam Investment Management, LLC
                    Opportunities Fund - Class IB      appreciation by investing in
                    Shares                             common stock of companies
                                                       outside the U.S. that Putnam
                                                       Investment Management, LLC
                                                       (Putnam Management) believes are
                                                       fast growing and whose earnings
                                                       are likely to increase over time.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VRMCC               Royce Micro-Cap Portfolio          Objective: long-term growth of     Royce & Associates, Inc.
                                                       capital. Invests primarily in a
                                                       broadly diversified portfolio of
                                                       equity securities issued by
                                                       micro-cap companies (companies
                                                       with stock market capitalizations
                                                       below $300 million).
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VRPRM               Royce Small-Cap Portfolio          Objective: long-term growth of     Royce & Associates, Inc.
                    (previously Royce Premier          capital with current income as a
                    Portfolio)                         secondary objective. Invests
                                                       primarily in a limited number
                                                       of equity securities issued by
                                                       small companies with stock
                                                       market capitalization between
                                                       $300 million and $1.5 billion.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VWISC               Wanger International Small Cap     Objective: long-term growth of     Liberty Wanger Asset Management,
                                                       capital. Invests primarily in      L.P.
                                                       stocks of small- and medium-
                                                       sized non-U.S. companies
                                                       with capitalizations of less
                                                       than $2 billion.
------------------- ---------------------------------- ---------------------------------- ----------------------------------
VWUSC               Wanger U.S. Small Cap              Objective: long-term growth of     Liberty Wanger Asset Management,
                                                       capital. Invests primarily in      L.P.
                                                       stocks of small- and medium-
                                                       sized U.S. companies with
                                                       capitalizations of less than $2
                                                       billion.
------------------- ---------------------------------- ---------------------------------- ----------------------------------

FUND OBJECTIVES

A fund underlying your policy in which a subaccount invests may have a name, portfolio manager, objectives, strategies and characteristics that are the same or substantially similar to those of a publicly-traded retail mutual fund. Despite these similarities, an underlying fund is not the same as any publicly traded retail mutual fund. Each underlying fund will have its own unique portfolio holdings, fees, operating expenses and operating results. The results of each underlying fund may differ significantly from any retail mutual fund.

The investment managers and advisors cannot guarantee that the funds will meet their investment objectives. Please read the funds prospectuses for facts you should know before investing. These prospectuses are available by contacting us at the address or telephone number on the first page of this prospectus.


--------------------------------------------------------------------------------
18  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

All funds are available to serve as the underlying investments for variable life insurance policies. Some funds also are available to serve as investment options for variable annuities and tax-deferred retirement plans. It is possible that in the future, it may be disadvantageous for variable annuity accounts and variable life insurance accounts and/or tax-deferred retirement plans to invest in the available funds simultaneously.

Although the insurance company and the funds do not currently foresee any such disadvantages, the boards of directors or trustees of the appropriate funds will monitor events in order to identify any material conflicts between annuity owners, life insurance policy owners and tax-deferred retirement plans and to determine what action, if any, should be taken in response to a conflict. If a board were to conclude that it should establish separate funds for the variable annuity, variable life insurance and tax-deferred retirement plan accounts, you would not bear any expenses associated with establishing separate funds. Please refer to the fund prospectuses for risk disclosure regarding simultaneous investments by variable annuity, variable life insurance and tax-deferred retirement plan accounts.

DIVERSIFICATION: The Internal Revenue Service (IRS) has issued final regulations relating to the diversification requirements under Section 817(h) of the Code. Each fund intends to comply with these requirements.

RELATIONSHIP BETWEEN FUNDS AND SUBACCOUNTS

Each subaccount buys shares of the appropriate fund at net asset value without a sales charge. Dividends and capital gain distributions from a fund are reinvested at net asset value without a sales charge and held by the subaccount as an asset. Each subaccount redeems fund shares without a charge to the extent necessary to make death benefit or other payments under the policy.

RATES OF RETURN OF THE FUNDS AND SUBACCOUNTS

This section presents rates of return first for the funds, and then for the corresponding subaccounts. Rates of return are different in the two cases because those of the subaccounts reflect additional charges. All charges and expenses mentioned in the section are explained fully under "Loads, Fees and Charges."

RATES OF RETURN OF THE FUNDS: In the following table are average annual rates of return based on the actual investment performance of the funds after deduction of applicable fund charges (including the investment management fees and nonadvisory expenses) for the periods indicated assuming reinvestment of dividends and capital gains. These rates do not reflect charges that apply to the subaccounts or the policy and therefore do not illustrate how actual investment performance will affect policy benefits. If these charges were reflected, the illustrated rates of return would have been lower. Past performance does not guarantee future results.

RATES OF RETURN OF THE FUNDS FOR PERIOD ENDING 12/31/00

                                                                                                               10 YEARS OR SINCE
FUND                                                                      1 YEAR        3 YEARS        5 YEARS    COMMENCEMENT
AXP -Registered Trademark- Variable Portfolio -

      Blue Chip Advantage Fund (9/99)(1)                                   (10.48%)          --%            --%          1.25%

      Bond Fund (10/81)(1)                                                   5.41          2.86           4.59           8.15

      Capital Resource Fund (10/81)(1)                                     (17.46)         8.23          11.13          13.23

      Cash Management Fund (10/81)(1) (5.97% Simple, 6.15%, Compound)(2)     5.83          5.23           5.18           4.69

      Diversified Equity Income Fund (9/99)(1)                              (0.78)           --             --           3.03

      Extra Income Fund (5/96)(1)                                           (9.31)        (2.71)            --           2.15

      Federal Income Fund (9/99)(1)                                          8.47            --             --           6.86

      Growth Fund (9/99)(1)                                                (19.30)           --             --          (2.28)

      Managed Fund (4/86)(1)                                                (2.31)         9.12          12.52          12.85

      New Dimensions Fund -Registered Trademark- (5/96)(1)                  (9.08)        15.58             --          17.75

      Small Cap Advantage Fund (9/99)(1)                                     4.16            --             --          13.69

AIM V.I.

      Capital Appreciation Fund (5/93)(1)                                  (10.91)        15.41          15.45          17.37

      Capital Development Fund (5/98)(1)                                     9.25            --             --          10.48

      Value Fund (5/93)(1)                                                 (14.65)        13.65          15.87          17.33

Alliance VP

      Premier Growth Portfolio, Class B (6/92)(1)                          (16.78)           --             --          (4.03)

      Technology Portfolio, Class B (1/96)(1)                              (21.68)           --             --           8.95

      U.S. Government/High Grade Securities Portfolio, Class B (9/92)(1)    10.84            --             --           6.87

Baron Capital Funds Trust

      Capital Asset Fund - Insurance Shares (10/98)(1)                      (2.70)           --             --          28.30


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 19


RATES OF RETURN OF THE FUNDS FOR PERIOD ENDING 12/31/00 (CONTINUED)

                                                                                                               10 YEARS OR SINCE
FUND                                                                      1 YEAR        3 YEARS        5 YEARS    COMMENCEMENT
Credit Suisse Warburg Pincus Trust

      Emerging Growth Portfolio (9/99)(1)

      (previously Warburg Pincus Trust - Emerging Growth Portfolio)         (1.53%)          --%            --%         22.24%

Fidelity VIP

      III Growth & Income Portfolio (Service Class) (12/96)(1)              (3.69)           --             --          14.98

      III Mid Cap Portfolio (Service Class) (12/98)(1)                      33.54         10.73             --          42.92

      Overseas Portfolio (Service Class) (1/87)(1)                         (19.18)         9.07          10.37           9.24

FTVIPT

      Franklin Real Estate Fund - Class 2 (1/89)(1),(3)                     31.59          0.83          10.44          13.47

      Mutual Shares Securities Fund - Class 2 (11/96)(1),(3)                13.25          8.79             --          11.48

      Templeton International Smaller Companies
      Fund - Class 2 (5/96)(1),(3)                                          (1.24)         2.39             --           3.79

Goldman Sachs VIT

      Capital Growth Fund (4/98)(1)                                         (7.95)           --             --          11.14

      CORE-SM- U.S. Equity Fund (2/98)(4)                                   (9.59)           --             --           9.20

      Global Income Fund (1/98)(1)                                           9.03            --             --           5.39

      International Equity Fund (1/98)(1)                                  (13.15)           --             --          11.29

J.P. Morgan

      U.S. Disciplined Equity Portfolio (1/95)(1)                          (10.98)         9.17          15.01          17.94

Lazard Retirement Series

      Equity Portfolio (3/98)(1)                                            (0.09)           --             --           6.70

      International Equity Portfolio (9/98)(1)                              (9.62)           --             --           9.36

MFS -Registered Trademark-

      New Discovery Series - Initial Class (5/98)(1)                        (1.99)           --             --          22.99

      Research Series - Initial Class (7/95)(1)                             (4.85)        13.35          16.46          17.21

      Utilities Series - Initial Class (1/95)(1)                             7.07         18.25          20.88          23.00

Putnam Variable Trust

      Putnam VT Growth and Income Fund - Class IB Shares (2/88)(1),(5)       7.92          8.08          13.76          14.50

      Putnam VT International Growth Fund - Class IB Shares (1/97)(1),(5)   (9.61)        19.67             --          18.79

      Putnam VT International New Opportunities Fund - Class IB Shares
      (1/97)(1),(5)                                                        (38.67)        12.83             --           9.42

Royce

      Micro-Cap Portfolio (12/96)(1)                                        18.55         16.49             --          17.65

      Small Cap Portfolio (12/96)(1)  (previously Royce Premier Portfolio)  33.33         16.27             --          16.70

Wanger

      International Small Cap (5/95)(1)                                    (27.84)        23.86          19.84          23.62

      U.S. Small Cap (5/95)(1)                                              (8.16)         7.67          18.82          19.52

(1)  (Commencement date of the fund.)

(2) The 7-day yield, shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotation.

(3) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 fund performance for prior periods represents historical results of Class 1 shares. For periods beginning Jan. 6, 1999 Class 2's results reflect an additional 12b-1 fee expense, which also affects future performance.

(4)  CORE-SM- is a service mark of Goldman, Sachs & Co.

(5)  Performance information for Class IB shares for periods prior to April
     6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunites Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
20  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

RATES OF RETURN OF THE SUBACCOUNTS: Performance information for the subaccounts may appear from time to time in advertisements or sales literature. This information reflects the performance of a hypothetical investment in a particular subaccount during a specified time period. We show performance from the commencement date of the funds as if the policy existed at that time, which it did not. Although we base performance figures on historical earnings, past performance does not guarantee future results.

Average annual rates of return in the following tables reflect all fund expenses and the mortality and expense risk charge. In the first table, the rates of return also reflect the 3% premium expense charge. In the second table the rates of return do not reflect the 3% premium expense charge. In both tables the rates of return do not reflect the surrender charge or monthly deduction. If these charges were reflected, the illustrated rates of return would have been lower.

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                          PERFORMANCE SINCE COMMENCEMENT
                                                                 OF THE SUBACCOUNT        PERFORMANCE SINCE COMMENCEMENT OF THE FUND
                                                                       SINCE                                                SINCE
SUBACCOUNT     INVESTING IN                                         COMMENCEMENT         1 YEAR    5 YEARS    10 YEARS  COMMENCEMENT

        AXP -Registered Trademark- Variable Portfolio -

VPBCA     Blue Chip Advantage Fund (1/00) (9/99)(1)                   (11.37%)(3)        (13.94%)       --%       --%       (1.99%)

VPBND     Bond Fund (1/00) (10/81)(1)                                   2.72(3)            1.71       3.33      7.03           --

VPCPR     Capital Resource Fund (1/00) (10/81)(1)                     (18.44)(3)         (20.65)      9.52     11.89           --

VPCMG     Cash Management Fund (1/00) (10/81)(1)
          (5.97% - Simple, 6.15% Compound)(2)                           1.40(3)            1.55       3.55      3.39           --

VPDEI     Diversified Equity Income Fund (1/00) (9/99)(1)              (2.19)(3)          (4.66)        --        --        (0.30)

VPEXI     Extra Income Fund (1/00) (5/96)(1)                          (12.15)(3)         (12.84)        --        --         0.48

VPFIF     Federal Income Fund (1/00) (9/99)(1)                          4.52(3)            4.14         --        --         3.24

VPGRO     Growth Fund (1/00) (9/99)(1)                                (20.59)(3)         (22.45)        --        --        (5.10)

VPMGD     Managed Fund (1/00) (4/86)(1)                                (4.01)(3)          (6.08)     10.97     11.50           --

VPNDM     New Dimensions Fund -Registered Trademark- (1/00)(5/96)(1)  (10.18)(3)         (12.59)        --        --        15.92

VPSCA     Small Cap Advantage Fund (1/00) (9/99)(1)                     4.21(3)            0.15         --        --        10.06

        AIM V.I.

VACAP     Capital Appreciation Fund (1/00) (5/93)(1)                  (10.16)(3)         (14.35)     13.73        --        15.86

VACDV     Capital Development Fund (1/00) (5/98)(1)                     9.96(3)            5.03         --        --         8.23

VAVAL     Value Fund (1/00) (5/93)(1)                                 (14.58)(3)         (17.95)     14.15        --        15.82

        Alliance VP

VAPGR     Premier Growth Portfolio, Class B (1/00) (6/92)(1)          (16.52)(3)         (19.99)     19.91        --        18.78

VATEC     Technology Portfolio, Class B (1/00) (1/96)(1)              (20.59)(3)         (24.70)        --        --        19.82

VAUGH     U.S. Government/High Grade Securities
          Portfolio, Class B (1/00) (9/92)(1)                           7.55(3)            6.56       3.84        --         4.57

        Baron Capital Funds Trust

VBCAS     Capital Asset Fund - Insurance Class (1/00) (10/98)(1)       (2.37)(3)          (6.41)        --        --        25.98

          Credit Suisse Warburg Pincus Trust

VWTEG     Emerging Growth Portfolio (1/00) (9/99)(1)
          (previously Warburg Pincus Trust - Emerging
           Growth Porfolio)                                            (2.77)(3)          (5.33)        --        --        18.44

        Fidelity VIP

VFGRI     III Growth & Income Portfolio
          (Service Class) (1/00) (12/96)(1)                            (5.74)(3)          (7.41)        --        --        12.78

VFMDC     III Mid Cap Portfolio (Service Class) (1/00) (12/98)(1)      32.06(3)           28.54         --        --        39.58

VFOVS     Overseas Portfolio (Service Class) (1/00) (1/87)(1)         (18.63)(3)         (22.27)      8.72      7.94           --

        FTVIPT

VFRES     Franklin Real Estate Fund - Class 2 (1/00) (1/89)(1),(4)     23.39(3)           26.51       8.80     12.12           --

VFMSS     Mutual Shares Securities Fund -
          Class 2 (1/00) (11/96)(1),(4)                                10.49(3)            8.88         --        --         9.66

VFISC     Templeton International Smaller Companies
          Fund - Class 2 (1/00) (5/96)(1),(4)                          (6.38)(3)          (5.05)        --        --         2.22



--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 21

AVERAGE ANNUAL TOTAL RETURN REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                          PERFORMANCE SINCE COMMENCEMENT
                                                                   OF THE SUBACCOUNT     PERFORMANCE SINCE COMMENCEMENT OF THE FUND
                                                                        SINCE                                              SINCE
SUBACCOUNT     INVESTING IN                                         COMMENCEMENT         1 YEAR    5 YEARS    10 YEARS  COMMENCEMENT

        Goldman Sachs VIT

VGCPG     Capital Growth Fund (1/00) (4/98)(1)                         (9.63%)(3)        (11.53%)       --%       --%        8.92%

VGCUS     CORE-SM- U.S. Equity Fund (1/00) (2/98)(1),(5)              (10.73)(3)         (13.11)        --        --         7.06

VGGLI     Global Income Fund (1/00) (1/98)(1)                           5.52(3)            4.84         --        --         3.39

VGINE     International Equity Fund (1/00) (1/98)(1)                  (14.20)(3)         (16.54)        --        --         9.20

        J.P. Morgan

VJUDE     U.S. Disciplined Equity Portfolio (1/00) (1/95)(1)          (11.85)(3)         (14.42)     13.07        --        16.14

        Lazard Retirement Series

VLREQ     Equity Portfolio (1/00) (3/98)(1)                            (4.36)(3)          (3.97)        --        --         4.53

VLRIE     International Equity Portfolio (1/00) (9/98)(1)             (10.55)(3)         (13.09)        --        --         7.01

        MFS -Registered Trademark-

VMNDS     New Discovery Series - Initial Class (1/00) (5/98)(1)        (1.88)(3)          (5.77)        --        --        20.51

VMRES     Research Series - Initial Class (1/00) (7/95)(1)             (4.62)(3)          (8.53)     14.73        --        15.53

VMUTS     Utilities Series - Initial Class (1/00) (1/95)(1)             4.30(3)            2.93      19.09        --        21.29

        Putnam Variable Trust

VPGRI     Putnam VT Growth and Income Fund -
          Class IB Shares (1/00) (2/88)(1),(6)                          4.92(3)            3.74      12.06     13.13           --

VPIGR     Putnam VT International Growth Fund -
          Class IB Shares (1/00) (1/97)(1),(6)                         (9.52)(3)         (13.06)        --        --        16.86

VPINO     Putnam VT International New Opportunities
          Fund - Class IB Shares (1/00) (1/97)(1),(6)                 (37.53)(3)         (41.04)        --        --         7.62

        Royce

VRMCC     Micro-Cap Portfolio (1/00) (12/96)(1)                        14.76(3)           13.97         --        --        15.65

VRPRM     Small-Cap Portfolio (1/00) (12/96)(1)
          (previously Royce Premier Portfolio)                         27.25(3)           28.18         --        --        14.49

        Wanger

VWISC     International Small Cap (1/00) (5/95)(1)                    (29.73)(3)         (31.08)     18.03        --        21.86

VWUSC     U.S. Small Cap (1/00) (5/95)(1)                             (10.89)(3)          (9.91)     17.02        --        17.82

(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.
(3) Cumulative return (not annualized) since commencement date of the subaccount.
(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.
(5)  CORE-SM- is a service mark of Goldman, Sachs & Co.
(6)  Performance information for Class IB shares for periods prior to April
     6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunites Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.


--------------------------------------------------------------------------------
22  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000

                                                          PERFORMANCE SINCE COMMENCEMENT
                                                                   OF THE SUBACCOUNT      PERFORMANCE SINCE COMMENCEMENT OF THE FUND
                                                                         SINCE                                             SINCE
SUBACCOUNT     INVESTING IN                                          COMMENCEMENT         1 YEAR   5 YEARS   10 YEARS   COMMENCEMENT

        AXP -Registered Trademark- Variable Portfolio -

VPBCA     Blue Chip Advantage Fund (1/00) (9/99)(1)                    (8.63%)(3)        (11.28%)       --%       --%        0.35%

VPBND     Bond Fund (1/00) (10/81)(1                                    5.90(3)            4.86       3.96      7.35           --

VPCPR     Capital Resource Fund (1/00) (10/81)(1)                     (15.92)(3)         (18.20)     10.19     12.23           --

VPCMG     Cash Management Fund (1/00) (10/81)(1)
          (5.97% - Simple, 6.15% Compound)(2)                           4.54(3)            4.69       4.18      3.70           --

VPDEI     Diversified Equity Income Fund (1/00) (9/99)(1)               0.84(3)           (1.71)        --        --         2.07

VPEXI     Extra Income Fund (1/00) (5/96)(1)                           (9.44)(3)         (10.14)        --        --         1.14

VPFIF     Federal Income Fund (1/00) (9/99)(1)                          7.76(3)            7.36         --        --         5.70

VPGRO     Growth Fund (1/00) (9/99)(1)                                (18.13)(3)         (20.05)        --        --        (2.84)

VPMGD     Managed Fund (1/00) (4/86)(1)                                (1.04)(3)          (3.17)     11.65     11.84           --

VPNDM     New Dimensions Fund -Registered Trademark- (1/00) (5/96)(1)  (7.40)(3)          (9.89)        --        --        16.68

VPSCA     Small Cap Advantage Fund (1/00) (9/99)(1)                     7.43(3)            3.24         --        --        12.69

        AIM V.I.

VACAP     Capital Appreciation Fund (1/00) (5/93)(1)                   (7.38)(3)         (11.70)     14.43        --        16.32

VACDV     Capital Development Fund (1/00) (5/98)(1)                    13.36(3)            8.28         --        --         9.47

VAVAL     Value Fund (1/00) (5/93)(1)                                 (11.94)(3)         (15.41)     14.85        --        16.29

        Alliance VP

VAPGR     Premier Growth Portfolio, Class B (1/00) (6/92)(1)          (13.94)(3)         (17.52)     20.64        --        19.20

VATEC     Technology Portfolio, Class B (1/00) (1/96)(1)              (18.13)(3)         (22.37)                  --        20.56

VAUGH     U.S. Government/High Grade Securities
          Portfolio, Class B (1/00) (9/92)(1)                          10.88(3)            9.85       4.47        --         4.96

        Baron Capital Funds Trust

VBCAS     Capital Asset Fund - Insurance Class (1/00) (10/98)(1)        0.64(3)           (3.52)        --        --        27.70

        Credit Suisse Warburg Pincus Trust

VWTEG     Emerging Growth Portfolio (1/00) (9/99)(1)
          (previously Warburg Pincus Trust - Emerging Growth Porfolio)  0.24(3)           (2.40)        --        --        21.25

        Fidelity VIP

VFGRI     III Growth & Income Portfolio
          (Service Class) (1/00) (12/96)(1)                            (2.83)(3)          (4.55)        --        --        13.64

VFMDC     III Mid Cap Portfolio (Service Class) (1/00) (12/98)(1)      36.14(3)           32.51         --        --        41.71

VFOVS     Overseas Portfolio (Service Class) (1/00) (1/97)(1)         (16.11)(3)         (19.87)      9.38      8.27           --

        FTVIPT

VFRES     Franklin Real Estate Fund - Class 2 (1/00) (1/89)(1),(4)     27.21(3)           30.42       9.46     12.46           --

VFMSS     Mutual Shares Securities Fund -
          Class 2 (1/00) (11/96)(1),(4)                                13.91(3)           12.24         --        --        10.47

VFISC     Templeton International Smaller Companies
          Fund - Class 2 (1/00) (5/96)(1),(4)                          (3.48)(3)          (2.11)        --        --         2.89

        Goldman Sachs VIT

VGCPG     Capital Growth Fund (1/00) (4/98)(1)                         (6.84)(3)          (8.79)        --        --        10.17

VGCUS     CORE-SM- U.S. Equity Fund (1/00) (2/98)(1),(5)               (7.96)(3)         (10.43)        --        --         8.20

VGGLI     Global Income Fund (1/00) (1/98)(1)                           8.78(3)            8.08         --        --         4.46

VGINE     International Equity Fund (1/00) (1/98)(1)                  (11.55)(3)         (13.96)        --        --        10.32

        J.P. Morgan

VJUDE     U.S. Disciplined Equity Portfolio (1/00) (1/95)(1)           (9.13)(3)         (11.77)     13.76        --        16.73


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 23

AVERAGE ANNUAL TOTAL RETURN WITHOUT REFLECTING THE 3% PREMIUM EXPENSE CHARGE FOR PERIOD ENDING DEC. 31, 2000 (CONTINUED)

                                                          PERFORMANCE SINCE COMMENCEMENT
                                                                 OF THE SUBACCOUNT        PERFORMANCE SINCE COMMENCEMENT OF THE FUND
                                                                        SINCE                                              SINCE
SUBACCOUNT     INVESTING IN                                          COMMENCEMENT         1 YEAR   5 YEARS  10 YEARS    COMMENCEMENT
        Lazard Retirement Series

VLREQ     Equity Portfolio (1/00) (3/98)(1)                            (1.40%)(3)         (1.00%)       --%       --%        5.68%

VLRIE     International Equity Portfolio (1/00) (9/98)(1)              (7.78)(3)         (10.41)        --        --         8.42

        MFS -Registered Trademark-

VMNDS     New Discovery Series - Initial Class (1/00) (5/98)(1)         1.15(3)           (2.86)        --        --        21.90

VMRES     Research Series - Initial Class (1/00) (7/95)(1)             (1.67)(3)          (5.70)     15.43        --        16.17

VMUTS     Utilities Series - Initial Class (1/00) (1/95)(1)              7.53(3)           6.12      19.81        --        21.91

        Putnam Variable Trust

VPGRI     Putnam VT Growth and Income Fund -
          Class IB Shares (1/00) (2/88)(1),(6)                          8.17(3)            6.95      12.74     13.48           --

VPIGR     Putnam VT International Growth Fund -
          Class IB Shares (1/00) (1/97)(1),(6)                         (6.72)(3)         (10.37)        --        --        17.75

VPINO     Putnam VT International New Opportunities
          Fund - Class IB Shares (1/00) (1/97)(1),(6)                 (35.60)(3)         (39.21)        --        --         8.45

        Royce

VRMCC     Micro-Cap Portfolio (1/00) (12/96)(1)                        18.31(3)           17.50         --        --        16.53

VRPRM     Small-Cap Portfolio (1/00) (12/96)(1)
          (previously Royce Premier Porfolio)                          31.18(3)           32.15         --        --        15.36

        Wanger

VWISC     International Small Cap (1/00) (5/95)(1)                    (27.55)(3)         (28.94)     18.75        --        22.52

VWUSC     U.S. Small Cap (1/00) (5/95)(1)                              (8.13)(3)          (7.12)     17.74        --        18.46

(1)  (Commencement date of the subaccount; Commencement date of the fund.)
(2) The 7-day yield shown here in parentheses, more closely reflects the current earnings of the fund than the total return quotations.
(3) Cumulative return (not annualized) since commencement date of the subaccount.
(4) Ongoing stock market volatility can dramatically change the fund's short-term performance; current results may differ. Because Class 2 shares were not offered until Jan. 6, 1999, standardized Class 2 performance for prior periods represents the historical results of Class 1 shares. For periods beginning Jan. 6, 1999, results reflect an additional 12b-1 fee expense which also affects all future performance.
(5)  CORE-SM- is a service mark of Goldman, Sachs & Co.
(6)  Performance information for Class IB shares for periods prior to April
     6, 1998 for Putnam VT Growth and Income Fund and for periods prior to April 30, 1998 for Putnam VT High Yield Fund, Putnam VT International Growth Fund, Putnam VT International New Opportunites Fund and Putnam VT Vista Fund are based on the performance of the fund's Class IA shares (not offered as an investment option) adjusted to reflect the fees paid by Class IB shares, including a Rule 12b-1 fee of 0.15%. Please note that as of May 1, 2001 the Rule 12b-1 fee will increase to 0.25%.

THE FIXED ACCOUNT

You can allocate premiums to the fixed account or transfer policy value from the subaccounts to the fixed account (with certain restrictions, explained in "Transfers Between the Fixed Account and Subaccounts").

The fixed account is the general investment account of American Enterprise Life. It includes all assets owned by American Enterprise Life other than those in the variable account and other separate accounts. Subject to applicable law, American Enterprise Life has sole discretion to decide how assets of the fixed account will be invested.

Placing policy value in the fixed account does not entitle you to share in the fixed account's investment experience, nor does it expose you to the account's investment risk. Instead, American Enterprise Life guarantees that the policy value you place in the fixed account will accrue interest at an effective annual rate of at least 4.0%, independent of the actual investment experience of the account. Keep in mind that this guarantee is based on the continued claims-paying ability of American Enterprise Life. American Enterprise Life bears the full investment risk for amounts allocated to the fixed account. American Enterprise Life is not obligated to credit interest at any rate higher than 4.0%, although we may do so at our sole discretion. Rates higher than 4.0% may change from time to time, at the discretion of American Enterprise Life, and will be based on various factors including, but not limited to, the interest rate environment, returns earned on investments backing these policies, the rates currently in effect for new and existing American Enterprise Life policies, product design, competition and American Enterprise Life's revenues and expenses.

We will not credit interest in excess of 4.0% on any portion of policy value in the fixed account against which you have a policy loan outstanding.


--------------------------------------------------------------------------------
24  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

Because of exemptive and exclusionary provisions, interests in the fixed account have not been registered under the Securities Act of 1933 and the fixed account has not been registered as an investment company under the Investment Company Act of 1940. Accordingly, neither the fixed account nor any interests in it are subject to the provisions of these Acts and the staff of the SEC has not reviewed the disclosures in this prospectus relating to the fixed account. Disclosures regarding the fixed account may, however, be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

POLICY VALUE

The value of your policy is the sum of values in the fixed account and each subaccount of the variable account.

FIXED ACCOUNT VALUE

The value in the fixed account on the policy date (when the policy is issued) equals:

-    the portion of your initial net premium allocated to the fixed account;
     minus

- the portion of the monthly deduction for the first policy month allocated to the fixed account.

On any later date, the value in the fixed account equals:

-    the value on the previous monthly date; plus

-    net premiums allocated to the fixed account since the last monthly date;
     plus

- any transfers to the fixed account from the subaccounts, including loan transfers, since the last monthly date; plus

-    accrued interest on all of the above; plus

-    any policy value credit allocated to the fixed account; minus

- any transfers from the fixed account to the subaccounts, including loan repayment transfers, since the last monthly date; minus

- any partial surrenders or partial surrender fees allocated to the fixed account since the last monthly date; minus

- interest on any transfers or partial surrenders, from the date of the transfer or surrender to the date of calculation; minus

- any portion of the monthly deduction for the coming month allocated to the fixed account if the date of calculation is a monthly date.

SUBACCOUNT VALUES

The value in each subaccount changes daily, depending on the investment performance of the funds in which that subaccount invests and on other factors detailed below. There is no guaranteed minimum subaccount value. You as owner bear the entire investment risk.

CALCULATION OF SUBACCOUNT VALUE: The value of each subaccount on the policy date equals:

-    the portion of your initial net premium allocated to the subaccount; minus

- the portion of the monthly deduction for the first policy month allocated to that subaccount.

The value on each subaccount on each valuation date equals:

- the value of the subaccount on the preceding valuation date, multiplied by the net investment factor for the current valuation period (explained below); plus

- net premiums received and allocated to the subaccount during the current valuation period; plus

- any transfers to the subaccount (from the fixed account or other subaccounts, including loan repayment transfers) during the period; plus

-    any policy value credit allocated to the subaccounts; minus

- any transfers from the subaccount including loan transfers during the current valuation period; minus

- any partial surrenders and partial surrender fees allocated to the subaccount during the period; minus

- any portion of the monthly deduction allocated to the subaccount during the period.

The net investment factor measures the investment performance of a subaccount from one valuation period to the next. Because performance may fluctuate, the value of a subaccount may increase or decrease from day to day.

ACCUMULATION UNITS: We convert the policy value allocated to each subaccount into accumulation units. Each time you direct a premium payment or transfer policy value into one of the subaccounts, we credit a certain number of accumulation units to your policy for that subaccount. Conversely, each time you take a partial surrender or transfer value out of a subaccount, we subtract a certain number of accumulation units.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 25

Accumulation units are the true measure of investment value in each subaccount. For subaccounts investing in the funds, they are related to, but not the same as, the net asset value of the corresponding fund. The dollar value of each accumulation unit can rise or fall daily, depending on the investment performance of the underlying funds, and on certain charges. Here is how unit values are calculated:

NUMBER OF UNITS: To calculate the number of units for a particular subaccount, we divide your investment (net premium or transfer amount) by the current accumulation unit value.

ACCUMULATION UNIT VALUE: The current accumulation unit value for each subaccount equals the last accumulation unit value times the current net investment factor.

NET INVESTMENT FACTOR: We determine the net investment factor at the end of each valuation period. This factor equals (a DIVIDED BY b) - c,

where:

   (a) equals:

      - net asset value per share of the fund; plus

      - per-share amount of any dividend or capital gain distribution made by the relevant fund to the subaccount; plus

      - any credit or minus any charge for reserves to cover any tax liability resulting from the investment operations of the subaccount.

   (b) equals:

      - net asset value per share of the fund at the end of the preceding valuation period; plus

      - any credit or minus any charge for reserves to cover any tax liability in the preceding valuation period.

   (c) is a percentage factor representing the mortality and expense risk charge, as described in "Loads, Fees and Charges" above.

FACTORS THAT AFFECT SUBACCOUNT ACCUMULATION UNITS: Accumulation units of each subaccount may change in two ways; in number and in value. Here are the factors that influence those changes:

The number of accumulation units you own may fluctuate due to:

   -  additional premiums allocated to the subaccount;

   -  transfers into or out of the subaccount;

   -  partial surrenders and partial surrender fees;

   -  surrender charges;

   -  pro rata portions of the monthly deductions; and/or

   -  policy value credits.

Accumulation unit values will fluctuate due to:

   -  changes in underlying fund's net asset value;

   -  dividends distributed to the subaccount;

   -  capital gains or losses of underlying fund;

   -  fund operating expenses; and/or

   -  mortality and expense risk fees.

POLICY VALUE CREDITS

Beginning in the 11th policy year and while this policy is in force, we will periodically apply a policy value credit to your policy value.

On an annual basis, the policy value credit is an amount determined by multiplying (a) x (b) where:

   (a) is the policy value credit percentage at the time the calculation is made; and

   (b) is the policy value less indebtedness at the time the calculation is made.

Currently, the policy value credit percentage is equal, on an annual basis to
 .45%. We reserve the right to change the policy value credit percentage as well as to calculate and apply the policy value credit on a quarterly or monthly basis.

The policy value credit amount shall be applied to the policy value on a pro rata basis.


--------------------------------------------------------------------------------
26  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

PROCEEDS PAYABLE UPON DEATH

We will pay a benefit to the beneficiary of the policy when the insured dies.

If that death is prior to the insured's attained insurance age 100, the amount payable is based on the specified amount and death benefit option (described below) that you have selected, less any indebtedness.

If the insured's death is on or after the attained insurance age 100, the amount payable is the cash surrender value.

OPTION 1 (LEVEL AMOUNT): Under this option, the policy's value is part of the specified amount. The Option 1 death benefit is the greater of:

-    the specified amount on the date of the insured's death; or

- the applicable percentage of the policy value on the date of the insured's death, if that death occurs on a valuation date, or on the next valuation date following the date of death. (See table below.)

APPLICABLE PERCENTAGE TABLE

                                APPLICABLE                                             INSURED'S                   APPLICABLE
INSURED'S ATTAINED             PERCENTAGE OF                                           ATTAINED                   PERCENTAGE OF
INSURANCE AGE                  POLICY VALUE                                          INSURANCE AGE                POLICY VALUE

   40 or younger                       250%                                                  61                           128%

   41                                  243                                                   62                           126

   42                                  236                                                   63                           124

   43                                  229                                                   64                           122

   44                                  222                                                   65                           120

   45                                  215                                                   66                           119

   46                                  209                                                   67                           118

   47                                  203                                                   68                           117

   48                                  197                                                   69                           116

   49                                  191                                                   70                           115

   50                                  185                                                   71                           113

   51                                  178                                                   72                           111

   52                                  171                                                   73                           109

   53                                  164                                                   74                           107

   54                                  157                                                75-95                           105

   55                                  150                                                   96                           104

   56                                  146                                                   97                           103

   57                                  142                                                   98                           102

   58                                  138                                                   99                           101

   59                                  134                                                  100                           100

   60                                  130

The percentage is designed to ensure that the policy meets the provisions of federal tax law which requires a minimum death benefit in relation to policy value for your policy to qualify as life insurance.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 27

OPTION 2 (VARIABLE AMOUNT): Under this option, the policy value is added to the specified amount. The Option 2 death benefit is the greater of:

-    the policy value plus the specified amount; or

- the applicable percentage of policy value (from the preceding table) on the date of the insureds death, if that death occurs on a valuation date, or on the next valuation date following the date of death.

EXAMPLES:                                                OPTION 1      OPTION 2

Specified amount                                         $100,000      $100,000

Policy value                                             $  5,000      $  5,000

Death benefit                                            $100,000      $105,000

Policy value increases to                                $  8,000      $  8,000

Death benefit                                            $100,000      $108,000

Policy value decreases to                                $  3,000      $  3,000

Death benefit                                            $100,000      $103,000

If you want to have premium payments and favorable investment performance reflected partly in the form of an increasing death benefit, you should consider Option 2. If you are satisfied with the specified amount of insurance protection and prefer to have premium payments and favorable investment performance reflected to the maximum extent in the policy value, you should consider Option
1. Under Option 1, the cost of insurance is lower because American Enterprise Life's net amount at risk is generally lower; for this reason the monthly deduction is less and a larger portion of your premiums and investment returns is retained in the policy value.

CHANGE IN DEATH BENEFIT OPTION

You may make a written request to change the death benefit option once per policy year. A change in the death benefit option also will change the specified amount. You do not need to provide additional evidence of insurability.

IF YOU CHANGE FROM OPTION 1 TO OPTION 2: The specified amount will decrease by an amount equal to the policy value on the effective date of the change.

IF YOU CHANGE FROM OPTION 2 TO OPTION 1: The specified amount will increase by an amount equal to the policy value on the effective date of the change.

An increase or decrease in specified amount resulting from a change in the death benefit option will affect the following policy costs:

- Monthly deduction because the cost of insurance depends upon the specified amount.

-    Charges for certain optional insurance benefits.

The surrender charge will not be affected.

CHANGES IN SPECIFIED AMOUNT

Subject to certain limitations, you may make a written request to increase or decrease the specified amount at any time. Changes in specified amount may have tax implications, discussed in the section "Modified Endowment Contracts" under "Federal Taxes."

INCREASES: If you increase the specified amount, we may require additional evidence of insurability that is satisfactory to us. The effective date of the increase will be the monthly anniversary on or next following our approval of the increase. The increase may not be less than $25,000, and we will not permit an increase after the insured's attained insurance age 85.

An increase in the specified amount will have the following effect on policy costs:

- Your monthly deduction will increase because the cost of insurance charge depends upon the specified amount.

-    Charges for certain optional insurance benefits may increase.

-    The minimum monthly premium will increase if the NLG is in effect.

-    The surrender charge will increase.

At the time of the increase in specified amount, the cash surrender value of your policy must be sufficient to pay the monthly deduction on the next monthly anniversary. The increased surrender charge will reduce the cash surrender value. If the remaining cash surrender value is not sufficient to cover the monthly deduction, we will require you to pay additional premiums within the 61-day grace period. If you do not, the policy will lapse unless the NLG is in effect. Because the minimum monthly premium will increase, you may also have to pay additional premiums to keep the NLG in effect.

DECREASES: Any decrease in specified amount will take effect on the monthly anniversary on or next following our receipt of your written request. The specified amount remaining after the decrease may not be less than the minimum amount shown in the policy. If, following a decrease in specified amount, the policy would no longer qualify as life insurance under federal tax law, the decrease may be limited to the extent necessary to meet these requirements. We reserve the right to limit any specified amount decrease, in any policy year, to no more than 25% of the specified amount in effect as of the date of your request.


--------------------------------------------------------------------------------
28  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

A decrease in specified amount will affect your costs as follows:

- Your monthly deduction will decrease because the cost of insurance charge depends upon the specified amount.

-    Charges for certain optional insurance benefits may decrease.

-    The minimum monthly premium will decrease if the NLG is in effect.

-    The surrender charge will not change.

No surrender charge is imposed when you request a decrease in the specified amount.

We will deduct decreases in the specified amount from the current specified amount in this order:

-    First from the portion due to the most recent increase;

-    Next from portions due to the next most recent increases successively; and

-    Then from the initial specified amount when the policy was issued.

This procedure may affect the cost of insurance if we have applied different risk classifications to the current specified amount. We will eliminate the risk classification applicable to the most recent increase in the specified amount first, then the risk classification applicable to the next most recent increase, and so on.

MISSTATEMENT OF AGE OR SEX

If the insured's age or sex has been misstated, the proceeds payable upon death will be:

-    the policy value on the date of death; plus

- the amount of insurance that would have been purchased by the cost of insurance deducted for the policy month during which death occurred, if that cost had been calculated using rates for the correct age and sex; minus

-    the amount of any outstanding indebtedness on the date of death.

SUICIDE

Suicide by the insured, whether sane or insane, within two years from the policy date is not covered by the policy. If suicide occurs, the only amount payable to the beneficiary will be the premiums paid, minus the amount of any outstanding indebtedness and partial surrenders.

In Colorado and North Dakota, the suicide period is shortened to one year. In Missouri, American Enterprise Life must prove that the insured intended to commit suicide at the time he or she applied for coverage.

BENEFICIARY

Initially, the beneficiary will be the person you designate in your application for the policy. You may change the beneficiary by giving written notice to American Enterprise Life, subject to requirements and restrictions stated in the policy. If you do not designate a beneficiary, or if the designated beneficiary dies before the insured, the beneficiary will be you or your estate.

TRANSFERS BETWEEN THE FIXED ACCOUNT AND SUBACCOUNTS

You may transfer policy values from one subaccount to another or between subaccounts and the fixed account. For most transfers, we will process your transfer request at the end of the valuation period during which we receive your request. Currently, there is no charge for transfers. Before transferring policy value, you should consider the risks involved in changing investments.

We may suspend or modify the transfer privilege at any time with the necessary approval of the SEC. Transfers involving the fixed account are subject to the restrictions below.

FIXED ACCOUNT TRANSFER POLICIES

- You must make transfers from the fixed account during a 30-day period starting on a policy anniversary, except for automated transfers, which can be set up at any time for transfer periods of your choosing subject to certain minimums.

- If we receive your request to transfer amounts from the fixed account within 30 days before the policy anniversary, the transfer will become effective on the anniversary.

- If we receive your request on or within 30 days after the policy anniversary, the transfer will be effective on the day we receive it.

- We will not accept requests for transfers from the fixed account at any other time.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary. We will waive this limitation once during the first two policy years if you exercise the policy's right to exchange provision. (See "Exchange Right" under "Policy Surrenders.")


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 29

MINIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

- For mail and phone transfers -- $250 or the entire subaccount balance, whichever is less.

-    For automated transfers -- $50.

From the fixed account to a subaccount:

- $250 or the entire fixed account balance, minus any outstanding indebtedness, whichever is less.

-    For automated transfers -- $50.

MAXIMUM TRANSFER AMOUNTS

From a subaccount to another subaccount or the fixed account:

-    Entire subaccount balance.

From the fixed account to a subaccount:

-    Entire fixed account balance, minus any outstanding indebtedness.

MAXIMUM NUMBER OF TRANSFERS PER YEAR

Twelve automated transfers per policy year are allowed. In addition, you may make transfers by mail or by telephone, however, we reserve the right to limit transfers by mail or telephone to twelve per policy year. If, in the alternative, we allow more than twelve transfers by mail or telephone, we reserve the right to assess a fee for each subsequent transfer made by mail or telephone. We guarantee that this fee will not exceed $25.00 per transfer for the duration of your policy.

TWO WAYS TO REQUEST A TRANSFER, LOAN OR SURRENDER

Provide your name, policy number, Social Security Number or Taxpayer Identification Number when you request a transfer.

1 BY LETTER:

Regular mail:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
P.O. BOX 290679
WETHERSFIELD, CT 06129-0679

Express mail:

AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
ATTENTION: AEL SERVICE CENTER
1290 SILAS DEANE HIGHWAY
SUITE 102
WETHERSFIELD, CT 06109

2 BY PHONE:

Call between 8 a.m. and 7 p.m. Central Time:

(800) 333-3437 (toll free) or
(612) 671-7700 (Minneapolis area)

TTY service for the hearing impaired:

(800) 285-8846 (toll free)

- We answer phone requests promptly, but you may experience delays when call volume is unusually high. If you are unable to get through, use mail procedure as an alternative.

- We will honor any telephone transfer or surrender request we believe is authentic and we will use reasonable procedures to confirm that it is. These procedures include asking identifying questions and tape recording calls. As long as we follow these procedures, American Enterprise Life and its affiliates will not be liable for any loss resulting from fraudulent requests.

- We make telephone transfers available automatically. If you do not want telephone transfers to be made from your account, please write to American Enterprise Life and tell us.


--------------------------------------------------------------------------------
30  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AUTOMATED TRANSFERS

In addition to written and telephone requests, you can arrange to have policy value transferred from one account to another automatically. Your financial advisor can help you set up an automated transfer.

AUTOMATED TRANSFER POLICIES:

-    Minimum automated transfer amount: $50

- Only one automated transfer arrangement can be in effect at any time. You can transfer policy values TO one or more subaccounts and the fixed account, but you can transfer FROM only one account.

- You can start or stop this service by written request. You must allow seven days for us to change any instructions that currently are in place.

- You cannot make automated transfers from the fixed account in an amount that, if continued, would deplete the fixed account within 12 months.

- If you made a transfer from the fixed account to one or more subaccounts, you may not make a transfer from any subaccount back to the fixed account until the next policy anniversary.

- If you submit your automated transfer request with an application for a policy, automated transfers will not take effect until the policy is issued.

- If the value of the account from which you are transferring policy value is less than the $50 minimum, we will stop the transfer arrangement automatically.

- Automated transfers are subject to all other policy provisions and terms including provisions relating to the transfer of money between the fixed account and the subaccounts.

AUTOMATED DOLLAR-COST AVERAGING

You can use automated transfers to take advantage of dollar-cost averaging -- investing a fixed amount at regular intervals. For example, you might have a set amount transferred monthly from a relatively conservative subaccount to a more aggressive one, or to several others.

This systematic approach can help you benefit from fluctuations in accumulation unit value, caused by fluctuations in the market value of the underlying fund. Since you invest the same amount each period, you automatically acquire more units when the market value falls, fewer units when it rises. The potential effect is to lower your average cost per unit. There is no charge for dollar-cost averaging.

HOW DOLLAR-COST AVERAGING WORKS

By investing an equal number
of dollars each month...
                                                                     NUMBER
                                         AMOUNT    ACCUMULATION     OF UNITS
                              MONTH     INVESTED    UNIT VALUE     PURCHASED

                              Jan         $100         $20            5.00

                              Feb          100          16            6.25

you automatically buy more    Mar          100           9           11.11
units when the per unit
market price is low...   -->  Apr          100           5           20.00

                              May          100           7           14.29

                              June         100          10           10.00

and fewer units when          July         100          15            6.67
the per unit market
price is high.           -->   Aug          100          20            5.00

                              Sept         100          17            5.88

                              Oct          100          12            8.33


You have paid an average price of only $10.81 per unit over the 10 months, while the average market price actually was $13.10.

Dollar-cost averaging does not guarantee that any variable subaccount will gain in value, nor will it protect against a decline in value if market prices fall. Because this strategy involves continuous investing, your success with dollar-cost averaging will depend upon your willingness to continue to invest regularly through periods of low price levels. Dollar-cost averaging can be an effective way to help meet your long-term goals.

Twelve automated transfers per policy year are allowed. In addition, we reserve the right to limit mail and telephone transfers to twelve per policy year. However, we also reserve the right to charge a fee for more than twelve transfers per year by phone or mail.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 31

ASSET REBALANCING

You can ask us in writing to automatically rebalance the subaccount portion of your policy value either quarterly, semi-annually or annually. The period you select will start to run on the date we record your request. On the first valuation date of each of these periods, we automatically will rebalance your policy value so that the value in each subaccount matches your current subaccount percentage allocations. These percentage allocations must be in whole numbers. Asset rebalancing does not apply to the fixed account. There is no charge for asset rebalancing.

You can change your percentage allocations or your rebalancing period at any time by contacting us in writing. We will restart the rebalancing period you selected as of the date we record your change. You also can ask us in writing to stop rebalancing your policy value. You must allow 30 days for us to change any instructions that currently are in place. For more information on asset rebalancing, contact your sales representative.

POLICY LOANS

You may borrow against your policy by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts" for address and telephone numbers for your requests.) We will process your loan request at the end of the valuation period during which we receive your request. (Loans by telephone are limited to $50,000.)

INTEREST RATE: The interest rate for policy loans is 6% per year. After the10th anniversary we expect to reduce the loan interest to 4% per year. Interest is charged daily and due at the end of the policy year.

MINIMUM LOAN:

-    $500 ($200 for Connecticut residents).

MAXIMUM LOAN:

- In Texas, 100% of the policy value in the fixed account, minus a pro rata portion of surrender charges.

-    In Alabama, 100% of the policy value minus surrender charges.

-    In all other states, 90% of the policy value minus surrender charges.

We will compute the maximum loan value as of the end of the valuation period during which we receive your loan request. The amount available at any time for a new loan is the maximum loan value less any existing indebtedness. When we compute the amount available, we reserve the right to deduct from the loan value interest for the period until the next policy anniversary and monthly deductions that we will take until the next policy anniversary.

PAYMENT OF LOANED FUNDS: Generally, we will pay loans within seven days after we receive your request (with certain exceptions -- see "Deferral of payments," under "Payment of Policy Proceeds.")

ALLOCATION OF LOANS TO ACCOUNTS: If you do not specify whether the loan is to come from the fixed account or the subaccounts, we will take it from the subaccounts and the fixed account on a pro-rata basis minus indebtedness. When we make a loan from a subaccount, we redeem accumulation units and transfer the proceeds into the fixed account. We will credit the loaned amount with 4.0% annual interest.

REPAYMENTS: We will allocate loan repayments to subaccounts and/or the fixed account using the premium allocation percentages in effect unless you tell us otherwise. Repayments must be in amounts of at least $25.

OVERDUE INTEREST: If you do not pay accrued interest when it is due, we will increase the amount of indebtedness in the fixed account to cover the amount due. Interest added to a policy loan will be charged the same interest rate as the loan itself. We will take the interest from the fixed account and subaccounts on a pro-rata basis.

EFFECTS OF POLICY LOANS: If you do not repay your loan, it will reduce the death benefit and cash surrender value. Even if you do repay it, your loan can have a permanent effect on death benefits and policy values, because money you borrow against the subaccounts will not share in the investment results of the relevant fund(s).

A loan may terminate the no lapse guarantee. We deduct the loan amount from the total premiums you pay, which may reduce the total below the level required to keep the NLG in effect.

TAXES: If your policy lapses or you surrender it with an outstanding indebtedness, and the amount of outstanding indebtedness plus the cash surrender value is more than the sum of premiums you paid, you generally will be liable for taxes on the excess. (See "Federal Taxes.")


--------------------------------------------------------------------------------
32  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

POLICY SURRENDERS

You may surrender your policy in full or in part by written or telephone request. (See chart under "Transfers Between the Fixed Account and Subaccounts.") We will process your surrender request at the end of the valuation period during which we receive your request. We may require you to return your policy.

We normally will process your payment within seven days; however, we reserve the right to defer payment. (See "Deferral of payments," under "Payment of Policy Proceeds.")

TOTAL SURRENDERS

If you totally surrender your policy, you receive its cash surrender value -- the policy value minus outstanding indebtedness and applicable surrender charges. (See "Loads, Fees and Charges.") We will compute the value of each subaccount as of the end of the valuation period during which we receive your request.

PARTIAL SURRENDERS

After the first policy year, you may surrender any amount from $500 up to 90% of the policy's cash surrender value. (Partial surrenders by telephone are limited to $50,000.) We will charge you a partial surrender fee, described under "Loads, Fees and Charges."

ALLOCATION OF PARTIAL SURRENDERS

Unless you specify otherwise, American Enterprise Life will make partial surrenders from the fixed account and subaccounts on a pro rata basis at the end of the valuation period during which we receive your request. In determining these proportions, we first subtract the amount of any outstanding indebtedness from the fixed account value.

EFFECT OF PARTIAL SURRENDERS

- A partial surrender will reduce the policy value by the amount of the partial surrender and fee.

- A partial surrender may terminate the no lapse guarantee. We deduct the surrender amount from total premiums you paid, which may reduce the total below the level required to keep the no lapse guarantee in effect.

- If Option 1 is in effect, a partial surrender will reduce the specified amount by the amount of the partial surrender and fee. American Enterprise Life will deduct this decrease from the current specified amount in this order:

     --  First from the portion due to the most recent increase;

     --  Next from portions due to the next most recent increases successively;
         and

     -- Then from the initial specified amount when the policy was issued.

        (See "Decreases" under "Proceeds Payable Upon Death.")

- If Option 2 is in effect, a partial surrender does not affect the specified amount.

TAXES

Upon surrender, you generally will be liable for taxes on any excess of the cash surrender value plus outstanding indebtedness over the premium paid. (See "Federal Taxes.")

EXCHANGE RIGHT

For two years after we issue the policy, you can exchange it for one that provides benefits that do not vary with the investment return of the subaccounts. Because the policy itself offers a fixed return option, all you need to do is transfer all of the policy value in the subaccounts to the fixed account. We automatically will credit all future premium payments to the fixed account unless you request a different allocation.

A transfer for this purpose will not count against the 12-transfers-per-year limit. Also, we will waive any restrictions on transfers into the fixed account for this type of transfer.

There is no effect on the policy's death benefit, specified amount, net amount at risk, risk classification or issue age. Only the method of funding the policy value will be affected.

In Connecticut, during the first 18 months after the policy is issued, you have the right to exchange the policy for a policy of permanent fixed benefit life insurance we are then offering.

We will not require evidence of insurability. We will require that:

1. this policy is in force; and

2. your request is in writing; and

3. you repay any existing indebtedness.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 33

The new policy will have the same initial death benefit, policy date and issue age as this policy. The premium for the new policy will be based on our rates in effect on its policy date for the same class of risk as under this policy.

We will inform you of the premium for the new policy and any extra sum required or allowance to be made for a cash surrender value adjustment that takes appropriate account of the values under both this policy exceeds the cash surrender value of the new policy, the excess will be sent to you. If the cash surrender value of this policy is less than the cash surrender value of the new policy, you will be required to send us the shortage amount for this exchange to be completed.

OPTIONAL INSURANCE BENEFITS

You may choose to add the following benefits to your policy at an additional cost, in the form of riders (if you meet certain requirements). More detailed information on these benefits is in your policy.

WAIVER OF MONTHLY DEDUCTION (WMD)

Under WMD, we will waive the monthly deduction if the insured becomes totally disabled.

ACCIDENTAL DEATH BENEFIT (ADB)

ADB provides an additional death benefit if the insured's death is caused by accidental injury.

TERM INSURED RIDER (TIR)

TIR provides an additional level, adjustable death benefit on the base insured.

ADDITIONAL INSURED RIDER (AIR)

AIR provides a level, adjustable death benefit on the life of each additional insured covered.

CHILDREN'S INSURANCE RIDER (CIR)

CIR provides level term coverage on each eligible child.

PAYMENT OF POLICY PROCEEDS

We will pay policy proceeds when:

-    you surrender the policy; or

-    the insured dies.

We will pay all proceeds by check. We will compute the amount of the death proceeds and pay it in a single sum unless you select one of the payment options below. We will pay interest at a rate of at least 4% per year (8% in Arkansas, 11% in Florida) on single sum death proceeds, from the date of the insured's death to the settlement date (the date on which we pay the proceeds in a lump sum or first place them under a payment option).

PAYMENT OPTIONS:

During the insured's lifetime, you may request in writing that we pay policy proceeds under one or more of the three payment options below. (The beneficiary also may select a payment option, unless you say that he or she cannot). You decide how much of the proceeds to place under each option (minimum: $5,000). We will transfer any such amount to American Enterprise Life's general account. Unless we agree otherwise, we must make payments under all options to a natural person.

You also may make a written request to us to change a prior choice of payment option or, if we agree, to elect a payment option other than the three below.

If you elect a payment option for pre-death proceeds, payments under this option may be subject to federal income tax as ordinary income. If you elect Option A, the full pre-death proceeds will be taxed as a full surrender or maturity as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. The interest paid under Option A will be ordinary income subject to income tax in the year earned. The interest payments will not be subject to the 10% penalty tax.

If you elect Option B or Option C for payment of pre-death proceeds, any indebtedness at the time of election will be taxed as a partial surrender as described in "Taxation of Policy Proceeds" and also may be subject to an additional 10% penalty tax if the policy is a modified endowment. We will use the remainder of the proceeds to make payments under the option elected. A portion of each payment will be taxed as ordinary income and a portion of each payment will be considered a return of the investment in the policy and will not be taxed. We describe an owner's investment in the policy. (See "Taxation of Policy Proceeds" under "Federal Taxes.") All payments we make after the investment in the policy is fully recovered will be subject to tax. Amounts we pay under Option B or Option C that are subject to tax also may be subject to an additional 10% penalty tax. (See "Penalty tax" under "Federal Taxes.")


--------------------------------------------------------------------------------
34  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

Death benefit proceeds applied to any payment option are not considered part of the beneficiary's income and therefore are not subject to federal income tax. Payments of interest under Option A will be ordinary income subject to tax. Under Option B or Option C, a portion of each payment will be ordinary income subject to tax and a portion of each payment will be considered a return of the beneficiary's investment in the policy which is not subject to tax. The beneficiary's investment in the policy is the death benefit proceeds we apply to the payment option. All payments we make after the investment in the policy is fully recovered will be subject to tax.

OPTION A -- INTEREST PAYMENTS: We will pay interest on any proceeds placed under this option at a rate of 3% per year compounded annually, at regular intervals and for a period that is agreeable to both you and us. At the end of any payment interval, you may withdraw proceeds in amounts of at least $100. At any time, you may withdraw all of the proceeds that remain or you may place them under a different payment option approved by us.

OPTION B -- PAYMENTS FOR A SPECIFIED PERIOD: We will make fixed monthly payments for any number of years you specify. Here are examples of monthly payments for each $1,000 placed under this option:

   PAYMENT PERIOD                                  MONTHLY PAYMENT PER $1,000
      (YEARS)                                         PLACED UNDER OPTION B

        10                                                     $9.61

        15                                                      6.87

        20                                                      5.51

        25                                                      4.71

        30                                                      4.18

We will furnish monthly amounts for other payment periods at your request, without charge.

OPTION C -- LIFETIME INCOME: We will make monthly payments for the life of the person (payee) who is to receive the income. We will guarantee payment for 5, 10 or 15 years.

We will base the amount of each monthly payment per $1,000 placed under this option on the table of settlement rates in effect at the time of the first payment. The amount depends on the sex and age of the payee on that date.

The amount of each monthly payment per $1,000 placed under this option will be at least the amounts shown in the following table. We will furnish monthly amounts for any adjusted age not shown at your request, without charge.

LIFE INCOME PER $1,000 WITH PAYMENTS GUARANTEED FOR

ADJUSTED    SETTLEMENT BEGINNING                    5 YEARS                     10 YEARS                      15 YEARS
AGE PAYEE          IN YEAR                     MALE          FEMALE          MALE         FEMALE          MALE         FEMALE

65                  2005                        5.26           4.66          5.15           4.62          4.95           4.53

                    2010                        5.17           4.60          5.07           4.55          4.89           4.48

                    2015                        5.09           4.53          4.99           4.49          4.83           4.42

                    2020                        5.01           4.47          4.92           4.44          4.77           4.38

                    2025                        4.94           4.42          4.86           4.39          4.72           4.33

                    2030                        4.87           4.37          4.79           4.34          4.67           4.29

70                  2005                        6.12           5.35          5.87           5.24          5.48           5.05

                    2010                        6.01           5.26          5.77           5.16          5.41           4.99

                    2015                        5.89           5.17          5.68           5.08          5.35           4.93

                    2020                        5.79           5.09          5.59           5.01          5.29           4.87

                    2025                        5.69           5.01          5.51           4.94          5.23           4.82

                    2030                        5.59           4.94          5.43           4.88          5.17           4.76

75                  2005                        7.27           6.33          6.72           6.07          6.00           5.65

                    2010                        7.11           6.20          6.61           5.97          5.94           5.59

                    2015                        6.96           6.08          6.50           5.87          5.88           5.52

                    2020                        6.82           5.97          6.40           5.78          5.83           5.46

                    2025                        6.68           5.86          6.30           5.69          5.77           5.40

                    2030                        6.55           5.76          6.21           5.60          5.72           5.34


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 35

DEFERRAL OF PAYMENTS:

We reserve the right to defer payments of cash surrender value, policy loans or variable death benefits in excess of the specified amount if:

- the payments derive from a premium payment made by a check that has not cleared the banking system (we have not collected good payment);

- the New York Stock Exchange (NYSE) is closed (other than customary weekend and holiday closings);

- in accordance with SEC rules, trading on the NYSE is restricted or, because of an emergency, it is not practical to dispose of securities held in the subaccount or determine the value of the subaccount's net assets.

We may delay the payment of any loans or surrenders from the fixed account up to six months from the date we receive the request. If we postpone the payment of surrender proceeds more than 30 days, we will pay you interest on the amount surrendered at an annual rate of 3% for the period of postponement.

FEDERAL TAXES

The following is a general discussion of the policy's federal income tax implications. It is not intended as tax advice. Because the effect of taxes on the value and benefits of your policy depends on your individual situation as well as American Enterprise Life's tax status, YOU SHOULD CONSULT A TAX ADVISOR TO FIND OUT HOW THESE GENERAL CONSIDERATIONS APPLY TO YOU. The discussion is based on our understanding of federal income tax laws as the Internal Revenue Service (IRS) currently interprets them; both the laws and their interpretation may change.

As with any financial product purchased, the decision as to who the owner and the beneficiary will be should be made by the client after consultation with his or her tax and legal advisors. These decisions may significantly affect the amount due for income tax, gift tax and estate tax and also the client's ownership rights to the policy.

We intend the policy to qualify as a life insurance policy for federal income tax purposes. To that end, the provisions of the policy are to be interpreted to ensure or maintain this tax qualification. American Enterprise Life reserves the right to change the policy in order to ensure that it will continue to qualify as life insurance for tax purposes. We will send you a copy of any changes.

AMERICAN ENTERPRISE LIFE'S TAX STATUS

The IRS taxes American Enterprise Life as a life insurance company under the Code. For federal income tax purposes, we consider the subaccounts to be a part of American Enterprise Life, although we treat their operations separately in accounting and financial statements. We reinvest the investment income from the subaccounts and it becomes part of the subaccounts' value. The IRS does not tax American Enterprise Life on this investment income, including realized capital gains. Therefore, American Enterprise Life does not charge the subaccounts for our federal income taxes. American Enterprise Life reserves the right to make such a charge in the future if there is a change in the tax treatment of subaccounts or variable life insurance contracts or in American Enterprise Life's tax status as we currently understand it.

TAXATION OF POLICY PROCEEDS

The IRS does not consider the death benefit to be part of the beneficiary's income and therefore it is not subject to federal income taxes. When we pay the proceeds after the insured's attained insurance age 100 and the amount received plus any indebtedness exceeds your investment in the policy, the IRS may tax the excess as ordinary income.

The IRS may tax part or all of any pre-death proceeds that you receive through full surrender or maturity, lapse, partial surrender, policy loan or assignment of policy value or payment options as ordinary income. (See the following table.) In some cases, the tax liability depends on whether the policy is a modified endowment (explained following the table). The taxable amount also may be subject to an additional 10% penalty tax if the policy is a modified endowment.

SOURCE OF PROCEEDS                         TAXABLE PORTION OF PRE-DEATH PROCEEDS
--------------------------------------------------------------------------------

FULL SURRENDER:                             Amount you receive plus any
                                            indebtedness, minus your investment
                                            in the policy.*

LAPSE:                                      Any outstanding indebtedness minus
                                            your investment in the policy.*


PARTIAL SURRENDERS (MODIFIED                Lesser of: the amount you receive
ENDOWMENTS):                                or policy value minus your
                                            investment in the policy.*


POLICY LOANS AND ASSIGNMENTS                Lesser of: the amount of the
(MODIFIED ENDOWMENTS):                      loan/assignment or policy value
                                            minus your investment in the
                                            policy.*

PARTIAL SURRENDERS (OTHER
POLICIES):                                  Generally, if the amount you
                                            receive is greater than your
                                            investment in the policy,* the
                                            amount in excess of your investmen
                                            is taxable. However, during the
                                            first 15 policy years, a different
                                            amount may be taxable if the
                                            partial surrender results in or is
                                            caused by a reduction in benefits.

POLICY LOANS AND ASSIGNMENTS (OTHER
POLICIES):                                  None


PAYMENT OPTIONS:                            If we pay the proceeds of the
                                            policy under one of the payment
                                            options, see the "Payment option"
                                            under "Payment of Policy proceeds"
                                            section for tax information.
--------------------------------------------------------------------------------

* The owner's investment is equal to premiums paid, minus the nontaxable portion of any previous partial surrenders, plus the taxable portion of any previous policy loans.


--------------------------------------------------------------------------------
36  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

MODIFIED ENDOWMENT CONTRACTS

In 1988, Congress created a new class of life insurance policies called "Modified Endowment Contracts." The IRS taxes these policies differently from conventional life insurance contracts.

Your policy is a modified endowment contract if:

-    you apply for it or materially change it on or after June 21, 1988 and

- the premiums you pay in the first seven years of the policy, or the first seven years following a material change, exceed certain limits.

Also, any life insurance policy you receive in exchange for a modified endowment is itself a modified endowment.

We have procedures for monitoring whether your policy may become a modified endowment contract. We calculate modified endowment limits when we issue the policy. We base these limits on the benefits we provide under the policy and on the risk classification of the insured. We recalculate these limits later if certain increases or reductions in benefits occur.

INCREASES IN BENEFITS: We recalculate limits when an increase is a "material change." Almost any increase you request, such as an increase in specified amount, the addition of a rider benefit or an increase in an existing rider benefit, is a material change. An automatic increase under the terms of your policy, such as an increase in death benefit due to operation of the applicable percentage table described in the "Proceeds payable upon death" section or an increase in policy value growth under Option 2, generally is not a material change. A policy becomes a modified endowment if premiums you pay in the early years following a material change exceed the recalculated limits.

REDUCTIONS IN BENEFITS: When you reduce benefits within seven years after we issue the policy or after the most recent material change, we recalculate the limits as if the reduced level of benefits had always been in effect. In most cases, this recalculation will further restrict the amount of premiums that you can pay without exceeding modified endowment limits. If the premiums you have already paid exceed the recalculated limits, the policy becomes a modified endowment even if you do not pay any further premiums.

DISTRIBUTIONS AFFECTED: Modified endowment rules apply to distributions in the year the policy becomes a modified endowment and in all subsequent years. In addition, the rules apply to distributions taken two years before the policy becomes a modified endowment because the IRS presumes that you took a distribution in anticipation of that event.

SERIAL PURCHASE OF MODIFIED ENDOWMENTS: The IRS treats all modified endowments issued by the same insurer (or possibly affiliated companies of the insurer) to the same owner during any calendar year as one policy for purposes of determining the amount of any loan or distribution that is taxable.

PENALTY TAX: If a policy is a modified endowment, the taxable portion of pre-death proceeds from a full surrender, maturity, lapse, partial surrender, policy loan or assignment of policy value or certain payment options may be subject to a 10% penalty tax unless:

-    the distribution occurs after the owner attains age 59 1/2;

- the distribution is attributable to the owner becoming disabled (within the meaning of Code Section 72(m)(7); or

- the distribution is part of a series of substantially equal periodic payments made at least once a year over the life (or life expectancy) of the owner or over the joint lives (or life expectancies) of the owner and the owner's beneficiary.

OTHER TAX CONSIDERATIONS

INTEREST PAID ON POLICY LOANS: If you use a policy loan for personal purposes, interest paid on the loan is not tax-deductible. Other rules apply if you use the loan for trade or business or investment purposes or if a business or corporation owns the policy from which the loan is taken.

POLICY CHANGES: Changing ownership, exchanging or assigning the policy may have tax consequences, depending on the circumstances.

OTHER TAXES: Federal estate tax, state and local estate tax, inheritance tax, gift tax and other tax consequences of ownership or receipt of policy proceeds also will depend on the circumstances.

TAX-DEFERRED RETIREMENT PLANS: The policy may be used in conjunction with certain retirement plans that are already tax-deferred under the Code. The policy will not provide any necessary or additional tax deferral if it is used to fund a retirement plan that is tax-deferred. Since the rules governing such use are complex, a purchaser should consult a competent pension consultant.

On July 6, 1983, the Supreme Court held in ARIZONA GOVERNING COMMITTEE V. NORRIS that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. Since the policy's cost of insurance rates and purchase rates for certain settlement options distinguish between men and women, employers and employee organizations should consult with legal counsel before purchasing the policy for any employment-related insurance or benefit program.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 37

AMERICAN ENTERPRISE LIFE

American Enterprise Life is a stock life insurance company organized under the laws of the State of Indiana in 1981. Its administrative offices are located at 829 AXP Financial Center, Minneapolis, MN 55474. Its statutory address is 100 Capitol Center South, 201 North Illinois Street, Indianapolis, IN 46204. American Enterprise Life conducts a conventional life insurance business. American Enterprise Life issues the life insurance policies.

OWNERSHIP

American Enterprise Life is a wholly owned subsidiary of IDS Life Insurance Company (IDS Life), which is a wholly-owned subsidiary of American Express Financial Corporation (AEFC). AEFC, a Delaware corporation, is a wholly owned subsidiary of American Express Company.

The AEFC family of companies offers not only insurance and annuities, but also mutual funds, investment certificates and a broad range of financial management services.

Besides managing investments for all funds in the American Express -Registered Trademark- Funds, AEFC also manages investments for itself and its subsidiaries, IDS Certificate Company and IDS Life Insurance Company. Total assets under management as of the most recent fiscal year were more than $239 billion.

STATE REGULATION

American Enterprise Life is subject to the laws of Indiana governing insurance companies and to regulation by the Indiana Department of Insurance. In addition, American Enterprise Life is subject to regulation under the insurance laws of other jurisdictions in which it operates. American Enterprise Life files an annual statement in a prescribed form with Indiana's Department of Insurance and in each state in which American Enterprise Life does business. American Enterprise Life's books and accounts are subject to review by the Indiana Department of Insurance at all times and a full examination of its operations is conducted periodically. Such regulation does not, however, involve any supervision of management or investment practices or policies.

DISTRIBUTION OF THE POLICY

American Express Financial Advisors Inc. (AEFA), a registered broker/dealer, serves as the principal underwriter for the life insurance policy. AEFA is a wholly owned subsidiary of AEFC, which is a wholly owned subsidiary of American Express Company.

Broker-dealers who have entered into distribution agreements with AEFA and American Enterprise Life will distribute the life insurance policies.

American Enterprise Life will pay commissions for sales of policies to insurance agencies or broker-dealers that are also insurance agencies. These commissions will be up to 95% of the initial target premium (annualized), plus up to 2% of all premiums in excess of the target premium. Each year, starting in year two, American Enterprise Life pays a service fee of .25% of the policy value, net of indebtedness. In addition, American Enterprise Life may pay certain sellers additional compensation for selling and distribution activities under certain circumstances. From time to time, American Enterprise Life will pay or permit other promotional incentives, in cash or credit or other compensation.

LEGAL PROCEEDINGS

A number of lawsuits have been filed against life and health insurers in jurisdictions in which American Enterprise Life and its affiliates do business involving insurers' sales practices, alleged agent misconduct, failure to properly supervise agents and other matters. IDS Life is a defendant in three class action lawsuits of this nature. American Enterprise Life is a named defendant in one of the suits, RICHARD W. AND ELIZABETH J. THORESEN V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK, which was commenced in Minnesota state court on October 13, 1998. The action was brought by individuals who purchased an annuity in a qualified plan. They allege that the sale of annuities in tax-deferred contributory retirement investment plans (e.g., IRAs) is never appropriate. The plaintiffs purport to represent a class consisting of all persons who made similar purchases. The plaintiffs seek damages in an unspecified amount, including restitution of allegedly lost investment earnings and restoration of contract values.

In January 2000, AEFC reached an agreement in principle to settle the three class-action lawsuits described above. It is expected the settlement will provide $215 million of benefits to more than two million participants and for release by class members of all insurance and annuity market conduct claims dating back to 1985.

In August, 2000 an action entitled LESA BENACQUISTO, DANIEL BENACQUISTO, RICHARD THORESEN, ELIZABETH THORESEN, ARNOLD MORK, ISABELLA MORK, RONALD MELCHERT AND SUSAN MELCHERT V. AMERICAN EXPRESS FINANCIAL CORPORATION, AMERICAN EXPRESS FINANCIAL ADVISORS, AMERICAN CENTURION LIFE ASSURANCE COMPANY, AMERICAN ENTERPRISE LIFE INSURANCE COMPANY, AMERICAN PARTNERS LIFE INSURANCE COMPANY, IDS LIFE INSURANCE COMPANY AND IDS LIFE INSURANCE COMPANY OF NEW YORK was commenced in the United States District Court for the District of Minnesota. The complaint put at issue various alleged sales practices and misrepresentations and allegations of violations of federal laws.


--------------------------------------------------------------------------------
38  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

In September, 2000 the plaintiffs filed a consolidated complaint in State Court alleging the same claims as the previous actions.

On October 2, 2000 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota entered an order conditionally certifying a class for settlement purposes, preliminarily approving the class settlement, directing the issuance of a class notice to the class and scheduling a hearing to determine the fairness of settlement for March, 2001.

On March 6, 2001 the District Court, Fourth Judicial District for the State of Minnesota, County of Hennepin and the United States District Court for the District of Minnesota heard oral arguments on plaintiffs' motions for final approval of the class action settlement. Six motions to intervene were filed together with objections to the proposed settlement. We are awaiting a final order from the court.

EXPERTS

Ernst & Young LLP, independent auditors, have audited the financial statements of American Enterprise Life Insurance Company at Dec. 31, 2000 and 1999, and for each of the three years in the period ended Dec. 31, 2000, and the individual and combined financial statements of the segregated asset subaccounts of the American Enterprise Variable Life Account at Dec. 31, 2000 and for each of the periods indicated therein, as set forth in their reports. We've included our financial statements in the prospectus in reliance of Ernst & Young LLP's reports, given on their authority as experts in accounting and auditing.

Actuarial matters included in the prospectus have been examined by Mark Gorham, F.S.A., M.A.A.A., Vice President, Insurance Product Development, as stated in his opinion filed as an exhibit to the Registration Statement.

MANAGEMENT OF AMERICAN ENTERPRISE LIFE

DIRECTORS

GUMER C. ALVERO

Director, Chairman of the Board and Executive Vice President - Annuities since January 2001; Vice President - Variable Annuities, AEFC, since April 1998; Executive Assistant to President/CEO, AEFC, from April 1996 to April 1998.

CAROL A. HOLTON

Director, President and Chief Executive Officer since January 2001; Vice President - Third Party Distribution, AEFC, since April 1998; Director,
Distributor Services, AEFC, from September 1997 to April 1998; Director, Business Systems and Operations, F&G Life, from July 1996 to August 1997.

PAUL S. MANNWEILER*

Director since 1986.  Partner at Locke Reynolds Boyd & Weisell since 1980.

TERESA J. RASMUSSEN

Director, Vice President, General Counsel and Secretary since December 2000; Vice President and Assistant General Counsel, AEFC, since August 2000; Senior Counsel, Assistant Vice President, AEFC, from October 1995 to August 2000.

OFFICERS OTHER THAN DIRECTORS

PHILIP C. WENTZEL

Vice President and Controller since 1998; Director of Financial Reporting and Analyses, AEFC, from 1992 to 1997.

DAVID L. YOWAN

Vice President and Treasurer since March 2001; Senior Vice President and Assistant Treasurer of American Express Company since January 1999; Vice President and Corporate Treasurer, AEFC, since April 2001; Senior Portfolio and Risk Management Officer for the North American Consumer Bank of Citigroup from August 1987 to January 1999.

The address for all of the directors and principal officers is: 829 AXP Financial Center, Minneapolis, MN 55474 (except for Paul S. Mannweiler).

* Mr. Mannweiler is an independent director whose address is: 201 No. Illinois Street, Indianapolis, IN 46204.

The officers, employees and sales force of American Enterprise Life Insurance Company are bonded, in the amount of $100 million, by virtue of a blanket fidelity bond issued to American Express Company by Saint Paul Fire and Marine, the lead underwriter.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 39

OTHER INFORMATION

The variable account has filed a registration statement with the SEC. For further information concerning the policy, the variable account and American Enterprise Life, please refer to the registration statement. You can find the registration statement on the SEC's Web site at (http://www.sec.gov).

SUBSTITUTION OF INVESTMENTS

We may change the funds from which the subaccounts buy shares if:

-    the existing funds become unavailable, or

- in the judgment of American Enterprise Life, the funds are no longer suitable for the subaccounts.

If these situations occur, we have the right to substitute the funds held in the subaccounts for other registered, open-end management investment companies as long as we believe it would be in the best interest of persons having voting rights under the policies.

In the event of any such substitution or change, American Enterprise Life may, without the consent or approval of owners, amend the policy and take whatever action is necessary and appropriate. However, we will not make any substitution or change without any necessary approval of the SEC or state insurance departments. American Enterprise Life will notify owners within five days of any substitution or change.

VOTING RIGHTS

As a policy owner with investments in any subaccount, you may vote on important fund matters. Each share of a fund has one vote.

American Enterprise Life is the owner of all fund shares and therefore holds all voting rights. However, American Enterprise Life will vote the shares of each fund according to instructions we receive from owners. If we do not receive timely instructions from you, we will vote your shares in the same proportion as the shares for which we do receive instructions. American Enterprise Life also will vote fund shares that are not otherwise attributable to owners in the same proportion as those shares in that subaccount for which we receive instructions.

We determine the number of fund shares in each subaccount for which you may give instructions by applying your percentage interest in the subaccount to the total number of votes attributable to the subaccount. We will determine that number as of a date we choose that is 60 days or less before the meeting of the fund. We will send you notice of each shareholder meeting, together with any proxy solicitation materials and a statement of the number of votes for which you are entitled to give instructions.

Under certain conditions, American Enterprise Life may disregard voting instructions that would change the goals of one or more of the funds or would result in approval or disapproval of an investment advisory contract. If American Enterprise Life does disregard voting instructions, we will advise you of that action and the reasons for it in our next report to owners.

REPORTS

At least once a year American Enterprise Life will mail to you, at your last known address of record, a report containing all information required by law or regulation, including a statement showing the current policy value.


--------------------------------------------------------------------------------
40  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

POLICY ILLUSTRATIONS

The following tables illustrate how policy values, cash surrender values and death benefits may change with the investment experience of the subaccount. The tables show how these amounts might vary, for a 35-year-old male nonsmoker, under Death Benefit Option 1, if:

-    the annual rate of return of the fund is 0%, 6% or 12%.

- the cost of insurance rates and policy fees are current rates or guaranteed rates and fees.

This type of illustration involves a number of detailed assumptions. (See chart, "Understanding the illustrations.") To the extent that your own circumstances differ from those assumed in the illustrations, your expected results also would differ.

Upon request, we will furnish you with comparable tables illustrating death benefits, policy values and cash surrender values based on the actual age of the person you propose to insure and on an initial specified amount and premium payment schedule. In addition, after you have purchased a policy, you may request illustrations based on policy values at the time of request.

UNDERSTANDING THE ILLUSTRATIONS

RATES OF RETURN: assumes uniform, gross, after-tax, annual rates of 0%, 6% or 12% for the fund. Results would differ depending on allocations among the subaccounts, if returns averaged 0%, 6% and 12% for the fund as a whole but differed across portfolios.

INSURED: assumes a male insurance age 35, in a standard risk classification, qualifying for the nonsmoker rate. Results would be lower if the insured were in a substandard risk classification or did not qualify for the non-smoker rate.

PREMIUMS: assumes a $900 premium is paid in full at the beginning of each policy year. Results would differ if premiums were paid on a different schedule.

POLICY LOANS AND PARTIAL WITHDRAWALS: assumes that none have been made. (Since we assume indebtedness is zero, the cash surrender value in all cases equals the policy value minus the surrender charge.)

EFFECT OF EXPENSES, CHARGES, AND CREDITS

The death benefit, policy value and cash surrender value reflect the following charges:

-    Premium expense charge: 3% of each premium payment.

- Cost of insurance charge and surrender charge for the sex, age and rate classification for the assumed insured.

-    Administrative charge: $7 per month

- Policy value credit: 0.45% for years 11+ on the end of the year asset value.

- The expenses paid by the fund and charges made against the subaccounts as described below:

The net investment return of the subaccounts, shown in the tables, is lower than the gross, after-tax return of the fund or trust because we deducted the expenses paid by the fund and charges made against the subaccounts. These include:

- the daily investment management fee paid by the fund, assumed to be equivalent to an annual rate of 0.74% of the fund's average daily net assets; the assumed investment management fee is approximately equal to a simple average of the investment management fees, based on assets of the subaccounts, of the funds available under the policy. The actual charges you incur will depend on how you choose to allocate policy value. See Fund expenses in the "Loads, Fees and Charges" section of this prospectus for additional information;

- the daily mortality and expense risk charge, equivalent to 0.9% of the daily net asset value of the subaccounts annually.

- the 12b-1 fee, assumed to be equivalent to an annual rate of 0.11% of the fund's average daily net assets.

- a nonadvisory expense charge (assumed to be equivalent to an annual rate of 0.19% of each fund's average daily net assets for direct expenses incurred by the fund. The actual charges you incur will depend on how you choose to allocate policy value. See "Fund Expenses" in the "Loads, Fees, and Charges," section of this prospectus for additional information.

After deduction of the expenses and charges described above, the illustrated gross annual investment rates of return correspond to the following approximate net annual rates of return:

        GROSS ANNUAL INVESTMENT                 NET ANNUAL RATE OF RETURN FOR
            RATE OF RETURN                  GUARANTEED AND CURRENT ILLUSTRATIONS

                   0%                                       (1.94%)

                   6                                         4.06%

                  12                                        10.06%

TAXES: Results shown in the tables reflect the fact that American Enterprise Life does not currently charge the subaccounts for federal income tax. If we take such a charge in the future, the portfolios will have to earn more than they do now in order to produce the death benefits and policy values illustrated.

At any time, upon written request by you, we will provide a projection of future death benefits and policy values. The projection will be based on assumptions as to specified amount(s), type of coverage option and future premium payments as are necessary and specified by us and/or you.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 41


ILLUSTRATION
------------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                           MALE AGE 35                                     CURRENT COSTS ASSUMED
DEATH BENEFIT OPTION 1                                      NONSMOKER                                         ANNUAL PREMIUM $900
------------------------------------------------------------------------------------------------------------------------------------
          PREMIUM         DEATH BENEFIT(1)(2)                   POLICY VALUE(1)(2)                CASH SURRENDER VALUE(1)(2)
        ACCUMULATED   ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS           ASSUMING HYPOTHETICAL GROSS
END OF  WITH ANNUAL   ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF           ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST
YEAR       AT 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
------------------------------------------------------------------------------------------------------------------------------------
   1  $     945    $100,000   $100,000   $100,000          $  608   $    653 $      697         $   --   $     --  $      --

   2      1,937     100,000    100,000    100,000           1,206      1,333      1,466             85        212        345

   3      2,979     100,000    100,000    100,000           1,782      2,031      2,301            741        990      1,260

   4      4,073     100,000    100,000    100,000           2,335      2,746      3,210          1,375      1,785      2,249

   5      5,222     100,000    100,000    100,000           2,874      3,485      4,206          1,993      2,604      3,325



   6      6,428     100,000    100,000    100,000           3,394      4,248      5,295          2,593      3,447      4,494

   7      7,694     100,000    100,000    100,000           3,900      5,037      6,490          3,179      4,316      5,770

   8      9,024     100,000    100,000    100,000           4,385      5,848      7,797          3,745      5,208      7,157

   9     10,420     100,000    100,000    100,000           4,854      6,686      9,230          4,294      6,125      8,670

  10     11,886     100,000    100,000    100,000           5,295      7,540     10,791          4,815      7,059     10,311



  11     13,425     100,000    100,000    100,000           5,744      8,458     12,559          5,343      8,057     12,158

  12     15,042     100,000    100,000    100,000           6,162      9,394     14,493          5,841      9,074     14,173

  13     16,739     100,000    100,000    100,000           6,547     10,349     16,612          6,306     10,108     16,372

  14     18,521     100,000    100,000    100,000           6,913     11,336     18,949          6,753     11,176     18,789

  15     20,392     100,000    100,000    100,000           7,237     12,333     21,506          7,157     12,253     21,426



  16     22,356     100,000    100,000    100,000           7,527     13,351     24,317          7,527     13,351     24,317

  17     24,419     100,000    100,000    100,000           7,775     14,382     27,405          7,775     14,382     27,405

  18     26,585     100,000    100,000    100,000           7,980     15,426     30,801          7,980     15,426     30,801

  19     28,859     100,000    100,000    100,000           8,145     16,486     34,544          8,145     16,486     34,544

  20     31,247     100,000    100,000    100,000           8,257     17,552     38,667          8,257     17,552     38,667



Age 60   45,102     100,000    100,000    100,000           7,927     22,930     66,817          7,927     22,930     66,817

Age 65   62,785     100,000    100,000    138,857           5,488     27,961    113,817          5,488     27,961    113,817
------------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
42  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-


ILLUSTRATION
-----------------------------------------------------------------------------------------------------------------------------------
INITIAL SPECIFIED AMOUNT $100,000                             MALE AGE 35                                GUARANTEED COSTS ASSUMED
DEATH BENEFIT OPTION 1                                        NONSMOKER                                       ANNUAL PREMIUM $900
-----------------------------------------------------------------------------------------------------------------------------------
          PREMIUM          DEATH BENEFIT(1)(2)                    POLICY VALUE(1)(2)              CASH SURRENDER VALUE(1)(2)
        ACCUMULATED    ASSUMING HYPOTHETICAL GROSS            ASSUMING HYPOTHETICAL GROSS         ASSUMING HYPOTHETICAL GROSS
END OF  WITH ANNUAL    ANNUAL INVESTMENT RETURN OF            ANNUAL INVESTMENT RETURN OF         ANNUAL INVESTMENT RETURN OF
POLICY   INTEREST
YEAR       AT 5%        0%         6%         12%             0%         6%         12%             0%         6%         12%
-----------------------------------------------------------------------------------------------------------------------------------

   1  $     945    $100,000   $100,000   $100,000         $   606    $   650    $   694         $   --    $    --   $     --

   2      1,937     100,000    100,000    100,000           1,192      1,318      1,450             71        197        329

   3      2,979     100,000    100,000    100,000           1,756      2,003      2,271            715        962      1,230

   4      4,073     100,000    100,000    100,000           2,296      2,702      3,162          1,335      1,741      2,201

   5      5,222     100,000    100,000    100,000           2,814      3,419      4,131          1,934      2,538      3,251



   6      6,428     100,000    100,000    100,000           3,307      4,149      5,183          2,507      3,348      4,382

   7      7,694     100,000    100,000    100,000           3,775      4,893      6,325          3,054      4,173      5,605

   8      9,024     100,000    100,000    100,000           4,217      5,652      7,569          3,577      5,012      6,928

   9     10,420     100,000    100,000    100,000           4,632      6,425      8,920          4,072      5,864      8,360

  10     11,886     100,000    100,000    100,000           5,019      7,208     10,390          4,538      6,727      9,909



  11     13,425     100,000    100,000    100,000           5,373      8,000     11,987          4,973      7,599     11,587

  12     15,042     100,000    100,000    100,000           5,697      8,802     13,726          5,377      8,482     13,406

  13     16,739     100,000    100,000    100,000           5,988      9,612     15,621          5,748      9,372     15,381

  14     18,521     100,000    100,000    100,000           6,244     10,428     17,686          6,084     10,268     17,526

  15     20,392     100,000    100,000    100,000           6,463     11,249     19,938          6,383     11,169     19,858



  16     22,356     100,000    100,000    100,000           6,640     12,069     22,393          6,640     12,069     22,393

  17     24,419     100,000    100,000    100,000           6,771     12,884     25,071          6,771     12,884     25,071

  18     26,585     100,000    100,000    100,000           6,850     13,690     27,994          6,850     13,690     27,994

  19     28,859     100,000    100,000    100,000           6,871     14,478     31,184          6,871     14,478     31,184

  20     31,247     100,000    100,000    100,000           6,828     15,245     34,670          6,828     15,245     34,670



age 60   45,102     100,000    100,000    100,000           5,432     18,505     57,874          5,432     18,505     57,874

age 65   62,785     100,000    100,000    117,083           1,050     19,767     95,969          1,050     19,767     95,969
-----------------------------------------------------------------------------------------------------------------------------------

(1) Assumes no policy loans or partial withdrawals have been made.

(2) Assumes a $900 premium is paid at the beginning of each policy year. Values will be different if premiums are paid in different amounts or with a different frequency.

THE ABOVE HYPOTHETICAL INVESTMENT RESULTS ARE ILLUSTRATIVE ONLY AND YOU SHOULD NOT CONSIDER THEM TO BE A REPRESENTATION OF PAST OR FUTURE INVESTMENT RESULTS. ACTUAL INVESTMENT RESULTS MAY BE MORE OR LESS THAN THOSE SHOWN. THE DEATH BENEFIT, POLICY VALUE AND CASH SURRENDER VALUE WOULD BE DIFFERENT FROM THOSE SHOWN IF RETURNS AVERAGED 0%, 6% AND 12% OVER A PERIOD OF YEARS, BUT FLUCTUATED ABOVE AND BELOW THOSE AVERAGES FOR INDIVIDUAL POLICY YEARS. WE CANNOT REPRESENT THAT THESE HYPOTHETICAL RATES OF RETURN CAN BE ACHIEVED FOR ANY ONE YEAR OR SUSTAINED OVER ANY PERIOD OF TIME.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 43

KEY TERMS

THESE TERMS CAN HELP YOU UNDERSTAND DETAILS ABOUT YOUR POLICY.

ACCUMULATION UNIT: An accounting unit used to calculate the policy value of the subaccounts prior to the insured's death.

ATTAINED INSURANCE AGE: The insured's insurance age plus the number of policy anniversaries since the policy date. Attained insurance age changes only on a policy anniversary.

CASH SURRENDER VALUE: Proceeds received if you surrender the policy in full, or the amount payable if the insured's death occurs on or after the insured has attained insurance age 100. The cash surrender value equals the policy value minus indebtedness and any applicable surrender charges.

CLOSE OF BUSINESS: Closing time of the New York Stock Exchange, normally 3 p.m., Central time.

CODE: The Internal Revenue Code of 1986, as amended.

FIXED ACCOUNT: The general investment account of American Enterprise Life. The fixed account is made up of all of American Enterprise Life's assets other than those held in any separate account.

FIXED ACCOUNT VALUE: The portion of the policy value that you allocate to the fixed account, including indebtedness.

FUNDS: Mutual funds or portfolios, each with a different investment objective. (See "The Funds.") Each of the subaccounts of the variable account invests in a specific one of these funds.

AMERICAN ENTERPRISE LIFE: In this prospectus, "we," "us," "our" and "American Enterprise Life" refer to American Enterprise Life Insurance Company.

INDEBTEDNESS: All existing loans on the policy plus interest that has either been accrued or added to the policy loan.

INSURANCE AGE: The insured's age, based upon his or her last birthday on the policy date.

INSURED: The person whose life is insured by the policy.

MINIMUM MONTHLY PREMIUM: The premium required to keep the NLG in effect. We show the minimum monthly premium in your policy.

MONTHLY DATE: The same day each month as the policy date. If there is no monthly date in a calendar month, the monthly date is the first day of the next calendar month.

NET AMOUNT AT RISK: A portion of the death benefit, equal to the total current death benefit minus the policy value. This is the amount to which we apply cost of insurance rates in determining the monthly cost of insurance.

NET PREMIUM: The premium paid minus the premium expense charge.

NO LAPSE GUARANTEE (NLG): A feature of the policy guaranteeing that the policy will not lapse before the five policy years. The guarantee is in effect if you meet certain premium payment requirements.

OWNER: The entity(ies) to which, or individual(s) to whom, we issue the policy or to whom you subsequently transfer ownership. In the prospectus "you" and "your" refer to the owner.

POLICY ANNIVERSARY: The same day and month as the policy date each year the policy remains in force.

POLICY DATE: The date we issue the policy and from which we determine policy anniversaries, policy years and policy months.

POLICY VALUE: The sum of the fixed account value plus the variable account value.

PROCEEDS: The amount payable under the policy as follows:

- Upon death of the insured prior to the date the insured has attained insurance age 100, proceeds will be the death benefit in effect as of the date of the insured has death, minus any indebtedness.

- Upon the death of the insured on or after the insured has attained insurance age 100, proceeds will be the cash surrender value.

-    On surrender of the policy, the proceeds will be the cash surrender value.

PRO RATA BASIS: Allocation to the fixed account and each of the subaccounts. It is proportionate to the value (minus any indebtedness in the fixed account) that each bears to the policy value, minus indebtedness.

RISK CLASSIFICATION: A group of insureds that American Enterprise Life expects will have similar mortality experience.

SCHEDULED PREMIUM: A premium you select at the time of application, of a level amount, at a fixed interval of time.

SPECIFIED AMOUNT: An amount we use to determine the death benefit and the proceeds payable upon death of the insured prior to the insured's attained insurance age 100. We show the initial specified amount in your policy.

SUBACCOUNT(S): One or more of the investment divisions of the variable account, each of which invests in a particular fund.


--------------------------------------------------------------------------------
44  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

SURRENDER CHARGE: A charge we assess against the policy value at the time of surrender, or if the policy lapses, during the first 15 years of the policy and for 15 years after an increase in coverage.

VALUATION DATE: A normal business day, Monday through Friday, on which the New York Stock Exchange is open. We set the value of each subaccount at the close of business on each valuation date.

VALUATION PERIOD: The interval commencing at the close of business on each valuation date and ending at the close of business on the next valuation date.

VARIABLE ACCOUNT: American Enterprise Variable Life Account consisting of subaccounts, each of which invests in a particular fund. The policy value in each subaccount depends on the performance of the particular fund.

VARIABLE ACCOUNT value: The sum of the values that you allocate to the subaccounts of the variable account.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 45

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

ANNUAL FINANCIAL INFORMATION

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY
We have audited the individual and combined statements of net assets of the segregated asset subaccounts of American Enterprise Variable Life Account (comprised of subaccounts VPBCA, VPBND, VPCPR, VPCMG, VPDEI, VPEXI, VPFIF, VPGRO, VPMGD, VPNDM, VPSCA, VACAP, VACDV, VAVAL, VAPGR, VATEC, VAUGH, VBCAS, VWTEG, VFGRI, VFMDC, VFOVS, VFRES, VFMSS, VFISC, VGCPG, VGCUS, VGGLI, VGINE, VJUDE, VLREQ, VLRIE, VMNDS, VMRES, VMUTS, VPGRI, VPIGR, VPINO, VRMCC, VRPRM, VWISC and VWUSC) as of December 31, 2000, and the related statements of operations and the statements of changes in net assets for the periods indicated therein. These financial statements are the responsibility of the management of American Enterprise Life Insurance Company. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at December 31, 2000 with the affiliated and unaffiliated mutual fund managers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the individual and combined financial position of the segregated asset subaccounts of American Enterprise Variable Life Account at December 31, 2000, and the individual and combined results of their operations and the changes in their net assets for the periods indicated therein, in conformity with accounting principles generally accepted in the United States.



Ernst & Young LLP

Minneapolis, Minnesota

March 23, 2001


--------------------------------------------------------------------------------
46  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                               -------------------------------------
DECEMBER 31, 2000                                                              VPBCA         VPBND          VPCPR
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $80           $82           $193
                                                                               -------------------------------------
   at market value                                                              $72           $83           $153
Dividends receivable                                                             --             1             --
Receivable from mutual funds and portfolios for share redemptions                --            --             --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     72            84            153
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --             --
Payable to mutual funds and portfolios for investments purchased                 --            --             --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --             --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $  72           $84           $153
====================================================================================================================
Accumulation units outstanding                                                   79            84            183
====================================================================================================================
Net asset value per accumulation unit                                         $0.91         $1.00          $0.84
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000                                                              VPCMG          VPDEI         VPEXI
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $82           $82           $468
                                                                               -------------------------------------
   at market value                                                              $82           $81           $458
Dividends receivable                                                             --            --              3
Receivable from mutual funds and portfolios for share redemptions                --            --             --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     82            81            461
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --             --
Payable to mutual funds and portfolios for investments purchased                 --            --             --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --             --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $  82           $81           $461
====================================================================================================================
Accumulation units outstanding                                                   82            81            548
====================================================================================================================
Net asset value per accumulation unit                                         $1.00         $1.00          $0.84
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000                                                              VPFIF          VPGRO         VPMGD
ASSETS

Investments in shares of mutual funds and portfolios:

   at cost                                                                      $183          $81           $87
                                                                               -------------------------------------
   at market value                                                              $185          $62           $77
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     185           62            77
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --            --
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $185          $62           $77
====================================================================================================================
Accumulation units outstanding                                                   179           76            79
====================================================================================================================
Net asset value per accumulation unit                                          $1.03        $0.82         $0.97
====================================================================================================================

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                               ----------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VPNDM         VPSCA         VACAP
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $85           $84           $225
                                                                               ----------------------------------
   at market value                                                              $72           $76           $200
Dividends receivable                                                             --            --             --
Receivable from mutual funds and portfolios for share redemptions                --            --             --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     72            76            200
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --             --
Payable to mutual funds and portfolios for investments purchased                 --            --             --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --             --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $  72           $76           $200
====================================================================================================================
Accumulation units outstanding                                                   78            71            219
====================================================================================================================
Net asset value per accumulation unit                                         $0.92         $1.07          $0.91
====================================================================================================================

                                                                               ----------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VACDV         VAVAL         VAPGR
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $80           $133          $79
                                                                               ----------------------------------
   at market value                                                              $76           $126          $69
Dividends receivable                                                             --             --           --
Receivable from mutual funds and portfolios for share redemptions                --             --           --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     76            126           69
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --             --           --
Payable to mutual funds and portfolios for investments purchased                 --             --           --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --             --           --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $76           $126          $69
====================================================================================================================
Accumulation units outstanding                                                   67            143           84
====================================================================================================================
Net asset value per accumulation unit                                         $1.13          $0.88        $0.82
====================================================================================================================

                                                                               ----------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VATEC         VAUGH         VBCAS
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $610          $182          $116
                                                                               ----------------------------------
   at market value                                                              $506          $186          $115
Dividends receivable                                                              --            --            --
Receivable from mutual funds and portfolios for share redemptions                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     506           186           115
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee            --            --            --
Payable to mutual funds and portfolios for investments purchased                  --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $506          $186          $115
====================================================================================================================
Accumulation units outstanding                                                   666           178           115
====================================================================================================================
Net asset value per accumulation unit                                          $0.76         $1.04         $1.00
====================================================================================================================
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 47

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------
STATEMENTS OF NET ASSETS

                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VWTEG         VFGRI         VFMOC

ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $80           $557          $2,612
                                                                               -------------------------------------
   at market value                                                              $69           $547          $2,713
Dividends receivable                                                             --             --               9
Receivable from mutual funds and portfolios for share redemptions                --             --               2
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     69            547           2,724
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --             --               2
Payable to mutual funds and portfolios for investments purchased                 --             --               9
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --             --              11
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $  69           $547          $2,713
====================================================================================================================
Accumulation units outstanding                                                   69            616           2,025
====================================================================================================================
Net asset value per accumulation unit                                         $1.00          $0.89          $ 1.34
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VFOVS         VFRES         VFMSS
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $81           $81           $81
                                                                               -------------------------------------
   at market value                                                              $74           $84           $86
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     74            84            86
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --            --
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $74           $84           $86
====================================================================================================================
Accumulation units outstanding                                                   99            75            80
====================================================================================================================
Net asset value per accumulation unit                                         $0.75         $1.12         $1.07
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VFISC         VGCPG         VGCUS
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $81           $85           $81
                                                                               -------------------------------------
   at market value                                                              $79           $73           $73
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     79            73            73
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --            --
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $79           $73           $73
====================================================================================================================
Accumulation units outstanding                                                   84            79            80
====================================================================================================================
Net asset value per accumulation unit                                         $0.94         $0.93         $0.92
====================================================================================================================


                                                                                  SEGREGATED ASSET SUBACCOUNTS
                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VGGLI         VGINE         VJUDE
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                     $199           $86           $80
                                                                               -------------------------------------
   at market value                                                             $186           $78           $74
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                    186            78            74
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --            --
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $ 186         $  78           $74
====================================================================================================================
Accumulation units outstanding                                                  171            89            84
====================================================================================================================
Net asset value per accumulation unit                                         $1.09         $0.88         $0.88
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VLREQ         VLRIE       VMNDS

ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $90           $83        $1,184
                                                                               -------------------------------------
   at market value                                                              $80           $82        $1,158
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --             1
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                     80            82         1,159
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --             1
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --             1
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period       $  80        $   82        $1,158
====================================================================================================================
Accumulation units outstanding                                                   81            90         1,178
====================================================================================================================
Net asset value per accumulation unit                                         $0.99        $ 0.91        $ 0.98
====================================================================================================================

                                                                               -------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VMRES         VMUTS         VPGRI

ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                     $708          $103          $153
                                                                               -------------------------------------
   at market value                                                             $680          $102          $158
Dividends receivable                                                             --            --            --
Receivable from mutual funds and portfolios for share redemptions                --            --            --
--------------------------------------------------------------------------------------------------------------------
Total assets                                                                    680           102           158
====================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee           --            --
Payable to mutual funds and portfolios for investments purchased                 --            --            --
--------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --            --            --
--------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period        $680          $102          $158
====================================================================================================================
Accumulation units outstanding                                                  745           104           163
====================================================================================================================
Net asset value per accumulation unit                                         $0.91         $0.98         $0.97
====================================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
48  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF NET ASSETS

                                                                                            SEGREGATED ASSET SUBACCOUNTS
                                                                                ----------------------------------------------------
DECEMBER 31, 2000 (CONTINUED)                                                   VPIGR         VPINO         VRMCC        VRPRM
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $489          $110          $121         $88
                                                                                ----------------------------------------------------
   at market value                                                              $499          $ 95          $119         $85
Dividends receivable                                                              --            --            --          --
Receivable from mutual funds and portfolios for share redemptions                 --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     499            95           119          85
====================================================================================================================================
LIABILITIES

Payable to American Enterprise Life for mortality and expense risk fee            --            --            --          --
Payable to mutual funds and portfolios for investments purchased                  --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                 --            --            --          --
------------------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period        $ 499          $ 95          $119         $85
====================================================================================================================================
Accumulation units outstanding                                                   597           156           101          65
====================================================================================================================================
Net asset value per accumulation unit                                          $0.84         $0.61         $1.18       $1.31
====================================================================================================================================

                                                                                ----------------------       COMBINED
DECEMBER 31, 2000 (CONTINUED)                                                   VWISC         VWUSC      VARIABLE ACCOUNT
ASSETS

Investments in shares of mutual funds and portfolios:
   at cost                                                                      $306          $ 81          $10,552
                                                                                ------------------------------------------
   at market value                                                              $282          $ 83          $10,238
Dividends receivable                                                             --           --                 13
Receivable from mutual funds and portfolios for share redemptions                --           --                  3
--------------------------------------------------------------------------------------------------------------------------
Total assets                                                                     282           83            10,254
==========================================================================================================================
Liabilities

Payable to American Enterprise Life for mortality and expense risk fee           --           --                  3
Payable to mutual funds and portfolios for investments purchased                 --           --                  9
--------------------------------------------------------------------------------------------------------------------------
Total liabilities                                                                --           --                 12
--------------------------------------------------------------------------------------------------------------------------
Net assets applicable to Variable Life contracts in accumulation period         $282          $ 83          $10,242
==========================================================================================================================
Accumulation units outstanding                                                   431           103
========================================================================================================
Net asset value per accumulation unit                                          $0.65         $0.81
========================================================================================================

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 49

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                    SEGREGATED ASSET SUBACCOUNTS(1)
                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                                  VPBCA         VPBND           VPCPR
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $--            $1              $  18
Mortality and expense risk fee                                                   --            --                  1
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --             1                 17
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                            2            --              1,008
   Cost of investments sold                                                       2            --              1,105
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --                (97)
Net change in unrealized appreciation or depreciation of investments             (8)            1                (40)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (8)            1               (137)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(8)           $2            $  (120)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                                  VPCMG         VPDEI         VPEXI
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $ 1           $--              $  13
Mortality and expense risk fee                                                   --            --                  1
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    1            --                 12
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --            --                671
   Cost of investments sold                                                      --            --                701
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --                (30)
Net change in unrealized appreciation or depreciation of investments             (1)          (10)                 2
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   --            (1)               (40)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 1          $ (1)             $ (28)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000                                                  VPFIF         VPGRO         VPMGD
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $ 1           $--           $ 5
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    1            --             5
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --            --            --
   Cost of investments sold                                                      --            --            --
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            --
Net change in unrealized appreciation or depreciation of investments            (19)          (10)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    2           (19)          (10)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 3          $(19)         $ (5)
====================================================================================================================
(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                 SEGREGATED ASSET SUBACCOUNTS(1)
                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VPNDM         VPSCA         VACAP
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $ 5           $ 2           $ 3
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    5             2             3
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                            2            --            20
   Cost of investments sold                                                       2            --            22
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            (2)
Net change in unrealized appreciation or depreciation of investments            (13)           (8)          (25)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (13)           (8)          (27)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(8)          $(6)         $(24)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VACDV         VAVAL         VAPGR
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $--           $ 3           $--
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --             3            --
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                            1            --             2
   Cost of investments sold                                                       1            --             2
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            --
Net change in unrealized appreciation or depreciation of investments             (4)           (7)          (10)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (4)           (7)          (10)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(4)          $(4)         $(10)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VATEC         VAUGH         VBCAS
INVESTMENT INCOME

Dividend income from mutual funds and portfolios                                $--           $--           $--
Mortality and expense risk fee                                                    1            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   (1)           --            --
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                          485            --            12
   Cost of investments sold                                                     502            --            12
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         (17)           --            --
Net change in unrealized appreciation or depreciation of investments           (104)            4            (1)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                 (121)            4            (1)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(122)           $4           $(1)
====================================================================================================================
(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
50  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF OPERATIONS

                                                                                  SEGREGATED ASSET SUBACCOUNTS(1)
                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VWTEG           VFGRI       VFMDC
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--          $ --          $  9
Mortality and expense risk fee                                                   --             2             3
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --            (2)            6
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                            1         1,039           363
   Cost of investments sold                                                       1         1,034           359
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --             5             4
Net change in unrealized appreciation or depreciation of investments            (11)          (10)          101
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (11)           (5)          105
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(11)         $ (7)         $111
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VFOVS         VFRES         VFMSS
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--           $--           $--
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --            --            --
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --            --            --
   Cost of investments sold                                                      --            --            --
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            --
Net change in unrealized appreciation or depreciation of investments             (7)            3             5
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (7)            3             5
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(7)           $3            $5
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VFISC         VGCPG         VGCUS
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--           $ 4           $ 1
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --             4             1
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on
sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --             1             2
   Cost of investments sold                                                      --             1             2
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            --
Net change in unrealized appreciation or depreciation of investments             (2)          (12)           (8)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                   (2)          (12)           (8)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(2)          $(8)          $(7)
====================================================================================================================
(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.

                                                                                  SEGREGATED ASSET SUBACCOUNTS(1)
                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VGGLI         VGINE         VJUDE
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $17           $ 5           $--
Mortality and expense risk fee                                                   --            --            --
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   17             5            --
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --            --             1
   Cost of investments sold                                                      --            --             1
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --            --
Net change in unrealized appreciation or depreciation of investments            (13)           (8)           (6)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (13)           (8)           (6)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 4           $(3)          $(6)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VLREQ         VLRIE         VMNDS
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $ 9           $ 1          $ --
Mortality and expense risk fee                                                   --            --             3
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                    9             1            (3)
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           --            --         1,975
   Cost of investments sold                                                      --            --         2,087
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          --            --          (112)
Net change in unrealized appreciation or depreciation of investments            (10)           (1)          (26)
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (10)           (1)         (138)
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $(1)          $--        $ (141)
====================================================================================================================

                                                                               -------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VMRES         VMUTS         VPGRI
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--           $--           $--
Mortality and expense risk fee                                                    2            --             1
--------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   (2)           --            (1)
====================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                        1,308            --           858
   Cost of investments sold                                                   1,387            --           830
--------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                         (79)           --            28
Net change in unrealized appreciation or depreciation of investments            (28)           (1)            5
--------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                 (107)           (1)           33
--------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations               $(109)          $(1)         $ 32
====================================================================================================================
(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                    PROSPECTUS -- MAY 1, 2001 51

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------
STATEMENTS OF OPERATIONS

                                                                                           SEGREGATED ASSET SUBACCOUNTS(1)
                                                                                ----------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VPIGR         VPINO         VRMCC        VRPRM
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--           $--           $ 2          $ 7
Mortality and expense risk fee                                                   --            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --            --             2            7
====================================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                          213            --            --           --
   Cost of investments sold                                                     217            --            --           --
------------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (4)           --            --           --
Net change in unrealized appreciation or depreciation of investments             10           (15)           (2)          (3)
------------------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                    6           (15)           (2)          (3)
------------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                 $ 6          $(15)          $--          $ 4
====================================================================================================================================

                                                                                -----------------------        COMBINED
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)                                      VWISC         VWUSC         VARIABLE ACCOUNT
INVESTMENT INCOME
Dividend income from mutual funds and portfolios                                $--           $--            $   107
Mortality and expense risk fee                                                   --            --                 14
-----------------------------------------------------------------------------------------------------------------------------
Investment income (loss)-- net                                                   --            --                 93
=============================================================================================================================
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS-- NET

Realized gain (loss) on sales of investments in mutual funds and portfolios:
   Proceeds from sales                                                           39            --              8,003
   Cost of investments sold                                                      42            --              8,310
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss) on investments                                          (3)           --               (307)
Net change in unrealized appreciation or depreciation of investments            (24)            2               (314)
-----------------------------------------------------------------------------------------------------------------------------
Net gain (loss) on investments                                                  (27)            2               (621)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations                $(27)           $2             $ (528)
=============================================================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000. See accompanying notes to financial statements.


--------------------------------------------------------------------------------
52  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                 SEGREGATED ASSET SUBACCOUNTS(1)
                                                 -----------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                   VPBCA       VPBND        VPCPR       VPCMG        VPDEI
OPERATIONS

Investment income (loss)-- net                      $--       $   1       $   17        $   1         $--
Net realized gain (loss) on investments              --          --          (97)          --          --
Net change in unrealized appreciation
   or depreciation of investments                    (8)          1          (40)          --          (1)
------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                         (8)          2         (120)           1          (1)
============================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                           80          82          283           81          82
Net transfers(2)                                     --          --           --           --          --
Policy charges                                       --          --          (10)          --          --
------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       80          82          273           81          82
------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --           --          --
------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 72        $ 84         $153         $ 82        $ 81
============================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --           --          --
Contract purchase payments                           79          84          189           82          81
Net transfers(2)                                     --          --           --           --          --
Policy charges                                       --          --           (6)          --          --
------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     79          84          183           82          81
============================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                       SEGREGATED ASSET SUBACCOUNTS(1)
                                                 ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000                   VPEXI        VPFIF       VPGRO        VPMGD
OPERATIONS

Investment income (loss)-- net                     $ 12        $   1         $--       $   5
Net realized gain (loss) on investments             (30)          --          --          --
Net change in unrealized appreciation
   or depreciation of investments                   (10)           2         (19)        (10)
--------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                        (28)           3         (19)         (5)
============================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                          231          196          81          82
Net transfers(2)                                    282           --          --          --
Policy charges                                      (24)         (14)         --          --
--------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      489          182          81          82
--------------------------------------------------------------------------------------------
Net assets at beginning of year                      --           --          --          --
--------------------------------------------------------------------------------------------
Net assets at end of year                          $461         $185        $ 62        $ 77
============================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --           --          --          --
Contract purchase payments                          243          193          76          79
Net transfers(2)                                    331           --          --          --
Policy charges                                      (26)         (14)         --          --
--------------------------------------------------------------------------------------------
Units outstanding at end of year                    548          179          76          79
============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subacounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                   PROSPECTUS - MAY 1, 2001   53

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                             SEGREGATED ASSET SUBACCOUNTS(1)
                                                 ---------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        VPNDM       VPSCA        VACAP       VACDV        VAVAL
OPERATIONS

Investment income (loss)-- net                    $   5       $   2        $   3          $--         $ 3
Net realized gain (loss) on investments              --          --           (2)          --          --
Net change in unrealized appreciation
   or depreciation of investments                   (13)         (8)         (25)          (4)         (7)
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                         (8)         (6)         (24)          (4)         (4)
==========================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                           80          82          268           80         137
Net transfers(2)                                     --          --           --           --          --
Policy charges                                       --          --          (44)          --          (7)
----------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       80          82          224           80         130
----------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --           --          --
----------------------------------------------------------------------------------------------------------
Net assets at end of year                          $ 72        $ 76         $200         $ 76        $126
==========================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --           --          --
Contract purchase payments                           78          71          262           67         151
Net transfers(2)                                     --          --           --           --          --
Policy charges                                       --          --          (43)          --          (8)
----------------------------------------------------------------------------------------------------------
Units outstanding at end of year                     78          71          219           67         143
==========================================================================================================
STATEMENTS OF CHANGES IN NET ASSETS

                                                         SEGREGATED ASSET SUBACCOUNTS(1)
                                                 ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        VAPGR        VATEC       VAUGH       VBCAS
OPERATIONS

Investment income (loss)-- net                      $--        $ (1)         $--         $--
Net realized gain (loss) on investments              --         (17)          --          --
Net change in unrealized appreciation
   or depreciation of investments                   (10)       (104)           4          (1)
----------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                        (10)       (122)           4          (1)
==============================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                           79         767          196         134
Net transfers(2)                                     --          --           --          --
Policy charges                                       --        (139)         (14)        (18)
----------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       79         628          182         116
----------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --          --
----------------------------------------------------------------------------------------------
Net assets at end of year                          $ 69       $ 506         $186        $115
==============================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --          --
Contract purchase payments                           84         826          192         133
Net transfers(2)                                     --          --           --          --
Policy charges                                       --        (160)         (14)        (18)
----------------------------------------------------------------------------------------------
Units outstanding at end of year                     84         666          178         115
==============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subacounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
54  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SEGREGATED ASSET SUBACCOUNTS(1)
                                                 --------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        VWTEG       VFGRI        VFMDC       VFOVS        VFRES
OPERATIONS

Investment income (loss)-- net                      $--       $ (2)    $      6          $--          $--
Net realized gain (loss) on investments             --           5            4          --           --
Net change in unrealized appreciation
   or depreciation of investments                  (11)         (10)        101           (7)          3
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       (11)          (7)        111           (7)          3
===============================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                          80         145        2,330          81           81
Net transfers(2)                                    --         427          571          --           --
Policy charges                                      --         (18)        (299)         --           --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      80         554        2,602          81           81
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                     --          --           --          --           --
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                         $ 69       $ 547       $2,713        $ 74         $ 84
===============================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year              --          --           --          --           --
Contract purchase payments                          69         166        1,821          99           75
Net transfers(2)                                    --         471          434          --           --
Policy charges                                      --         (21)        (230)         --           --
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    69         616        2,025          99           75
===============================================================================================================

                                                       SEGREGATED ASSET SUBACCOUNTS(1)
                                                 ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)        VFMSS        VFISC       VGCPG        VGCUS
OPERATIONS

Investment income (loss)-- net                      $--          $--        $  4       $   1
Net realized gain (loss) on investments              --           --          --          --
Net change in unrealized appreciation
   or depreciation of investments                     5           (2)        (12)         (8)
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          5           (2)         (8)         (7)
=============================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                           81           81          81          80
Net transfers(2)                                     --           --          --          --
Policy charges                                       --           --          --          --
---------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions       81           81          81          80
---------------------------------------------------------------------------------------------
Net assets at beginning of year                      --           --          --          --
---------------------------------------------------------------------------------------------
Net assets at end of year                          $ 86         $ 79        $ 73        $ 73
=============================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --           --          --          --
Contract purchase payments                           80           84          79          80
Net transfers(2)                                     --           --          --          --
Policy charges                                       --           --          --          --
---------------------------------------------------------------------------------------------
Units outstanding at end of year                     80           84          79          80
=============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subacounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


--------------------------------------------------------------------------------
                                                   PROSPECTUS - MAY 1, 2001   55

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                              SEGREGATED ASSET SUBACCOUNTS(1)
                                                 --------------------------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)         VGGLI       VGINE        VJUDE       VLREQ        VLRIE
OPERATIONS

Investment income (loss)-- net                    $  17        $  5          $--        $  9         $  1
Net realized gain (loss) on investments              --          --           --          --           --
Net change in unrealized appreciation
   or depreciation of investments                   (13)         (8)          (6)        (10)          (1)
---------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          4          (3)          (6)         (1)          --
===============================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                          196          81           80          81           82
Net transfers(2)                                     --          --           --          --           --
Policy charges                                      (14)         --           --          --           --
---------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      182          81           80          81           82
---------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --          --           --
---------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $186        $ 78         $ 74        $ 80         $ 82
===============================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --          --           --
Contract purchase payments                          184          89           84          81           90
Net transfers(2)                                     --          --           --          --           --
Policy charges                                      (13)         --           --          --           --
---------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    171          89           84          81           90
===============================================================================================================

                                                        SEGREGATED ASSET SUBACCOUNTS(1)
                                                 ---------------------------------------------
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)         VMNDS        VMRES       VMUTS        VPGRI
OPERATIONS

Investment income (loss)-- net                       (3)       $ (2)         $--   $      (1)
Net realized gain (loss) on investments            (112)        (79)          --          28
Net change in unrealized appreciation
   or depreciation of investments                   (26)        (28)          (1)          5
---------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                       (141)       (109)          (1)         32
=============================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                          838         252          106         128
Net transfers(2)                                    608         563           --          --
Policy charges                                     (147)        (26)          (3)         (2)
---------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions    1,299         789          103         126
---------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --          --
---------------------------------------------------------------------------------------------
Net assets at end of year                        $1,158      $  680         $102       $ 158
=============================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --          --
Contract purchase payments                          760         172          107         167
Net transfers(2)                                    576         598           --          --
Policy charges                                     (158)        (25)          (3)         (4)
---------------------------------------------------------------------------------------------
Units outstanding at end of year                  1,178         745          104         163
=============================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subacounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


-------------------------------------------------------------------------------
56  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
-------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS

                                                                   SEGREGATED ASSET SUBACCOUNTS(1)                        COMBINED
                                                 -------------------------------------------------------------------      VARIABLE
PERIOD ENDED DECEMBER 31, 2000 (CONTINUED)       VPIGR       VPINO        VRMCC       VRPRM        VWISC       VWUSC      ACCOUNT
OPERATIONS

Investment income (loss)-- net                      $--         $--          $ 2          $ 7         $--         $--         $ 93
Net realized gain (loss) on investments              (4)         --           --           --          (3)         --         (307)
Net change in unrealized appreciation
   or depreciation of investments                    10         (15)          (2)          (3)        (24)          2         (314)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets
   resulting from operations                          6         (15)          --            4         (27)          2         (528)
===================================================================================================================================
CONTRACT TRANSACTIONS

Contract purchase payments                           81         114          124           81         398          81        8,784
Net transfers(2)                                    426          --           --           --          --          --        2,877
Policy charges                                      (14)         (4)          (5)          --         (89)         --         (891)
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from contract transactions      493         110          119           81         309          81       10,770
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at beginning of year                      --          --           --           --          --          --           --
-----------------------------------------------------------------------------------------------------------------------------------
Net assets at end of year                          $499        $ 95         $119         $ 85        $282        $ 83      $10,242
===================================================================================================================================
ACCUMULATION UNIT ACTIVITY

Units outstanding at beginning of year               --          --           --           --          --          --
Contract purchase payments                           95         163          106           65         553         103
Net transfers(2)                                    519          --           --           --          --          --
Policy charges                                      (17)         (7)          (5)          --        (122)         --
------------------------------------------------------------------------------------------------------------------------
Units outstanding at end of year                    597         156          101           65         431         103
========================================================================================================================

(1) For the period Jan. 12, 2000 (commencement of operations) to Dec. 31, 2000.
(2) Includes transfer activity from (to) other subacounts and transfers from
    (to) American Enterprise Life's fixed account.

See accompanying notes to financial statements.


-------------------------------------------------------------------------------
                                                   PROSPECTUS - MAY 1, 2001   57

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
-------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS

1. ORGANIZATION

American Enterprise Variable Life Account (the Account) was established under Indiana law on July 15, 1987 and the subaccounts are registered together as a single unit investment trust of American Enterprise Life Insurance Company (American Enterprise Life) under the Investment Company Act of 1940, as amended (the 1940 Act). Operations of the Account commenced on Feb. 21, 1995.

The Account is comprised of various subaccounts. Each subaccount invests exclusively in shares of the following mutual funds or portfolios (collectively, the Funds), which are registered under the 1940 Act as diversified (non-diversified for Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio), open-end management investment companies and have the following investment managers.

SUBACCOUNT  INVESTS EXCLUSIVELY IN SHARES OF                                         INVESTMENT MANAGER
------------------------------------------------------------------------------------------------------------------------------------
VPBCA       AXP -Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund IDS Life Insurance Company(1)

VPBND       AXP -Registered Trademark- Variable Portfolio - Bond Fund                IDS Life Insurance Company(1)

VPCPR       AXP -Registered Trademark- Variable Portfolio - Capital Resource Fund    IDS Life Insurance Company(1)

VPCMG       AXP -Registered Trademark- Variable Portfolio - Cash Management Fund     IDS Life Insurance Company(1)

VPDEI       AXP -Registered Trademark- Variable Portfolio -
            Diversified Equity Income Fund                                           IDS Life Insurance Company(1)

VPEXI       AXP -Registered Trademark- Variable Portfolio - Extra Income Fund        IDS Life Insurance Company(1)

VPFIF       AXP -Registered Trademark- Variable Portfolio - Federal Income Fund      IDS Life Insurance Company(1)

VPGRO       AXP -Registered Trademark- Variable Portfolio - Growth Fund              IDS Life Insurance Company(1)

VPMGD       AXP -Registered Trademark- Variable Portfolio - Managed Fund             IDS Life Insurance Company(1)

VPNDM       AXP -Registered Trademark- Variable Portfolio - New Dimensions Fund
            -Registered Trademark-                                                   IDS Life Insurance Company(1)

VPSCA       AXP -Registered Trademark- Variable Portfolio -
            Small Cap Advantage Fund                                                 IDS Life Insurance Company(2)

VACAP       AIM V.I. Capital Appreciation Fund                                       A I M Advisors, Inc.

VACDV       AIM V.I. Capital Development Fund                                        A I M Advisors, Inc.

VAVAL       AIM V.I. Value Fund                                                      A I M Advisors, Inc.

VAPGR       Alliance VP Premier Growth Portfolio (Class B)                           Alliance Capital Management, L.P.

VATEC       Alliance VP Technology Portfolio (Class B)                               Alliance Capital Management, L.P.

VAUGH       Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)    Alliance Capital Management, L.P.

VBCAS       Baron Capital Asset Fund - Insurance Shares                              BAMCO, Inc.

VWTEG       Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio           Credit Suisse Asset Management, LLC
            (previously Warburg Pincus Trust - Emerging Growth Portfolio)

VFGRI       Fidelity VIP III Growth & Income Portfolio (Service Class)               Fidelity Management & Research Company (FMR)(3)

VFMDC       Fidelity VIP III Mid Cap Portfolio (Service Class)                       Fidelity Management & Research Company (FMR)(3)

VFOVS       Fidelity VIP Overseas Portfolio (Service Class)                          Fidelity Management & Research Company (FMR)(4)

VFRES       FTVIPT Franklin Real Estate Fund - Class 2                               Franklin Advisers, Inc.

VFMSS       FTVIPT Mutual Shares Securities Fund - Class 2                           Franklin Mutual Advisers, LLC

VFISC       FTVIPT Templeton International Smaller Companies Fund - Class 2          Templeton Investment Counsel, LLC

VGCPG       Goldman Sachs VIT Capital Growth Fund                                    Goldman Sachs Asset Management

VGCUS       Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                Goldman Sachs Asset Management

VGGLI       Goldman Sachs VIT Global Income Fund                                     Goldman Sachs Asset Management International

VGINE       Goldman Sachs VIT International Equity Fund                              Goldman Sachs Asset Management International

VJUDE       J.P. Morgan U.S. Disciplined Equity Portfolio                            J.P. Morgan

VLREQ       Lazard Retirement Equity Portfolio                                       Lazard Asset Management

VLRIE       Lazard Retirement International Equity Portfolio                         Lazard Asset Management

VMNDS       MFS -Registered Trademark- New Discovery Series - Initial Class          MFS Investment Management-Registered Trademark-

VMRES       MFS -Registered Trademark- Research Series - Initial Class               MFS Investment Management-Registered Trademark-

VMUTS       MFS -Registered Trademark- Utilities Series - Initial Class              MFS Investment Management-Registered Trademark-

VPGRI       Putnam VT Growth and Income Fund - Class IB Shares                       Putnam Investment Management, LLC

VPIGR       Putnam VT International Growth Fund - Class IB Shares                    Putnam Investment Management, LLC

VPINO       Putnam VT International New Opportunities Fund - Class IB Shares         Putnam Investment Management, LLC

VRMCC       Royce Micro-Cap Portfolio                                                Royce & Associates, Inc.

VRPRM       Royce Small-Cap Portfolio (previously Royce Premier Portfolio)           Royce & Associates, Inc.

VWISC       Wanger International Small Cap                                           Liberty Wanger Asset Management, L.P.

VWUSC       Wanger U.S. Small Cap                                                    Liberty Wanger Asset Management, L.P.
------------------------------------------------------------------------------------------------------------------------------------

(1) American Express Financial Corporation (AEFC) is the investment adviser.
(2) AEFC is the investment adviser. Kenwood Capital Management LLC is the sub-investment adviser.
(3) FMR U.K. and FMR Far East are the sub-investment advisers.
(4) FMR U.K., FMR Far East, Fidelity International Investment Advisors and FIIA U.K. are the sub-investment advisers.

The assets of each subaccount of the Account are not chargeable with liabilities arising out of the business conducted by any other segregated asset account or by American Enterprise Life.

American Enterprise Life issues the contracts that are distributed by banks and financial institutions either directly or through a network of third-party marketers.


-------------------------------------------------------------------------------
58  AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------
2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

INVESTMENTS IN THE FUNDS

Investments in shares of the Funds are stated at market value which is the net asset value per share as determined by the respective Funds. Investment transactions are accounted for on the date the shares are purchased and sold. The cost of investments sold and redeemed is determined on the average cost method. Dividend distributions received from the Funds are reinvested in additional shares of the Funds and are recorded as income by the subaccounts on the ex-dividend date.

Unrealized appreciation or depreciation of investments in the accompanying financial statements represents the subaccounts' share of the Funds' undistributed net investment income, undistributed realized gain or loss and the unrealized appreciation or depreciation on their investment securities.

USE OF ESTIMATES

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of increase and decrease in net assets from operations during the period. Actual results could differ from those estimates.

FEDERAL INCOME TAXES

American Enterprise Life is taxed as a life insurance company. The Account is treated as part of American Enterprise Life for federal income tax purposes. Under existing federal income tax law, no income taxes are payable with respect to any investment income of the Account.

3. MORTALITY AND EXPENSE RISK FEE AND POLICY CHARGES

American Enterprise Life makes contractual assurances to the Account that possible future adverse changes in administrative expenses and mortality experience of the policy owners and beneficiaries will not affect the Account. The mortality and expense risk fee paid to American Enterprise Life is computed daily and is equal, on an annual basis, to 0.9% of the average daily net assets of the subaccount. A monthly deduction is made for the cost of insurance and the administrative charge. The cost of insurance for the policy month is determined on the monthly date by determining the net amount at risk, as of that day, and by then applying the cost of insurance rates to the net amount at risk which American Enterprise Life is assuming for the succeeding month. The monthly deduction will be taken from the fixed account and subaccounts on a pro-rata basis.

American Enterprise Life deducts an administrative charge of $7 per month. This charge reimburses American Enterprise Life for expenses incurred in administering the policy, such as processing claims, maintaining records, making policy changes and communicating with owners of policies. American Enterprise Life does not anticipate that it will make any profit on this charge.

4. OPTIONAL INSURANCE BENEFIT CHARGE

Each month American Enterprise Life deducts charges for any optional insurance benefits added to the policy by rider.

5. PREMIUM EXPENSE CHARGE

American Enterprise Life deducts a premium expense charge of 3% from each premium payment. It partially compensates American Enterprise Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. It also compensates American Enterprise Life for paying taxes imposed by certain states and governmental subdivisions on premiums received by insurance companies. All policies in all states are charged the same premium expense charge even though state premium taxes vary.

6. SURRENDER CHARGE

There are surrender charges for surrenders and lapses during the first 15 policy years and in the 15 years following an increase in specified amount. This charge decreases until it is zero at the end of 15 years. The surrender charge reimburses American Enterprise Life for costs of issuing the policy, such as processing the application (primarily underwriting) and setting up computer records. It also partially compensates American Enterprise Life for expenses in distributing the policy, including agents' compensation, advertising and printing the prospectus and sales literature. Charges by American Enterprise Life for surrenders are not identified on an individual segregated asset account basis. Charges for all segregated asset accounts amounted to $662,606 in 2000, $479,554 in 1999 and $199,062 in 1998. Such charges are not treated as a separate expense of the subaccounts or Account. They are ultimately deducted from surrender benefits paid by American Enterprise Life.


--------------------------------------------------------------------------------
                                                    PROSPECTUS - MAY 1, 2001  59

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------
7. INVESTMENT IN SHARES

The subaccounts' investments in shares of the Funds as of Dec. 31, 2000 were as follows:

SUBACCOUNT   INVESTMENT                                                                  SHARES            NAV
---------------------------------------------------------------------------------------------------------------------
VPBCA        AXP -Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund       7           $  9.88

VPBND        AXP -Registered Trademark- Variable Portfolio - Bond Fund                      8             10.37

VPCPR        AXP -Registered Trademark- Variable Portfolio - Capital Resource Fund          6             26.57

VPCMG        AXP -Registered Trademark- Variable Portfolio - Cash Management Fund          82              1.00

VPDEI        AXP -Registered Trademark- Variable Portfolio -
             Diversified Equity Income Fund                                                 8             10.01

VPEXI        AXP -Registered Trademark- Variable Portfolio - Extra Income Fund             66              6.99

VPFIF        AXP -Registered Trademark- Variable Portfolio - Federal Income Fund           18             10.17

VPGRO        AXP -Registered Trademark- Variable Portfolio - Growth Fund                    7              9.43

VPMGD        AXP -Registered Trademark- Variable Portfolio - Managed Fund                   4             17.68

VPNDM        AXP -Registered Trademark- Variable Portfolio - New Dimensions Fund
             -Registered Trademark-                                                         4             19.21

VPSCA        AXP -Registered Trademark- Variable Portfolio - Small Cap Advantage Fund       7             11.20

VACAP        AIM V.I. Capital Appreciation Fund                                             6             30.84

VACDV        AIM V.I. Capital Development Fund                                              6             12.99

VAVAL        AIM V.I. Value Fund                                                            5             27.31

VAPGR        Alliance VP Premier Growth Portfolio (Class B)                                 2             31.93

VATEC        Alliance VP Technology Portfolio (Class B)                                    20             24.90

VAUGH        Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)         16             11.64

VBCAS        Baron Capital Asset Fund - Insurance Shares                                    7             17.26

VWTEG        Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio                 5             12.86
             (previously Warburg Pincus Trust - Emerging Growth Portfolio)

VFGRI        Fidelity VIP III Growth & Income Portfolio (Service Class)                    36             15.19

VFMDC        Fidelity VIP III Mid Cap Portfolio (Service Class)                           134             20.22

VFOVS        Fidelity VIP Overseas Portfolio (Service Class)                                4             19.94

VFRES        FTVIPT Franklin Real Estate Fund - Class 2                                     5             17.36

VFMSS        FTVIPT Mutual Shares Securities Fund - Class 2                                 6             14.22

VFISC        FTVIPT Templeton International Smaller Companies - Class 2                     7             10.74

VGCPG        Goldman Sachs VIT Capital Growth Fund                                          6             12.09

VGCUS        Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                    6             12.48

VGGLI        Goldman Sachs VIT Global Income Fund                                          19              9.75

VGINE        Goldman Sachs VIT International Equity Fund                                    7             11.78

VJUDE        J.P. Morgan U.S. Disciplined Equity Portfolio                                  5             14.90

VLREQ        Lazard Retirement Equity Portfolio                                             8             10.20

VLRIE        Lazard Retirement International Equity Portfolio                               7             12.01

VMNDS        MFS -Registered Trademark- New Discovery Series - Initial Class               70             16.61

VMRES        MFS -Registered Trademark- Research Series - Initial Class                    33             20.80

VMUTS        MFS -Registered Trademark- Utilities Series - Initial Class                    4             23.57

VPGRI        Putnam VT Growth and Income Fund - Class IB Shares                             6             25.76

VPIGR        Putnam VT International Growth Fund - Class IB Shares                         28             17.67

VPINO        Putnam VT International New Opportunities Fund - Class IB Shares               7             13.67

VRMCC        Royce Micro-Cap Portfolio                                                     17              7.05

VRPRM        Royce Small-Cap Portfolio (previously Royce Premier Portfolio)                13              6.40

VWISC        Wanger International Small Cap                                                10             28.49

VWUSC        Wanger U.S. Small Cap                                                          4             19.99
---------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
60 AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------
8. INVESTMENT TRANSACTIONS

The subaccounts' purchases of Funds' shares, including reinvestment of dividend distributions, were as follows:

                                                                                                   YEAR ENDED
--------------------------------------------------------------------------------------------------------------------
SUBACCOUNT(1) INVESTMENT                                                                          DEC. 31, 2000
--------------------------------------------------------------------------------------------------------------------
VPBCA         AXP -Registered Trademark- Variable Portfolio - Blue Chip Advantage Fund                $ 82

VPBND         AXP -Registered Trademark- Variable Portfolio - Bond Fund                                 82

VPCPR         AXP -Registered Trademark- Variable Portfolio - Capital Resource Fund                  1,298

VPCMG         AXP -Registered Trademark- Variable Portfolio - Cash Management Fund                      82

VPDEI         AXP -Registered Trademark- Variable Portfolio - Diversified Equity Income Fund            82

VPEXI         AXP -Registered Trademark- Variable Portfolio - Extra Income Fund                      1,169

VPFIF         AXP -Registered Trademark- Variable Portfolio - Federal Income Fund                      183

VPGRO         AXP -Registered Trademark- Variable Portfolio - Growth Fund                               81

VPMGD         AXP -Registered Trademark- Variable Portfolio - Managed Fund                              87

VPNDM         AXP -Registered Trademark- Variable Portfolio - New Dimensions Fund
              -Registered Trademark-                                                                    87

VPSCA         AXP -Registered Trademark- Variable Portfolio - Small Cap Advantage Fund                  84

VACAP         AIM V.I. Capital Appreciation Fund                                                       247

VACDV         AIM V.I. Capital Development Fund                                                         81

VAVAL         AIM V.I. Value Fund                                                                      133

VAPGR         Alliance VP Premier Growth Portfolio (Class B)                                            81

VATEC         Alliance VP Technology Portfolio (Class B)                                             1,112

VAUGH         Alliance VP U.S. Government/High Grade Securities Portfolio (Class B)                    182

VBCAS         Baron Capital Asset Fund - Insurance Shares                                              128

VWTEG         Credit Suisse Warburg Pincus Trust - Emerging Growth Portfolio                            81
              (previously Warburg Pincus Trust - Emerging Growth Portfolio)

VFGRI         Fidelity VIP III Growth & Income Portfolio (Service Class)                             1,591

VFMDC         Fidelity VIP III Mid Cap Portfolio (Service Class)                                     2,971

VFOVS         Fidelity VIP Overseas Portfolio (Service Class)                                           81

VFRES         FTVIPT Franklin Real Estate Fund - Class 2                                                81

VFMSS         FTVIPT Mutual Shares Fund - Class 2                                                       81

VFISC         FTVIPT Templeton International Smaller Companies Fund - Class 2                           81

VGCPG         Goldman Sachs VIT Capital Growth Fund                                                     86

VGCUS         Goldman Sachs VIT CORE-SM- U.S. Equity Fund                                               83

VGGLI         Goldman Sachs VIT Global Income Fund                                                     199

VGINE         Goldman Sachs VIT International Equity Fund                                               86

VJUDE         J.P. Morgan U.S. Disciplined Equity Portfolio                                             81

VLREQ         Lazard Retirement Equity Portfolio                                                        90

VLRIE         Lazard Retirement International Equity Portfolio                                          83

VMNDS         MFS -Registered Trademark- New Discovery Series - Initial Class                        3,271

VMRES         MFS -Registered Trademark- Research Series - Initial Class                             2,095

VMUTS         MFS -Registered Trademark- Utilities Series - Initial Class                              103

VPGRI         Putnam VT Growth and Income Fund - Class IB Shares                                       983

VPIGR         Putnam VT International Growth Fund - Class IB Shares                                    706

VPINO         Putnam VT International New Opportunities Fund - Class IB Shares                         110

VRMCC         Royce Micro-Cap Portfolio                                                                121

VRPRM         Royce Small-Cap Portfolio (previously Royce Premier Portfolio)                            88

VWISC         Wanger International Small Cap                                                           348

VWUSC         Wanger U.S. Small Cap                                                                     81
-------------------------------------------------------------------------------------------------------------
              Combined Variable Account                                                            $18,862
-------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Jan. 12, 2000.


--------------------------------------------------------------------------------
                                                   PROSPECTUS - MAY 1, 2001   61

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

CONDENSED FINANCIAL INFORMATION
(UNAUDITED)

The following tables give per-unit information about the financial history of each subaccount.

YEAR ENDED DEC. 31,                                                                                                    2000(1)
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPBCA (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - BLUE CHIP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.91
Number of accumulation units outstanding at end of period                                                                   79
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPBND (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - BOND FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.00
Number of accumulation units outstanding at end of period                                                                   84
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPCPR (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - CAPITAL RESOURCE FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.84
Number of accumulation units outstanding at end of period                                                                  183
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPCMG (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - CASH MANAGEMENT FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.00
Number of accumulation units outstanding at end of period                                                                   82
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPDEI (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - DIVERSIFIED EQUITY INCOME FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.00
Number of accumulation units outstanding at end of period                                                                   81
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPEXI (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - EXTRA INCOME FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.84
Number of accumulation units outstanding at end of period                                                                  548
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPFIF (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - FEDERAL INCOME FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.03
Number of accumulation units outstanding at end of period                                                                  179
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPGRO (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - GROWTH FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.82
Number of accumulation units outstanding at end of period                                                                   76
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPMGD (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - MANAGED FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.97
Number of accumulation units outstanding at end of period                                                                   79
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPNDM (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - NEW DIMENSIONS FUND -REGISTERED TRADEMARK-)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.92
Number of accumulation units outstanding at end of period                                                                   78
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPSCA (INVESTING IN SHARES OF AXP -REGISTERED TRADEMARK- VARIABLE
PORTFOLIO - SMALL CAP ADVANTAGE FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.07
Number of accumulation units outstanding at end of period                                                                   71
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VACAP (INVESTING IN SHARES OF AIM V.I. CAPITAL APPRECIATION FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.91
Number of accumulation units outstanding at end of period                                                                  219
------------------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------------
62 AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
-------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                                                                    2000(1)
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VACDV (INVESTING IN SHARES OF AIM V.I. CAPITAL DEVELOPMENT FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.13
Number of accumulation units outstanding at end of period                                                                   67
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAVAL (INVESTING IN SHARES OF AIM V.I. VALUE FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.88
Number of accumulation units outstanding at end of period                                                                  143
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAPGR (INVESTING IN SHARES OF ALLIANCE VP PREMIER GROWTH PORTFOLIO
(CLASS B))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.82
Number of accumulation units outstanding at end of period                                                                   84
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VATEC (INVESTING IN SHARES OF ALLIANCE VP TECHNOLOGY PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.76
Number of accumulation units outstanding at end of period                                                                  666
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VAUGH (INVESTING IN SHARES OF ALLIANCE VP U.S. GOVERNMENT/HIGH GRADE
SECURITIES PORTFOLIO (CLASS B))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.04
Number of accumulation units outstanding at end of period                                                                  178
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VBCAS (INVESTING IN SHARES OF BARON CAPITAL ASSET FUND - INSURANCE SHARES)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.00
Number of accumulation units outstanding at end of period                                                                  115
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWTEG (INVESTING IN SHARES OF CREDIT SUISSE WARBURG PINCUS TRUST -
EMERGING GROWTH PORTFOLIO)
(PREVIOUSLY WARBURG PINCUS TRUST - EMERGING GROWTH PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.00
Number of accumulation units outstanding at end of period                                                                   69
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFGRI (INVESTING IN SHARES OF FIDELITY VIP III GROWTH & INCOME
PORTFOLIO (SERVICE CLASS))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.89
Number of accumulation units outstanding at end of period                                                                  616
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFMDC (INVESTING IN SHARES OF FIDELITY VIP III MID CAP PORTFOLIO
(SERVICE CLASS))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.34
Number of accumulation units outstanding at end of period                                                                2,025
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFOVS (INVESTING IN SHARES OF FIDELITY VIP OVERSEAS PORTFOLIO (SERVICE
CLASS))
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.75
Number of accumulation units outstanding at end of period                                                                   99
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFRES (INVESTING IN SHARES OF FTVIPT FRANKLIN REAL ESTATE FUND -
CLASS 2)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.12
Number of accumulation units outstanding at end of period                                                                   75
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFMSS (INVESTING IN SHARES OF FTVIPT MUTUAL SHARES FUND - CLASS 2)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.07
Number of accumulation units outstanding at end of period                                                                   80
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VFISC (INVESTING IN SHARES OF FTVIPT TEMPLETON INTERNATIONAL SMALLER
COMPANIES FUND - CLASS 2)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.94
Number of accumulation units outstanding at end of period                                                                   84
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                                  PROSPECTUS - MAY 1, 2001    63

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                                                                    2000(1)
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGCPG (INVESTING IN SHARES OF GOLDMAN SACHS VIT CAPITAL GROWTH FUND )
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.93
Number of accumulation units outstanding at end of period                                                                   79
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGCUS (INVESTING IN SHARES OF GOLDMAN SACHS VIT CORE-SM- U.S. EQUITY FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.92
Number of accumulation units outstanding at end of period                                                                   80
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGGLI (INVESTING IN SHARES OF GOLDMAN SACHS VIT GLOBAL INCOME FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.09
Number of accumulation units outstanding at end of period                                                                  171
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VGINE (INVESTING IN SHARES OF GOLDMAN SACHS VIT INTERNATIONAL EQUITY
FUND)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.88
Number of accumulation units outstanding at end of period                                                                   89
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VJUDE (INVESTING IN SHARES OF J.P. MORGAN U.S. DISCIPLINED EQUITY
PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.88
Number of accumulation units outstanding at end of period                                                                   84
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VLREQ (INVESTING IN SHARES OF LAZARD RETIREMENT EQUITY PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.99
Number of accumulation units outstanding at end of period                                                                   81
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VLRIE (INVESTING IN SHARES OF LAZARD RETIREMENT INTERNATIONAL EQUITY
PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.91
Number of accumulation units outstanding at end of period                                                                   90
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMNDS (INVESTING IN SHARES OF MFS -REGISTERED TRADEMARK- NEW DISCOVERY
SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.98
Number of accumulation units outstanding at end of period                                                                1,178
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMRES (INVESTING IN SHARES OF MFS -REGISTERED TRADEMARK- RESEARCH
SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.91
Number of accumulation units outstanding at end of period                                                                  745
-----------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VMUTS (INVESTING IN SHARES OF MFS -REGISTERED TRADEMARK- UTILITIES
SERIES - INITIAL CLASS)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.98
Number of accumulation units outstanding at end of period                                                                  104
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPGRI (INVESTING IN SHARES OF PUTNAM VT GROWTH AND INCOME FUND -
CLASS IB SHARES)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.97
Number of accumulation units outstanding at end of period                                                                  163
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPIGR (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL GROWTH FUND -
CLASS IB SHARES)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.84
Number of accumulation units outstanding at end of period                                                                  597
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VPINO (INVESTING IN SHARES OF PUTNAM VT INTERNATIONAL NEW OPPORTUNITIES
FUND - CLASS IB SHARES)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.61
Number of accumulation units outstanding at end of period                                                                  156
------------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------
64 AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-

AMERICAN ENTERPRISE VARIABLE LIFE ACCOUNT - AMERICAN EXPRESS SIGNATURE VARIABLE UNIVERSAL LIFE-SM-
--------------------------------------------------------------------------------

YEAR ENDED DEC. 31,                                                                                                    2000(1)
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VRMCC (INVESTING IN SHARES OF ROYCE MICRO-CAP PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.18
Number of accumulation units outstanding at end of period                                                                  101
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VRPRM (INVESTING IN SHARES OF ROYCE SMALL-CAP PORTFOLIO) (PREVIOUSLY ROYCE PREMIER PORTFOLIO)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $1.31
Number of accumulation units outstanding at end of period                                                                   65
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWISC (INVESTING IN SHARES OF WANGER INTERNATIONAL SMALL CAP)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.65
Number of accumulation units outstanding at end of period                                                                  431
------------------------------------------------------------------------------------------------------------------------------------
SUBACCOUNT VWUSC (INVESTING IN SHARES OF WANGER U.S. SMALL CAP)
Accumulation unit value at beginning of period                                                                           $1.00
Accumulation unit value at end of period                                                                                 $0.81
Number of accumulation units outstanding at end of period                                                                  103
------------------------------------------------------------------------------------------------------------------------------------

(1) Operations commenced on Jan. 12, 2000.


--------------------------------------------------------------------------------
                                                   PROSPECTUS - MAY 1, 200l   65

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

REPORT OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS
AMERICAN ENTERPRISE LIFE INSURANCE COMPANY

We have audited the accompanying balance sheets of American Enterprise Life Insurance Company (a wholly owned subsidiary of IDS Life Insurance Company) as of December 31, 2000 and 1999, and the related statements of income, stockholder's equity and cash flows for each of the three years in the period ended December 31, 2000. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of American Enterprise Life Insurance Company at December 31, 2000 and 1999, and the results of its operations and its cash flows for each of the three years in the period ended December 31, 2000, in conformity with accounting principles generally accepted in the United States.










/S/ Ernst & Young LLP
    Ernst & Young LLP
February 8, 2001
Minneapolis, Minnesota

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Balance sheets
December 31, ($ thousands, except share amounts)         2000           1999

Assets

Investments:
     Fixed maturities:
         Held to maturity, at amortized cost
            (fair value: 2000, $927,031;
            1999, $984,103)                             $  934,091   $1,006,349
         Available for sale, at fair value
            (amortized cost: 2000, $2,163,906;
            1999, $2,411,799)                            2,068,487    2,304,487
                                                         ---------    ---------
                                                         3,002,578    3,310,836
     Mortgage loans on real estate                         724,009      785,253
     Other investments                                       9,407       11,470
                                                             -----       ------
            Total investments                            3,735,994    4,107,559
Cash and cash equivalents                                   34,852           --
Amounts due from brokers                                     1,316           --
Accounts receivable                                            867          316
Accrued investment income                                   54,941       56,676
Deferred policy acquisition costs                          198,622      180,288
Deferred income taxes                                       26,350       37,501
Other assets                                                 9,969            9
Separate account assets                                    589,310      220,994
                                                           -------      -------
            Total assets                                $4,652,221   $4,603,343
                                                        ==========   ==========

Liabilities and stockholder's equi1ty
Liabilities:
     Future policy benefits for:
         Fixed annuities                                $3,584,784   $3,921,513
         Universal life-type insurance                          10           --
     Policy claims and other policyholders' funds            9,295       12,097
     Amounts due to brokers                                 24,387       25,215
     Other liabilities                                       6,326       17,436
     Separate account liabilities                          589,310      220,994
                                                           -------      -------
            Total liabilities                            4,214,112    4,197,255
Commitments and contingencies
Stockholder's equity:
     Capital stock, $100 par value per share;
         100,000 shares authorized, 20,000 shares
         issued and outstanding                              2,000        2,000
     Additional paid-in capital                            282,872      282,872
     Accumulated other comprehensive loss:
         Net unrealized securities losses                  (62,097)     (69,753)
     Retained earnings                                     215,334      190,969
                                                           -------      -------
            Total stockholder's equity                     438,109      406,088
                                                           -------      -------
Total liabilities and stockholder's equity              $4,652,221   $4,603,343
                                                        ==========   ==========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of income

Years ended December 31, ($ thousands)                2000      1999      1998

Revenues:
Net investment income                              $299,759  $322,746  $340,219
Policyholder and contractholder charges               6,865     6,069     6,387
Mortality and expense risk fees                       5,383     2,269     1,275
Net realized gain (loss) on investments                 469     6,565    (4,788)
                                                        ---     -----    ------
     Total revenues                                 312,476   337,649   343,093
                                                    -------   -------   -------

Benefits and expenses:
Interest credited on investment contracts           191,040   208,583   228,533
Amortization of deferred policy acquisition costs    47,676    43,257    53,663
Other operating expenses                             35,308    35,147    24,476
                                                     ------    ------    ------
     Total benefits and expenses                    274,024   286,987   306,672
                                                    -------   -------   -------
Income before income taxes                           38,452    50,662    36,421
Income taxes                                         14,087    16,675    14,395
                                                     ------    ------    ------
Net income                                         $ 24,365  $ 33,987  $ 22,026
                                                   ========  ========  ========


See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------


Statements of stockholder's equity

                                                                                                      Accumulated
                                                                                                        Other
                                                           Total                      Additional    Comprehensive
                                                       Stockholder's     Capital        Paid-In     (Loss) Income,     Retained
Three years ended December 31, ($ thousands)              Equity          Stock        Capital        Net of Tax       Earnings

Balance, January 1, 1998                                $ 469,344         $2,000       $282,872    $    49,516         $134,956
Comprehensive income:
     Net income                                            22,026             --             --             --           22,026
     Unrealized holding losses arising
         during the year, net of taxes of $3,400           (6,314)            --             --         (6,314)              --
     Reclassification adjustment for losses
         included in net income,
         net of tax of ($588)                               1,093             --             --          1,093               --
                                                            -----          -----          -----          -----            -----
Other comprehensive loss                                   (5,221)            --             --         (5,221)              --
                                                           ------          -----          -----         ------            -----
Comprehensive income:                                      16,805
                                                           ------

Balance, December 31, 1998                                486,149          2,000        282,872         44,295          156,982
Comprehensive loss:
     Net income                                            33,987             --             --             --           33,987
     Unrealized holding losses arising
         during the year, net of taxes of $59,231        (110,001)            --             --       (110,001)              --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $2,179                              (4,047)            --             --         (4,047)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive loss                                 (114,048)            --             --       (114,048)              --
                                                         --------          -----          -----       --------            -----
Comprehensive loss                                        (80,061)
                                                          -------

Balance, December 31, 1999                                406,088          2,000        282,872        (69,753)         190,969
Comprehensive income:
     Net income                                            24,365             --             --             --           24,365
     Unrealized holding gains arising
         during the year, net of taxes of $(4,812)          8,937             --             --          8,937               --
     Reclassification adjustment for gains
         included in net income,
         net of tax of $690                                (1,281)            --             --         (1,281)              --
                                                           ------          -----          -----         ------            -----
Other comprehensive income                                  7,656             --             --          7,656               --
                                                            -----          -----          -----          -----            -----
Comprehensive income                                       32,021
                                                           ------
Balance, December 31, 2000                              $ 438,109         $2,000       $282,872    $   (62,097)        $215,334
                                                        =========         ======       ========    ===========         ========

See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows

Years ended December 31, ($ thousands)                                                2000                1999                1998

Cash flows from operating activities:
Net income                                                                       $  24,365           $  33,987           $  22,026
Adjustments to reconcile net income
to net cash (used in) provided by operating activities:
     Change in accrued investment income                                             1,735               5,064              (2,152)
     Change in accounts receivable                                                    (551)               (102)                349
     Change in deferred policy acquisition costs, net                              (18,334)             16,191              28,022
     Change in other assets                                                         (9,960)                 34                  74
     Change in policy claims and other policyholders' funds                         (2,802)              4,708              (3,939)
     Deferred income tax provision (benefit)                                         7,029                 711              (9,591)
     Change in other liabilities                                                   (11,110)             (7,064)              7,595
     Amortization of premium, net                                                    2,682               2,315                 122
     Net realized (gain) loss on investments                                          (469)             (6,565)              4,788
     Other, net                                                                       (233)             (1,562)              2,544
                                                                                      ----              ------               -----
         Net cash (used in) provided by operating activities                        (7,648)             47,717              49,838

Cash flows from investing activities:
Fixed maturities held to maturity:
     Maturities                                                                     65,716              65,705              73,601
     Sales                                                                           5,128               8,466              31,117
Fixed maturities available for sale:
     Purchases                                                                    (101,665)           (593,888)           (298,885)
     Maturities                                                                    171,297             248,317             335,357
     Sales                                                                         176,296             469,126              48,492
Other investments:
     Purchases                                                                      (1,388)            (28,520)           (161,252)
     Sales                                                                          65,978              57,548              78,681
Change in amounts due from brokers                                                  (1,316)                 --                  --
Change in amounts due to brokers                                                      (828)            (29,132)             19,412
                                                                                      ----             -------              ------
         Net cash provided by investing activities                                 379,218             197,622             126,523

Cash flows from financing activities:
Activity related to universal life type insurance and investment contracts:
     Considerations received                                                       398,462             299,899             302,158
     Surrenders and other benefits                                                (926,220)           (753,821)           (707,052)
     Interest credited to account balances                                         191,040             208,583             228,533
                                                                                   -------             -------             -------
         Net cash used in financing activities                                    (336,718)           (245,339)           (176,361)
                                                                                  --------            --------            --------
Net increase in cash and cash equivalents                                           34,852                  --                  --
Cash and cash equivalents at beginning of year                                          --                  --                  --
                                                                                      ----                ----                ----
Cash and cash equivalents at end of year                                         $  34,852           $      --           $      --
                                                                                 =========           =========           =========
See accompanying notes.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Notes to Financial Statements

1. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES
Nature of business
American Enterprise Life Insurance Company (the Company) is a stock life insurance company that is domiciled in Indiana and is licensed to transact insurance business in 48 states. The Company's principal product is deferred annuities, which are issued primarily to individuals. It offers single premium and annual premium deferred annuities on both a fixed and variable dollar basis. Immediate annuities and variable universal life are offered as well. The Company distributes its products through financial institutions and unbranded independent financial advisors.

Basis of presentation
The Company is a  wholly-owned  subsidiary  of IDS Life  Insurance  Company (IDS
Life), which is a wholly owned subsidiary of American Express Financial Corporation (AEFC). AEFC is a wholly owned subsidiary of American Express Company. The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States which vary in certain respects from reporting practices prescribed or permitted by the Indiana Department of Insurance (see Note 4).

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investments
Fixed maturities that the Company has both the positive intent and the ability to hold to maturity are classified as held to maturity and carried at amortized cost. All other fixed maturities and marketable equity securities are classified as available for sale and carried at fair value. Unrealized gains and losses on securities classified as available for sale are reported as a separate component of accumulated other comprehensive (loss) income, net of deferred income taxes.

Realized investment gain or loss is determined on an identified cost basis.

Prepayments are anticipated on certain investments in mortgage-backed securities in determining the constant effective yield used to recognize interest income. Prepayment estimates are based on information received from brokers who deal in mortgage-backed securities.

When evidence indicates a decline, which is other than temporary, in the underlying value or earning power of individual investments, such investments are written down to the fair value by a charge to income.

Mortgage loans on real estate are carried at amortized cost less a reserve for mortgage loan losses. The estimated fair value of the mortgage loans is determined by a discounted cash flow analysis using mortgage interest rates currently offered for mortgages of similar maturities.

Impairment  of mortgage  loans is measured as the excess of the loan's  recorded investment over its present value of expected principal and interest payments discounted at the loan's effective interest rate, or the fair value of collateral. The amount of the impairment is recorded in a reserve for mortgage loan losses. The reserve for mortgage loan losses is maintained at a level that management believes is adequate to absorb estimated losses in the portfolio. The level of the reserve account is determined based on several factors, including historical experience, expected future principal and interest payments, estimated collateral values, and current and anticipated economic and political conditions. Management regularly evaluates the adequacy of the reserve for mortgage loan losses.

The Company generally stops accruing interest on mortgage loans for which interest payments are delinquent more than three months. Based on management's judgment as to the ultimate collectibility of principal, interest payments received are either recognized as income or applied to the recorded investment in the loan.

The cost of interest rate caps and floors is amortized to investment income over the life of the contracts and payments received as a result of these agreements are recorded as investment income when realized. The amortized cost of interest rate caps and floors is included in other investments. Amounts paid or received under interest rate swap agreements are recognized as an adjustment to investment income.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Statements of cash flows
The Company considers investments with a maturity at the date of their acquisition of three months or less to be cash equivalents. These securities are carried principally at amortized cost which approximates fair value.

Supplementary information to the statements of cash flows for the years ended December 31, is summarized as follows:

                                    2000        1999         1998
Cash paid during the year for:
Income taxes                     $14,861     $22,007      $19,035
Interest on borrowings             1,073       2,187        5,437

Recognition of profits on annuity contracts
Profits on fixed and variable deferred annuities are recognized by the Company over the lives of the contracts, using primarily the interest method. Profits on fixed annuities represent the excess of investment income earned from investment of contract considerations over interest credited to contract owners and other expenses. Profits on variable annuities represent the excess of contractholder charges over the costs of benefits provided and other expenses.

The retrospective deposit method is used in accounting for fixed and variable universal life-type insurance. Under this method, profits are recognized over the lives of the policies in proportion to the estimated gross profits expected to be realized.

Policyholder and contractholder charges include surrender charges and fees collected regarding the issue and administration of annuity contracts.

Deferred policy acquisition costs
The costs of acquiring new business, principally sales compensation, policy issue costs, and certain sales expenses, have been deferred on annuity contracts. These costs are amortized using primarily the interest method.

Amortization of deferred policy acquisition costs requires the use of assumptions including interest margins, mortality margins, persistency rates, maintenance expense levels and, for variable products, separate account performance. For variable universal life-type insurance and deferred annuities, actual experience is reflected in the Company's amortization models monthly. As actual experience differs from the current assumptions, management considers the need to change key assumptions underlying the amortization models prospectively. The impact of changing prospective assumptions is reflected in the period that such changes are made and is generally referred to as an unlocking adjustment. During 2000, unlocking adjustments resulted in a net increase in amortization of $1.5 million. Net unlocking adjustments in 1999 were not significant. During 1998, unlocking adjustments resulted in a net increase in amortization of $11 million.

Liabilities for future policy benefits
Liabilities for universal-life type insurance and fixed and variable deferred annuities are accumulation values.

Liabilities for fixed annuities in a benefit status are based on established industry mortality tables and interest rates ranging from 5% to 9.5%, depending on year of issue.

Federal income taxes
The Company's taxable income is included in the consolidated federal income tax return of American Express Company. The Company provides for income taxes on a separate return basis, except that, under an agreement between AEFC and American Express Company, tax benefit is recognized for losses to the extent they can be used on the consolidated tax return. It is the policy of AEFC and its subsidiaries that AEFC will reimburse subsidiaries for all tax benefits.

Included in other liabilities at December 31, 2000 and 1999 are $9,944 and $2,147, receivable from and payable to, respectively, IDS Life for federal income taxes.

Separate account business
The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity contract owners. The Company receives mortality and expense risk fees from the variable annuity separate accounts.

The Company makes contractual mortality assurances to the variable annuity contract owners that the net assets of the separate accounts will not be affected by future variations in the actual life expectancy experience of the annuitants and beneficiaries from the mortality assumptions implicit in the annuity contracts. The Company makes periodic fund transfers to, or withdrawals from, the separate account assets for such actuarial adjustments for variable annuities that are in the benefit payment period. The Company also guarantees that the rates at which administrative fees are deducted from contract funds will not exceed contractual maximums.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

Accounting changes
In June 1998, the Financial Accounting Standards Board (FASB) issued, and subsequently amended, Statement of Financial Accounting Standards (SFAS) No. 133, "Accounting for Derivative Instruments and Hedging Activities," which the company adopted on January 1, 2001. This Statement establishes accounting and reporting standards for derivative instruments, including some embedded in other contracts, and hedging activities. It requires that an entity recognize all derivatives as either assets or liabilities on the balance sheet and measure those instruments at fair value. Changes in the fair value of a derivative will be recorded in income or directly to equity, depending on the instrument's designated use.

A one-time opportunity to reclassify held-to-maturity investments to available-for-sale is allowed without tainting the remaining securities in the held-to-maturity portfolio. The Company has elected to take this opportunity to reclass its held-to-maturity investments to available-for-sale.

As of January 1, 2001, the cumulative impact of applying the Statement's accounting requirements will not have a significant impact on the Company's financial position or results of operations.

In September 2000, the FASB issued SFAS No. 140, "Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities," superceding SFAS No. 125. The Statement is effective for transfers and servicing of financial assets and extinguishments of liabilities occurring after March 31, 2001. The Statement is effective for recognition and reclassification of collateral and for disclosures relating to securitization transactions and collateral for fiscal years ending after December 15, 2000. The company does not expect SFAS No. 140 to have a material impact on the company's financial position or results of operations.

In July 2000, the FASB's Emerging Issues Task Force (EITF) issued a consensus on Issue 99-20, "Recognition of Interest Income and Impairment on Purchased Beneficial Interests in Securitized Financial Assets." The consensus must be adopted for fiscal quarters beginning after March 15, 2001, with earlier adoption permitted. Issue 99-20 prescribes new procedures for recording interest income and measuring impairment on retained and purchased beneficial interests. Application of the provisions of the consensus will not have a material impact on the Company's financial position or results of operations.

Reclassifications
Certain 1999 and 1998 amounts have been reclassified to conform to the 2000 presentation.

2. INVESTMENTS
Fair values of investments in fixed maturities represent quoted market prices and estimated values when quoted prices are not available. Estimated values are determined by established procedures involving, among other things, review of market indices, price levels of current offerings of comparable issues, price estimates and market data from independent brokers and financial files.

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 2000 are as follows:

                                                  Gross      Gross
                                    Amortized  unrealized  unrealized     Fair
Held to maturity                      cost        gains      losses       value
U.S. Government agency obligations   $  6,949    $    26    $     55  $    6,920
State and municipal obligations         2,101          1          --       2,102
Corporate bonds and obligations       773,630      9,876      17,470     766,036
Mortgage-backed securities            151,411        801         239     151,973
                                      -------        ---         ---     -------
                                     $934,091    $10,704    $ 17,764  $  927,031
                                     ========    =======    ========  ==========
Available for sale
U.S. Government agency obligations $    5,154    $   284    $     --  $    5,438
State and municipal obligations         2,250          5          --       2,255
Corporate bonds and obligations     1,319,781     19,103     123,865   1,215,019
Mortgage-backed securities            836,721     10,780       1,726     845,775
                                      -------     ------       -----     -------
                                   $2,163,906    $30,172    $125,591  $2,068,487
                                   ==========    =======    ========  ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The amortized cost, gross unrealized gains and losses and fair value of investments in fixed maturities at December 31, 1999 are as follows:

                                                   Gross       Gross
                                    Amortized   unrealized  unrealized    Fair
Held to maturity                      cost         gains      losses      value
U.S. Government agency obligations $    7,514     $   23    $   431   $    7,106
State and municipal obligations         3,002         44         --        3,046
Corporate bonds and obligations       816,826      5,966     23,311      799,482
Mortgage-backed securities            179,007        296      4,834      174,469
                                      -------        ---      -----      -------
                                   $1,006,349     $6,329    $28,576   $  984,103
                                   ==========     ======    =======   ==========
Available for sale
U.S. Government agency obligations $    2,047     $   --    $     47  $    1,999
State and municipal obligations         2,250         --         190       2,060
Corporate bonds and obligations     1,419,150      7,445      90,703   1,335,892
Mortgage-backed securities            988,352      1,929      25,746     964,536
                                      -------      -----      ------     -------
                                   $2,411,799     $9,374    $116,686  $2,304,487
                                   ==========     ======    ========  ==========

The amortized cost and fair value of investments in fixed maturities at December 31, 2000 by contractual maturity are shown below. Expected maturities will differ from contractual maturities because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties.

                                     Amortized                    Fair
Held to maturity                       cost                       value
Due from one to five years            $405,375                  $402,691
Due from five to ten years             321,802                   317,320
Due in more than ten years              55,503                    55,047
Mortgage-backed securities             151,411                   151,973
                                       -------                   -------
                                      $934,091                  $927,031
                                      ========                  ========

                                    Amortized                     Fair
Available for sale                     cost                       value
Due from one to five years          $   61,851                $   67,514
Due from five to ten years             965,579                   878,853
Due in more than ten years             299,755                   276,345
Mortgage-backed securities             836,721                   845,775
                                       -------                   -------
                                    $2,163,906                $2,068,487
                                    ==========                ==========


During the years ended December 31, 2000, 1999 and 1998, fixed maturities classified as held to maturity were sold with amortized cost of $5,128, $8,466 and $31,117, respectively. Net gains and losses on these sales were not significant. The sales of these fixed maturities were due to significant deterioration in the issuers' creditworthiness.

In addition, fixed maturities available for sale were sold during 2000 with proceeds of $176,296 and gross realized gains and losses of $3,488 and $1,516 respectively. Fixed maturities available for sale were sold during 1999 with proceeds of $469,126 and gross realized gains and losses of $10,374 and $4,147, respectively. Fixed maturities available for sale were sold during 1998 with proceeds of $48,492 and gross realized gains and losses of $2,835 and $4,516, respectively.

At December 31, 2000, bonds carried at $3,259 were on deposit with various states as required by law.

At December 31, 2000, investments in fixed maturities comprised 80 percent of the Company's total invested assets. These securities are rated by Moody's and Standard & Poor's (S&P), except for securities carried at approximately $463 million which are rated by AEFC internal analysts using criteria similar to Moody's and S&P. A summary of investments in fixed maturities, at amortized cost, by rating on December 31 is as follows:

Rating                             2000       1999
Aaa/AAA                       $  998,333   $1,168,144
Aaa/AA                             1,000           --
Aa/AA                             34,535       42,859
Aa/A                              59,569       52,416
A/A                              367,643      422,668
A/BBB                            121,028      189,072
Baa/BBB                          989,301      995,152
Baa/BB                            67,156       64,137
Below investment grade           459,432      483,700
                                 -------      -------
                              $3,097,997   $3,418,148
                              ==========   ==========

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

At December 31, 2000, approximately 92 percent of the securities rated Aaa/AAA were GNMA, FNMA and FHLMC mortgage-backed securities. No holdings of any other issuer were greater than one percent of the Company's total investments in fixed maturities.

At December 31, 2000, approximately 19 percent of the Company's invested assets were mortgage loans on real estate. Summaries of mortgage loans by region of the United States and by type of real estate are as follows:

                              December 31, 2000             December 31, 1999
                          On balance    Commitments      On balance  Commitments
Region                       sheet      to purchase         sheet    to purchase
South Atlantic              $172,349       $--             $194,325      $   --
Middle Atlantic              106,376        --              118,699          --
East North Central           122,354        --              126,243          --
Mountain                     100,208        --              103,751          --
West North Central           110,669        --              125,891         513
New England                   39,877        --               43,345         802
Pacific                       38,559        --               41,396          --
West South Central            30,172        --               31,153          --
East South Central             6,749        --                7,100          --
                               -----     -----                -----       -----
                             727,313        --              791,903       1,315
Less allowance for losses      3,304        --                6,650          --
                               -----     -----                -----       -----
                            $724,009       $--             $785,253      $1,315
                            ========       ===             ========      ======

                              December 31, 2000            December 31, 1999
                          On balance   Commitments       On balance  Commitments
Property type                sheet     to purchase          sheet    to purchase
Department/retail stores    $214,927        $--            $232,449      $1,315
Apartments                   152,906         --             181,346          --
Office buildings             191,767         --             202,132          --
Industrial buildings          80,330         --              83,186          --
Hotels/Motels                 41,977         --              43,839          --
Medical buildings             29,173         --              32,284          --
Nursing/retirement homes       6,471         --               6,608          --
Mixed Use                      9,762         --              10,059          --
                               -----      -----              ------       -----
                             727,313         --             791,903       1,315
Less allowance for losses      3,304         --               6,650          --
                               -----      -----               -----       -----
                            $724,009        $--            $785,253      $1,315
                            ========        ===            ========      ======

Mortgage loan fundings are restricted by state insurance regulatory authorities to 80 percent or less of the market value of the real estate at the time of origination of the loan. The Company holds the mortgage document, which gives it the right to take possession of the property if the borrower fails to perform according to the terms of the agreement. Commitments to purchase mortgages are made in the ordinary course of business. The fair value of the mortgage commitments is $nil.

At December 31, 2000 and 1999, the Company's recorded investment in impaired loans was $9,014 and $5,200, respectively, with allowances of $500 and $1,250, respectively. During 2000 and 1999, the average recorded investment in impaired loans was $4,684 and $5,399, respectively.

The  Company  recognized  $221,  $136 and $251 of  interest  income  related  to
impaired  loans  for  the  years  ended  December  31,  2000,   1999  and  1998,
respectively.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The following table presents changes in the allowance for investment losses related to all loans:

                                              2000        1999         1998
Balance, January 1                            $6,650     $8,500       $3,718
(Reduction) provision for investment losses   (3,346)    (1,850)       4,782
                                              ------     ------        -----
Balance, December 31                          $3,304     $6,650       $8,500
                                              ======     ======       ======

At December 31, 2000 the Company had no commitments to purchase investments.

Net investment income for the years ended December 31 is summarized as follows:

                                  2000          1999             1998
Interest on fixed maturities    $237,201      $265,199         $285,260
Interest on mortgage loans        59,686        63,721           65,351
Interest on cash equivalents       1,136           534              137
Other                              5,693        (1,755)          (2,493)
                                   -----        ------           ------
                                 303,716       327,699          348,255
Less investment expenses           3,957         4,953            8,036
                                   -----         -----            -----
                                $299,759      $322,746         $340,219
                                ========      ========         ========

Net realized gain (loss) on investments for the years ended December 31 is summarized as follows:

                                  2000         1999           1998
Fixed maturities                $ (2,877)     $ 4,715        $    28
Mortgage loans                     3,346       (1,650)        (4,816)
                                   -----       ------         ------
                                $    469      $ 3,065        $(4,788)
                                ========      =======        =======

Changes in net unrealized appreciation (depreciation) of investments for the years ended December 31 are summarized as follows:

                                        2000          1999          1998
Fixed maturities available for sale    $11,894     $(175,458)     $(8,032)

3. INCOME TAXES
The Company qualifies as a life insurance company for federal income tax purposes. As such, the Company is subject to the Internal Revenue Code provisions applicable to life insurance companies.

The  income  tax  expense  for the years  ended  December  31,  consists  of the following:
                                2000        1999           1998
Federal income taxes:
Current                        $ 6,170      $15,531       $23,227
Deferred                         7,029          711        (9,591)
                                 -----          ---        ------
                                13,199       16,242        13,636
State income taxes-- current       888          433           759
                                   ---          ---           ---
Income tax expense             $14,087      $16,675       $14,395
                               =======      =======       =======

Increases  (decreases) to the federal income tax provision  applicable to pretax income  based on the  statutory  rate,  for the years  ended  December  31,  are attributable to:
                                                           2000                   1999                   1998
                                                   Provision   Rate       Provision    Rate      Provision   Rate
Federal income taxes based on the statutory rate     $13,458   35.0%      $17,731     35.0%       $13,972   35.0%
Increases (decreases) are attributable to :
     Tax-excluded interest                                (4)    --           (14)      --            (35)  (0.1)
     State tax, net of federal benefit                   578    1.5           281      0.5            493    1.2
Other, net                                                55    0.1        (1,323)    (2.6)           (35)    --
                                                          --    ---        ------     ----            ---    ---
Total income taxes                                   $14,087   36.6%      $16,675     32.9%       $14,395   36.1%
                                                     =======   ====       =======     ====        =======   ====

Significant   components  of  the  Company's  deferred  income  tax  assets  and liabilities as of December 31 are as follows:

Deferred income tax assets:                         2000            1999
Policy reserves                                    $40,242          $46,243
Unrealized losses on investments                    31,441           39,678
Other                                                6,208            1,070
                                                     -----            -----
     Total deferred income tax assets               77,891           86,991
                                                    ------           ------
Deferred income tax liabilities:
Deferred policy acquisition costs                   51,541           49,490
                                                    ------           ------
     Total deferred income tax liabilities          51,541           49,490
                                                    ------           ------
     Net deferred income tax assets                $26,350          $37,501
                                                   =======          =======

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company is required to establish a valuation allowance for any portion of the deferred income tax assets that management believes will not be realized. In the opinion of management, it is more likely than not that the Company will realize the benefit of the deferred income tax assets and, therefore, no such valuation allowance has been established.

4. STOCKHOLDER'S EQUITY
Retained earnings available for distribution as dividends to IDS Life are limited to the Company's surplus as determined in accordance with accounting practices prescribed by state insurance regulatory authorities. Statutory unassigned surplus aggregated $31,152 and $58,223 as of December 31, 2000 and 1999, respectively. In addition, dividends in excess of $nil would require approval by the Insurance Department of the state of Indiana.

Statutory net (loss) income for the years ended December 31 and statutory capital and surplus as of December 31, are summarized as follows:

                                  2000          1999         1998
Statutory net (loss) income     $(11,928)    $ 15,241      $ 37,902
Statutory capital and surplus    315,930      343,094       330,588

The National Association of Insurance Commissioners (NAIC) revised the Accounting Practices and Procedures Manual in a process referred to as Codification. The revised manual will be effective January 1, 2001. The state of Indiana has adopted the provisions of the revised manual. The revised manual has changed, to some extent, prescribed statutory accounting practices and will result in changes to the accounting practices that the Company uses to prepare their statutory-basis financial statements. Management believes these changes will not adversely impact the Company's statutory-basis capital and surplus as of January 1, 2001.

5. RELATED PARTY TRANSACTIONS
The Company has purchased interest rate floors from IDS Life and entered into an interest rate swap with IDS Life to manage its exposure to interest rate risk. The interest rate floors had a carrying amount of $6,489 and $8,258 at December 31, 2000 and 1999, respectively. The interest rate swap is an off balance sheet transaction.

The Company has no employees. Charges by IDS Life for services and use of other joint facilities aggregated $45,191, $38,931 and $28,482 for the years ended December 31, 2000, 1999 and 1998, respectively. Certain of these costs are included in deferred policy acquisition costs.

6. LINES OF CREDIT
The Company has an available line of credit with AEFC aggregating $50,000. The rate for the line of credit is established by reference to various indices plus 20 to 45 basis points, depending on the term. There were no borrowings outstanding under this agreement at December 31, 2000 or 1999.

7. DERIVATIVE FINANCIAL INSTRUMENTS
The Company enters into transactions involving derivative financial instruments to manage its exposure to interest rate risk, including hedging specific transactions. The Company does not hold derivative instruments for trading purposes. The Company manages risks associated with these instruments as described below.

Market risk is the possibility that the value of the derivative financial instruments will change due to fluctuations in a factor from which the instrument derives its value, primarily an interest rate. The Company is not impacted by market risk related to derivatives held for non-trading purposes beyond that inherent in cash market transactions. Derivatives are largely used to manage risk and, therefore, the cash flow and income effects of the derivatives are inverse to the effects of the underlying transactions.

Credit risk is the possibility that the counterparty will not fulfill the terms of the contract. The Company monitors credit risk related to derivative financial instruments through established approval procedures, including setting concentration limits by counterparty, and requiring collateral, where appropriate. A vast majority of the Company's counterparties are rated A or better by Moody's and Standard & Poor's.

Credit risk related to interest rate caps and floors is measured by replacement cost of the contracts. The replacement cost represents the fair value of the instruments.

The notional or contract amount of a derivative financial instrument is generally used to calculate the cash flows that are received or paid over the life of the agreement. Notional amounts are not recorded on the balance sheet. Notional amounts far exceed the related credit exposure.

American Enterprise Life Insurance Company
-------------------------------------------------------------------------------

The Company's holdings of derivative financial instruments are as follows:

                             Notional    Carrying        Fair       Total credit
December 31, 2000             amount      amount         value        exposure
Assets:
     Interest rate caps     $  500,000     $2,037      $    414       $    414
     Interest rate floors    2,000,000      6,489        13,185         13,185
Off balance sheet:
     Interest rate swaps     2,000,000         --       (51,369)       (51,369)
                             ---------     ------       -------        -------
                                           $8,526      $(37,770)      $(37,770)
                                           ======      ========       ========

                             Notional    Carrying       Fair       Total credit
December 31, 1999             amount      amount        value        exposure
Assets:
     Interest rate caps     $  900,000   $  3,212       $ 4,437         $ 4,437
     Interest rate floors    2,000,000      8,258         2,251           2,251
Off balance sheet:
     Interest rate swaps     2,000,000         --        18,274          18,274
                             ---------      -----        ------          ------
                                          $11,470       $24,962         $24,962
                                          =======       =======         =======

The fair values of derivative financial instruments are based on market values, dealer quotes or pricing models. All interest rate caps, floors and swaps will expire on various dates from 2001 to 2006.

Interest rate caps, floors and swaps are used to manage the Company's exposure to interest rate risk. These instruments are used primarily to protect the margin between interest rates earned on investments and the interest rates credited to related annuity contract holders.


8. FAIR VALUES OF FINANCIAL INSTRUMENTS
The Company discloses fair value information for most on- and off-balance sheet financial instruments for which it is practicable to estimate that value. Fair value of life insurance obligations, receivables and all non-financial instruments, such as deferred acquisition costs are excluded. Off-balance sheet intangible assets are also excluded. Management believes the value of excluded assets and liabilities is significant. The fair value of the Company, therefore, cannot be estimated by aggregating the amounts presented.

                                               December 31, 2000          December 31, 1999
                                              Carrying      Fair         Carrying        Fair
Financial Assets                               amount       value          amount       value
Investments:
Fixed maturities (Note 2):
     Held to maturity                       $  934,091   $  927,031     $1,006,349   $  984,103
     Available for sale                      2,068,487    2,068,487      2,304,487    2,304,487
Mortgage loans on real estate (Note 2)         724,009      740,992        785,253      770,095
Derivative financial instruments (Note 7)        8,526      (37,770)        11,470       24,962
Separate account assets (Note 1)               589,310      589,310        220,994      220,994
Cash and cash equivalents                       34,852       34,852             --           --

Financial Liabilities
Future policy benefits for fixed annuities  $3,567,085   $3,480,270     $3,905,849   $3,778,945
Separate account liabilities                   589,310      567,989        220,994      209,942
                                               -------      -------        -------      -------

At December 31, 2000 and 1999, the carrying amount and fair value of future policy benefits for fixed annuities exclude life insurance-related contracts carried at $17,699 and $15,633, respectively. The fair value of these benefits is based on the status of the annuities at December 31, 2000 and 1999.

The fair values of deferred annuities and separate account liabilities are estimated as the carrying amount less applicable surrender charges. The fair value for annuities in non-life contingent payout status is estimated as the present value of projected benefit payments at rates appropriate for contracts issued in 2000 and 1999.

9. COMMITMENTS AND CONTINGENCIES
In January 2000, AEFC reached an agreement in principle to settle three class-action lawsuits related to the sales of insurance and annuity products, anticipated to provide for approximately $215 million of benefits. The Company had been named as a co-defendant in one of these lawsuits. In September 2000, the court gave preliminary approval to the proposed settlement and AEFC has mailed notices to all of the over two million class members. A fairness hearing is scheduled for March 2001, with final approval anticipated in the second quarter, pending any legal appeals. The anticipated costs of settlement remain unchanged from 1999. The portion of the settlement allocated to the Company did not have a material impact on the Company's financial position or results of operations. The agreement also provides for release by class members of all insurance and annuity market conduct claims dating back to 1985 and is subject to a number of contingencies, including final court approval.

AMERICAN ENTERPRISE            [AMERICAN EXPRESS LOGO]            PRSRT STD AUTO
LIFE INSURANCE COMPANY
829 AXP Financial Center                                           U.S. POSTAGE
Minneapolis, MN 55474                                                 PAID
(800) 333-3437                                                       AMERICAN
                                                                     EXPRESS







                                                                 S-6482 D (5/01)

                                     PART II

                          UNDERTAKINGS TO FILE REPORTS

Subject to the terms and conditions of Section 15(d) of the Securities Exchange Act of 1934, the undersigned registrant hereby undertakes to file with the Securities and Exchange Commission such supplementary and periodic information, documents, and reports as may be prescribed by any rule or regulation of the Commission hereto or hereafter duly adopted pursuant to authority conferred in that section.

                              RULE 484 UNDERTAKING

         The By-Laws of the depositor provide that the Corporation shall have the power to indemnify a director, officer, agent or employee of the Corporation pursuant to the provisions of applicable statues or pursuant to contract.

         The Corporation may purchase and maintain insurance on behalf of any director, officer, agent or employee of the Corporation against any liability asserted against or incurred by the director, officer, agent or employee in such capacity or arising out of the director's, officer's, agent's or employee's status as such, whether or not the Corporation would have the power to indemnify the director, officer, agent or employee against such liability under the provisions of applicable law.

         The By-Laws of the depositor provide that it shall indemnify a director, officer, agent or employee of the depositor pursuant to the provisions of applicable statutes or pursuant to contract.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

REPRESENTATION PURSUANT TO SECTION 26(e) OF THE INVESTMENT COMPANY ACT OF 1940

The sponsoring insurance company represents that the fees and charges deducted under the contract, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company.

REPRESENTATIONS PURSUANT TO RULE 6E-3(T)

This filing is made pursuant to Rule 6c-3 and 6e-3(T) under the Investment Company Act of 1940.

                   CONTENTS OF POST-EFFECTIVE AMENDMENT NO. 2
                     TO REGISTRATION STATEMENT NO.333-84121

This Registration Statement comprises the following papers and documents:

           The facing sheet.

           The prospectus consisting of 78 pages.

           The undertakings to file reports.

           The signatures.

           The following exhibits:

1. A. Copies of all exhibits required by paragraph A of instructions for Exhibits in Form N-8B-2 to the Registration Statement.

        (1)  (a)    Resolution  of the  Executive  Committee  of the Board of
                    Directors  of American  Enterprise  Life  Insurance  Company
                    establishing   the  Trust,   dated  July  15,  1987,   filed
                    electronically   as  Exhibit   1.A  (1)(a)  to  the  Initial
                    Registration Statement No. 33-54471,  filed on or about July
                    5, 1994, is incorporated herein by reference.

             (b) Resolution of the Board of Directors of American Enterprise Life Insurance Company establishing the Separate Account, dated November 3, 1999, filed electronically as Exhibit 1.A
                    (1)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, and is incorporated herein by reference.

        (2)         Not applicable.

        (3)  (a)    Not applicable.

             (b)(1) Form of Selling  Agreement  for American  Enterprise  Life
                    Insurance  Company  filed  electronically  as  Exhibit  1.A.
                    (3)(b)(1) to Post-Effective Amendment No. 1 to the Registration Statement No. 333-84121 filed on or about April 26, 2000, is incorporated herein by reference.

             (c)    Schedules  of  Sales  Commissions  filed  electronically  as
                    Exhibit 1.A.(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        (4)         Not applicable.

        (5)  (a)    Flexible  Premium Variable Life Insurance Policy (SIG-VUL)
                    filed  electronically as Exhibit 1.A (5)(a) to Pre-Effective
                    Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (b)    Accidental  Death  Benefit  Rider  filed  electronically  as
                    Exhibit 1.A.(5)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (c) Additional Insured Rider (Term Insurance) filed electronically as Exhibit 1.A.(5)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (d) Children's Level Term Insurance Rider filed electronically as Exhibit 1.A.(5)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (e) Term Insurance Rider filed electronically as Exhibit 1.A.(5)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


             (f) Waiver of Monthly Deduction Rider for Total Disability filed electronically as Exhibit 1.A.(5)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.


        (6)  (a)    Amendment and Restatement of Articles of  Incorporation  of
                    American   Enterprise  Life  dated  July  29,  1986,   filed
                    electronically  as Exhibit 6.1 to the  Initial  Registration
                    Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

             (b) Amended By-Laws of American Enterprise Life filed electronically as Exhibit 6.2 to the Initial Registration Statement No. 33-54471, filed on or about July 5, 1994, is incorporated herein by reference.

        (7)         Not applicable.

        (8)  (a)    Copy of Participation Agreement between American Enterprise
                    Life Insurance Company and the Variable  Insurance  Products
                    Fund, Fidelity Distributors Corporation,  dated September 1,
                    1999  filed   electronically   as  Exhibit   1.A.(8)(a)   to
                    Pre-Effective  Amendment No. 1 to the Registration Statement
                    No. 333-84121, is incorporated herein by reference.

             (b)    Copy  of   Participation   Agreement   between   American
                    Enterprise Life Insurance Company and the Variable Insurance Products Fund III, Fidelity Distributors Corporation, dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(b) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (c) Form of Participation Agreement between American Enterprise Life Insurance Company and Royce Capital Fund, Royce & Associates, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(c) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (d) Form of Participation Agreement between American Enterprise Life Insurance Company and Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(d) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (e)    Form  of   Participation   Agreement   between   American
                    Enterprise Life Insurance Company and MFS Variable Insurance Trust, Massachusetts Financial Services Company, dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(e) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (f) Form of Participation Agreement between American Enterprise Life Insurance Company and Lazard Asset Management, Lazard Retirement Series, Inc., dated September 1, 1999 filed electronically as Exhibit 1.A.(8)(f) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (g) Form of Participation Agreement between American Enterprise Life Insurance Company and Baron Capital Funds, BAMCO Inc., dated September 1, 1999 filed electronically as
                    Exhibit 1.A.(8)(g) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

             (h) Form of Participation Agreement between American Enterprise Life Insurance Company and Putnam Capital Manager Trust, Putnam Mutual Funds Corp., dated January 16, 1995, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-54471, is incorporated herein by reference.

             (i) Copy of Participation Agreement By and Among AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., American Enterprise Life Insurance Company, on Behalf of Itself and Its Separate Accounts, and American Express Financial Advisors, Inc., dated Oct. 30, 1997, filed electronically as
                    Exhibit 8.5 to Post-Effective Amendment No. 10 to Registration Statement No. 33-54471 is incorporated herein by reference.

             (j) Copy of Participation Agreement By and Among Baron Capital Funds Trust and BAMCO, Inc. and American Enterprise Life Insurance Company, dated Sept. 1, 1999, is filed electronically herewith.

             (k) Copy of Participation Agreement By and Between Goldman Sachs Variable Insurance Trust, Goldman, Sachs & Co. and American Enterprise Life Insurance Company, dated April 1, 1999, filed electronically as Exhibit 8.4(a) to Pre-Effective Amendment No. 1 to Registration Statement No. 333-74865 is incorporated herein by reference.

             (l) Copy of Participation Agreement by and among American Enterprise Life Insurance Company, American Express Financial Advisors Inc., Lazard Asset Management, and Lazard Retirement Series, Inc., dated Sept. 1, 1999, is filed electronically herewith.

             (m) Copy of Participation Agreement Among MFS Variable Insurance Trust, American Enterprise Life Insurance Company and Massachusetts Financial Services Company, dated September 1, 1999, is filed electronically herewith.

             (n) Copy of Participation Agreement Among Putnam capital Manager Trust, Putnam Mutual Funds, Corp. and American Enterprise Life Insurance Company, dated January 16, 1995, filed electronically as Exhibit 8.2 to Post-Effective Amendment No. 2 to Registration Statement No. 33-54471 is incorporated herein by reference.

             (o) Copy of Participation Agreement By and Among Royce Capital Fund and Royce & Associates, Inc. and American Enterprise Life Insurance Company, dated September 1, 1999, is filed electronically herewith.

             (p) Copy of Participation Agreement By and Among American Enterprise Life Insurance Company and Warburg Pincus Trust and Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc., dated September 1, 1999, is filed electronically herewith.

        (9)         None.

        (10)        Form  of  Application  for  the  Flexible   Premium
                    Variable  Life  Insurance  Policy  filed  electronically  as
                    Exhibit 1.A.(10) to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

        (11)       American   Enterprise   Life  Insurance   Company's
                    Description of Transfer and Redemption Procedures and Method of Conversion to Fixed Benefit Policies filed electronically as Exhibit 11 to Pre-Effective Amendment No. 1 to the Registration Statement No. 333-84121, is incorporated herein by reference.

   B.   (1)        Not applicable.

        (2)         Not applicable.

   C.               Not applicable.

 2.                 Opinion of counsel is filed electronically herewith.

 3.                 Not applicable.

 4.                 Not applicable.

 5.                 Not applicable.

 6. Actuarial opinion of Mark Gorham is filed electronically herewith.

 7.          (a)    Written  actuarial  consent  of Mark  Gorham  is  filed
                    electronically herewith.

             (b) Written auditor consent of Ernst & Young LLP is filed electronically herewith.

             (c) Power of Attorney to sign amendments to this Registration Statement dated April 25, 2001 is filed electronically herewith.

                                   SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940 American Enterprise Life Insurance Company, on behalf of the Registrant, certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on behalf of the Registrant by the undersigned, thereunto duly authorized, in the City of Minneapolis, and State of Minnesota on the 25th day of April, 2001.

American Enterprise Variable Life Separate Account
      (Registrant)

By American Enterprise Life Insurance Company
      (Sponsor)

By    /s/  Carol A. Holton*
           -----------------
           Carol A. Holton
           President and Chief
           Executive Officer

Pursuant to the requirements of the Securities Act of 1933, this Amendment to the Registration Statement has been signed by the following persons in the capacities indicated on the 25th day of April, 2001.

Signature                                           Title

/s/  Gumer C. Alvero*                     Director, Chairman of the Board and
     --------------------                 Executive Vice President - Annuities
     Gumer C. Alvero

/s/  Carol A. Holton*                     Director, President and Chief
     --------------------                 Executive Officer
     Carol A. Holton

     --------------------                 Director
     Paul S. Mannweiler

/s/  Teresa J. Rasmussen*                 Director, Vice President, General
     --------------------                 Counsel and Secretary
     Teresa J. Rasmussen

/s/  Stuart A. Sedlacek*
     --------------------                 Executive Vice President
     Stuart A. Sedlacek

/s/  Philip C. Wentzel*                   Vice President and Controller
     --------------------
     Philip C. Wentzel

/s/  David L. Yowan*                      Vice President and Treasurer
     --------------------
     David L. Yowan


*Signed pursuant to Power of Attorney dated April 25, 2001 filed electronically as an Exhibit 7(c) to this Amendment to the Registration Statement on Form S-6, File No. 333-84121 and is incorporated herein by reference.




By:   /s/  Mary Ellyn Minenko
           --------------------------
           Mary Ellyn Minenko
           Vice President, Group Counsel and Assistant Secretary